UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22540

AGF Investments Trust

(Exact name of registrant as specified in charter)

53 State Street

Suite 1308

Boston, MA 02109

(Address of principal executive offices) (Zip code)

William H. DeRoche, President

53 State Street, Suite 1308

Boston, MA 02109

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (617) 292-9801

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report
June 30, 2020
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as your brokerage firm).
Alternatively, you may elect to receive paper copies of all future reports free of charge by contacting your financial intermediary. Your election to receive reports in paper may apply to all funds held in your account(s) that you invest in through your financial intermediary.

Before investing you should carefully consider a Fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus, which can be obtained by visiting www.AGFiQ.com. Please read the prospectus carefully before you invest.
Risks:   There is no guarantee that a Fund will achieve its objective. Investing involves risk, including possible loss of principal. There is a risk that during a “bull” market, when most equity securities and long only Exchange Traded Funds (“ETFs”) are increasing in value, a Fund’s short positions will likely cause a Fund to underperform the overall U.S. equity market and such ETFs. These securities may be more volatile than a broad cross-section of securities, and momentum may be an indicator that a security’s price is peaking. The value of an investment in a Fund may fall, sometimes sharply, and you could lose money by investing in a Fund. A Fund may utilize derivatives and, as a result, the Fund could lose more than the amount it invests. When utilizing short selling, the amount a Fund could lose on a short sale is potentially unlimited because there is no limit on the price a shorted security might attain. For further risk information on each Fund, please read the prospectus.
AGFiQ Dynamic Hedged U.S. Equity ETF (USHG) specific risks: The Fund’s hedging strategies against declines in security prices, financial markets, exchange rates and interest rates may not be successful, and even if they are successful, the Fund’s exposure to a certain risk may not be fully hedged at all times and the Fund may still lose money on a hedged position. The risks of investing in securities of ETFs typically reflect the risks of the types of instruments in which the underlying ETF invests. To the extent the Fund invests significantly in the AGFiQ U.S. Market Neutral Anti-Beta Fund, which is also managed by the Adviser (the “Market Neutral ETF”), it will be subject to the following risks applicable to investing in the Market Neutral ETF: There is a risk that during a “bull” market, when most equity securities and long only ETFs are increasing in value, the Market Neutral ETF’s short positions will likely cause the Market Neutral ETF to underperform the overall U.S. equity market and such ETFs. These securities may be more volatile than a broad cross-section of securities, and momentum may be an indicator that a security’s price is peaking. The value of an investment in the Market Neutral ETF may fall, sometimes sharply, and you could lose money by investing in the fund. The Market Neutral ETF may utilize derivatives and as a result, the Market Neutral ETF could lose more that the amount it invests. When utilizing short selling the amount the Market Neutral ETF could lose on a short sale is potentially unlimited because there is no limit on the price a shorted security might attain.
AGFiQ Global Infrastructure ETF (GLIF) specific risks: The Fund’s investments in infrastructure-related securities will expose the Fund to potential adverse economic, regulatory, political, legal and other changes affecting such investments. Rising interest rates could lead to higher financing costs and reduced earnings for infrastructure companies. Investments in foreign securities involve risks that differ from investments in securities of U.S. issuers because of unique political, economic and market conditions. Investments in securities of issuers located in emerging market economies (including frontier market economies) are generally riskier than investments in securities of issuers from more developed economies. Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.
Shares of AGFiQ are bought and sold at market price (not net assets value (“NAV”), as defined below) and are not individually redeemed from a Fund. Brokerage commissions will reduce returns. Market Price (as defined below) returns are based upon the midpoint of the bid/ask spread at 4:00 PM Eastern time (when NAV is normally determined), and do not represent the returns you would receive if you traded shares at other times. Fund returns assume that dividends and capital gains distributions have been reinvested in a Fund at NAV. Some performance results reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable.
Beta is a measure of an asset’s sensitivity to an underlying index. Long is purchasing a stock with the expectation that it is going to rise in value. Short is selling stock with the expectation of profiting by buying it back later at a lower price. Spread Return is the return earned between the long and short portfolios within each ETF. One cannot invest directly in an index.
Shares are not individually redeemable and can be redeemed only in Creation Units, and the purchase and sale price of individual Shares trading on an Exchange may be below, at, or above the most recently calculated NAV for such Shares.
Distributor:   Foreside Fund Services, LLC

v	Management Discussion of Fund Performance
Schedule of Investments
1	AGFiQ U.S. Market Neutral Momentum Fund
7	AGFiQ U.S. Market Neutral Value Fund
14	AGFiQ U.S. Market Neutral Anti-Beta Fund
21	AGFiQ Hedged Dividend Income Fund
26	AGFiQ Global Infrastructure ETF
28	AGFiQ Dynamic Hedged U.S. Equity ETF
29	Statements of Assets and Liabilities
31	Statements of Operations
33	Statements of Changes in Net Assets
36	Financial Highlights
38	Notes to Financial Statements
55	Report of Independent Registered Public Accounting Firm
56	Expense Examples
58	Board Consideration of the Investment Advisory Agreement
60	Additional Information
61	Trustees and Officers of AGF Investments Trust
Each Fund invests in certain securities long and certain securities short pursuant to its Target Index, and the performance of a Fund depends on the difference in the rates of return (i.e., the spread return) between the long positions and the short positions. If the long positions appreciate more or decline less than the short positions, then a Fund will generate a positive return. If the long positions appreciate less or decline more than the short positions, however, a Fund will generate a negative return.
The “U.S. Market Neutral IndicesSM” are a product of Dow Jones Indexes, the marketing name and a licensed trademark of CME Group Index Services LLC (“CME”), and have been licensed for use. “Dow Jones®”, “U.S. Market Neutral IndicesSM” and “Dow Jones Indexes” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed for use for certain purposes by AGF Investments LLC (“Licensee”). The Funds based on the U.S. Market Neutral IndicesSM are not sponsored, endorsed, sold or promoted by Dow Jones, CME or their respective affiliates. Dow Jones, CME and their respective affiliates make no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of trading in the Funds. Dow Jones’, CME’s and their respective affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of Dow Jones and of the “U.S. Market Neutral IndicesSM” which is determined, composed and calculated by CME without regard to the Licensee or the Funds. Dow Jones and CME have no obligation to take the needs of the Licensee or the owners of the Funds into consideration in determining, composing or calculating “U.S. Market Neutral IndicesSM”. Dow Jones, CME and their respective affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Funds to be sold or in the determination or calculation of the equation by which the Funds are to be converted into cash. Dow Jones, CME and their respective affiliates have no obligation or liability in connection with the administration, marketing or trading of the Funds. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the Funds currently being issued by the Licensee, but which may be similar to and competitive with the Funds. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the “U.S. Market Neutral IndicesSM”. It is possible that this trading activity will affect the value of the “U.S. Market Neutral IndicesSM” and the Funds.
DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE U.S. MARKET NEUTRAL INDICESSM OR ANY DATA INCLUDED THEREIN AND DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE U.S. MARKET NEUTRAL INDICESSM OR ANY DATA INCLUDED THEREIN. DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE U.S. MARKET NEUTRAL INDICESSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES, CME OR THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN CME AND THE LICENSEE, OTHER THAN THE LICENSORS OF CME.

Dear Shareholder,
This Annual Report for the AGFiQ ETFs covers the period from July 1, 2019 through June 30, 2020 (the “Annual Period”). During the Annual Period, each Fund’s NAV1 return was as follows:
AGFiQ U.S. Market Neutral Momentum Fund (“MOM”)	18.04%
AGFiQ U.S. Market Neutral Value Fund (“CHEP”)	-26.21%
AGFiQ U.S. Market Neutral Anti-Beta Fund (“BTAL”)	12.07%
AGFiQ Hedged Dividend Income Fund (“DIVA”)	-9.10%
AGFiQ Global Infrastructure ETF (“GLIF”)	-7.32%
AGFiQ Dynamic Hedged U.S. Equity ETF (“USHG”)	8.81%
The Annual Period included the eighth full calendar year of operations for the AGFiQ suite of ETFs. During the majority of the Annual Period, the AGFiQ family of ETFs product offering consisted of three market neutral factor-based ETFs, a long/short ETF, a fund of funds ETF and an active transparent infrastructure ETF. A fourth market neutral factor-based ETF, the AGFiQ U.S. Market Neutral Size Fund (“SIZ”) closed in December 2019.
AGFiQ continues to manage four rules based passive Funds that each seek to track the performance of an index that is designed to provide market neutral and/or long/short exposure to the key investment factors of Momentum, Value, Low Beta, and Dividend Yield. These factors have deep academic underpinnings. The products were the first of their kind that incorporate long/short and market neutral strategies using physical securities (rather than derivatives) in an ETF vehicle.
During the Annual Period, the U.S. equity markets were higher than the previous period, with the Standard & Poor’s (S&P) 500® Index2 finishing the Annual Period with a total return of 7.51%. The second half of the Annual Period saw tremendous volatility3 due to the global pandemic brought on by COVID-19, the infectious disease caused by the most recent discovered coronavirus. During the second half of the Annual Period, the first quarter of 2020 resulted in the S&P 500 Index down -19.60%, while the second quarter of 2020 saw the S&P 500 Index up 20.54%. It was a tale of two halves, with the first half, June-December 2019, characterized by lower volatility and steady positive market returns. Equity markets reached all-time highs in February 2020 only to plunge in March over concerns regarding the effects of COVID-19. During the second quarter of 2020, the equity markets reversed course as the global economy began to reopen and economic activity began to grow.
There was a lot to look forward to at the start of the 2020. Phase one of the U.S.-China trade deal was done, and Brexit was no longer an imminent risk. But then COVID-19 hit and everything changed. Not immediately, however, as there was a good deal of complacency early on, but once it was clear that the initial outbreak was not contained and that economies around the world were going to shut down to keep the pandemic from spreading further, that was when panic set in. The second quarter of 2020 was the worst quarter of U.S. growth in over 250 years. The policy response to the downturn was just as remarkable as the downturn. Governments did what was necessary to keep the pandemic from spreading uncontrollably, they also recognized the gaping hole in the economy that lockdown actions created and acted swiftly alongside central banks to provide aid to households and small businesses, as well as the necessary stimulus to keep markets operating smoothly.
Going forward into the third and fourth quarters of 2020, we believe that it is very unlikely that GDP growth gets worse than it was in the second quarter. If we do get a relapse, we believe that it will most likely be caused by the pandemic coming back in a significant way or by a serious policy miscue, which seems unlikely given just how committed governments and central banks are in getting us through the crisis. Even then, we believe anything that is negative from this point forward is likely to be more of an aftershock than the original shock. Markets have moved well in front of the recovery, so economic data needs to be strong over the next two quarters and there may need to be other catalysts along the way such as progress on a vaccine and/or drug therapies to fight the virus. It is also important to recognize how unusual the market rally off the bottom has

i

been to date. In the United States, it has been the five or six of the largest index names, which reflect the stay-at-home world, that have driven the market higher, while the broader market has lagged. That is not normal and how that plays out over the next few months may determine what direction markets take from here.
Beyond the pandemic there are other risks to the markets that must be considered. The U.S. election is a risk that has taken a back seat to the global pandemic, but it is going to become a more important issue as we get closer to November 2020. If the Democrats look poised to sweep the Senate, the House of Representatives and the White House, we believe that would most likely be a negative for equity markets. U.S.-China relations are still a big risk to markets that can’t be forgotten. There is also Brexit, which is still unresolved, and the risk of the European Commission’s newly proposed €750-billion recovery fund being blocked. We believe the market is assuming that these things will work out favorably, but these are wildcards that could turn negative and would have an impact on global stocks.
The AGFiQ U.S. Market Neutral Momentum Fund (MOM) posted strong returns for the Annual Period as the Fund rose 18.04%. MOM exhibited exceptional performance during the first quarter of 2020, with the fund up 23.00% while the S&P 500 Index was down -19.60%. The Fund posted positive performance in six of the 12 months of the Annual Period, with returns ranging from -7.64% to 10.00%. The best performing months for the Fund were March 2020 and January 2020, finishing up 10.00% and 9.32%, respectively. The worst performing months for the Fund were September 2019 and December 2019, finishing down -7.64% and -3.66%, respectively. The Fund is sector neutral, dollar neutral and equal weighted, and the primary driver of performance is the isolated factor, in this case momentum, total returns over the first 12 of the last 13 months. During the Annual Period, high momentum stocks significantly outperformed low momentum stocks resulting in positive performance for the Fund.
The AGFiQ U.S. Market Neutral Value Fund (CHEP) posted negative returns for the Annual Period as the Fund was down -26.21%. CHEP was down significantly during the first quarter of 2020 at -22.11% similar to the S&P 500 Index which was down -19.60%. The Fund posted positive performance in four of the 12 months of the Annual Period, with returns ranging from -12.12% to 8.09%. The best performing months for the Fund were September 2019 and December 2019, finishing up 8.09%, and 2.66%, respectively. The worst performing months for the Fund were March 2020 and May 2020, finishing down -12.12% and -7.98%, respectively. The Fund is sector neutral, dollar neutral and equal weighted, and the primary driver of performance is the isolated factor, in this case valuation based on cash flow to price, earnings to price, and book to price. During the Annual Period, the market rewarded higher valuation companies over lower valuation companies resulting in negative performance for the Fund.
The AGFiQ U.S. Market Neutral Anti-Beta Fund (BTAL) finished the Annual Period up 12.07%. BTAL is designed to be negatively correlated4 to the broad equity markets and provided its intended hedge when equity markets sold off during the first quarter of 2020. During the first quarter of 2020 the S&P 500 was down -19.60% as compared to BTAL which was up 15.57%. Aside from providing a notable equity hedge, BTAL was able to deliver positive performance during the Annual Period, even while the equity market moved higher. We believe BTAL is best used as a portfolio hedging tool that should help reduce portfolio volatility. The Fund is designed to be long the lower beta names and short the higher beta names, and while this design can leave the Fund susceptible to underperformance during strong equity performance, it also could capture positive performance when low beta stocks outperform high beta stocks. The Fund posted positive performance in six of the 12 months of the Annual Period, with returns ranging from -3.35% to 8.85%. The best performing months for the Fund were August 2019 and March 2020, finishing up 8.85% and 8.70%, respectively. The worst performing months for the Fund were June 2020 and April 2020, finishing down -3.35% and -3.16%, respectively. The Fund is sector neutral, dollar neutral and equal weighted, and the primary driver of performance is the isolated factor, in this case beta. During the Annual Period, the market tended to favor lower beta stocks over higher beta stocks, resulting in positive performance for the Fund.
The AGFiQ Hedged Dividend Income Fund (DIVA) finished the Annual Period down -9.10%. The Fund was launched as an innovative response to growing concerns in the investment community about interest rate and credit risk within the fixed income universe. Investors continue to clamor for income in a low yield world. DIVA is a long/short ETF designed to provide both yield and capital appreciation. DIVA is constructed to invest in stocks with stable or growing dividends that trade at high yields. To reduce risk, DIVA shorts stocks in each sector that have unstable or low dividends. To prevent sector concentration in the highest dividend sectors and provide diversified dividend exposure, the Fund caps long sectors at 25%, while sector and industry weights in the short portfolio are approximately 50% of the size of the long sector weights. The Fund posted positive performance in six of the 12 months of the Annual Period, with returns ranging from -13.30% to 6.91%. The best performing months for the Fund were April 2020 and September 2019, finishing up 6.91% and 4.94%, respectively. The worst performing months for the Fund were March 2020 and February 2020, finishing down -13.30% and -4.15% respectively. The Fund is designed as a long /short fund with approximately 100% long exposure and 50% short exposure, and the primary driver of performance is the isolated factor, in this case high equity dividend yield. During the Annual Period, higher yielding stocks underperformed lower yielding stocks, resulting in a negative performance for the Fund.
The AGFiQ Global Infrastructure Fund (GLIF) finished the Annual Period down -7.32%. The Fund seeks to provide exposure to a diversified portfolio of global infrastructure equities. Listed infrastructure securities typically offer higher dividend yields than equities or bonds and can be used as a hedge against inflation or to mitigate rising interest rates. The Fund employs a systematic, factor-driven investment strategy that uses a proprietary sector model and an expanded universe of global infrastructure equities to broaden the opportunity set and seek attractive risk-adjusted returns. The Fund posted positive performance in seven of the 12 months of the Annual Period, with returns ranging from -15.23% to 7.88%. The best performing months for the Fund were April 2020 and December 2019, finishing up 7.88% and 5.20%, respectively. The worst performing months for the Fund were March 2020 and February 2020, finishing down -15.23% and -6.52% respectively. During the Annual Period, the recovery of infrastructure stocks during the second quarter of 2020 lagged the broader cap weighted equity market as revenues associated with many projects continued to lag resulting in underperformance to cap weighted equity indices.
The AGFiQ Dynamic Hedged U.S. Equity Fund (USHG) finished the Annual Period up 8.81%. The Fund seeks to provide exposure to a diversified portfolio of U.S. equities to provide long-term capital appreciation and maintain lower than market volatility while utilizing an embedded downside risk management tool to protect capital. Proprietary sector allocation and risk models are evaluated daily so the portfolio can be responsive to changing market conditions. Concentration risk is reduced by maintaining full sector diversification and using embedded downside risk management. The Fund posted positive performance in ten of the 12 months of the Annual Period, with returns ranging from -7.56% to 9.89%. The best performing months for the Fund were April 2020 and May 2020, finishing up 9.89% and 3.45%, respectively. The worst performing months for the Fund were March 2020 and February 2020, finishing down -7.56% and -6.69% respectively. The risk mitigation tools utilized provided the fund with outperformance relative to broader cap weighted equity indices.
In addition, each of MOM, CHEP, BTAL and DIVA may invest up to 20% of its total assets in instruments other than the long and short positions in its Target Index, which we believe helps each Fund track its Index. Such instruments currently used are total return swaps and their impact on Fund performance is noted below. Though allowed, DIVA did not hold any total return swaps during the Annual Period due to its lower short position of only 50% in the underlying index as compared to the 100% position in the underlying index for MOM, CHEP and BTAL.
The long swap position in the S&P Dow Jones Thematic Long Momentum Total Return Index contributed positively and the short swap position in the S&P Dow Jones Thematic Short Momentum Total Return Index contributed positively to the absolute performance of MOM during the Annual Period.
The long swap position in the S&P Dow Jones Thematic Long Value Total Return Index contributed negatively and the short swap position in the S&P Dow Jones Thematic Short Value Total Return Index contributed negatively to the absolute performance of CHEP during the Annual Period.
The long swap position in the S&P Dow Jones Thematic Long Anti-Beta Total Return Index contributed negatively and the short swap position in the S&P Dow Jones Thematic Short Anti-Beta Total Return Index contributed positively to the absolute performance of BTAL during the Annual Period.

We believe the AGFiQ family of ETFs should be positioned to perform even in the face of an ever-changing global landscape, due to their uncorrelated return profile to the broad equity and fixed income markets and their ability to capture persistent market premiums with lower volatility.
As always, we thank you for your continued support.
Sincerely,
The AGFiQ Team
Short-term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.
The views expressed in this letter were those of AGF Investments, LLC as of June 30, 2020, and may not necessarily reflect the view on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the Funds’ present investment methodology and do not constitute investment advice.

AGFiQ U.S. Market Neutral Momentum Fund (MOM) (Unaudited):
The AGFiQ U.S. Market Neutral Momentum Fund seeks performance results that correspond to the price and yield performance, before fees and expenses, of the S&P Dow Jones U.S. Thematic Market Neutral Momentum Index (“DJUS Momentum Index” or “Index”). The Index, which is compiled by S&P Dow Jones Indices, is equal weighted, dollar neutral, and sector neutral. The Index rebalances quarterly by identifying the highest momentum stocks as long positions and lowest momentum stocks as short positions, of approximately equal dollar amounts, within each sector. The Fund provides investors with the means of seeking the spread return between the prices of high and low momentum stocks within the Dow Jones U.S. Index5. A stock’s momentum is based on its total return, which is a function of price performance and dividend returns over the first 12 of the last 13 months. Stocks with a higher total return receive a higher ranking and are considered high momentum and stocks with a lower total return receive a lower ranking and are considered low momentum. Momentum investing entails investing in securities that have had above-average returns and shorting securities that have had below-average returns. The performance of the Fund will depend on the difference in the rate of return between its long positions and short positions.
During the Annual Period from July 1, 2019 through June 30, 2020, the Fund’s market price return was 17.44% and its NAV return was 18.04%1. The Index returned 16.78% during the same period. The outperformance of the fund relative to the index was primarily due to higher returns on cash balances relative to the return posted to the index cash exposure. The Fund’s market price at June 30, 2020 was $28.89.
The Fund posted positive performance in six of the 12 months for the Annual Period, with returns ranging from -7.64% to 10.00%. The best performing months for the Fund were March 2020 and January 2020, finishing up 10.00% and 9.32%, respectively. The worst performing months for the Fund were September 2019 and December 2019, finishing down -7.64% and -3.66%, respectively.
The Fund is sector neutral, dollar neutral and equal weighted, and the primary driver of performance is the isolated factor, in this case momentum, total returns over the first 12 of the last 13 months. During the Annual Period, high momentum stocks significantly outperformed low momentum stocks resulting in positive performance for the Fund.
The Fund had an annualized volatility3 of 22.88% for the Annual Period.
	Fund Sector Weights (Based on Net Assets)
As of 06/30/2020	% Long Weight	% Short Weight
Communication Services	4.83%	-4.40%
Consumer Discretionary	12.62%	-12.43%
Consumer Staples	5.07%	-5.14%
Energy	3.49%	-4.14%
Financials	15.34%	-16.04%
Health Care	12.14%	-11.84%
Industrials	14.52%	-15.78%
Information Technology	17.88%	-16.64%
Materials	5.10%	-5.26%
Real Estate	9.14%	-9.56%
Utilities	4.89%	-4.87%
Characteristics of the Long and Short Portfolios
Characteristics (as of 6/30/2020)	Long Index	Short Index
Number of Companies	200	200
Book Yield (B/P)	23.18%	86.28%
Earnings Yield (E/P)	3.12%	4.41%
Beta	1.053	1.407
Average Market Cap (millions)	$47,707	$10,779
Median Market Cap (millions)	$18,248	$4,206

v

Frequency of Distributions of Premiums and Discounts — Information concerning the number of days that the Fund trades at a premium or discount for the most recently completed five fiscal years can be found on the Funds’ website, www.agf.com/us.
Growth of a $10,000 Investment Since Inception at Net Asset Value*
MOM — AGFiQ U.S. Market Neutral Momentum Fund
DJUS Momentum Index — S&P Dow Jones U.S. Thematic Market Neutral Momentum Index
Russell 1000 — Russell 1000 Index8
*
The line graph represents historical performance of a hypothetical investment of $10,000 from September 6, 2011 (Commencement of Operations) to June 30, 2020 assuming the reinvestment of distributions.

Average Annual Total Return as of June 30, 2020
	1 Year	3 Year	5 Year	Since Inception
MOM NAV Return	18.04%	9.02%	3.05%	2.01%
MOM Market Price Return	17.44%	8.82%	2.95%	1.95%
DJUS Momentum Index	16.78%	8.68%	3.66%	3.44%
Russell 1000 Index	7.48%	10.64%	10.47%	14.03%
The Fund’s Average Annual Total Returns are based on net assets values calculated for shareholder transactions which are not reflective of adjustments required pursuant to GAAP. Accordingly, differences may exist between this data and similar information reported in the financial statements.
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until November 1, 2020 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses if any) of the Fund are limited to 0.45% of the Fund’s average net assets. The expense limit was reduced to 0.45% on June 1, 2020. Prior to June 1, 2020 the expense limit was 0.75%. As stated in the current prospectus, the current gross and net expense ratios are 6.18% and 2.32% respectively. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.agfiq.com. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

AGFiQ U.S. Market Neutral Value Fund (CHEP) (Unaudited):
The AGFiQ U.S. Market Neutral Value Fund seeks performance results that correspond to the price and yield performance before fees and expenses, of the S&P Dow Jones U.S. Thematic Market Neutral Value Index (“DJUS Value Index” or “Index”). The Index, which is compiled by S&P Dow Jones Indices, is equal weighted, dollar neutral, and sector neutral. The Index rebalances quarterly by identifying the most undervalued stocks as long positions and the most overvalued stocks as short positions, of approximately equal dollar amounts, within each sector. The Fund provides investors with the means of seeking the spread return between high and low ranked stocks. Undervalued stocks within each sector receive higher rankings and overvalued stocks receive lower rankings. For the Fund, value investing entails investing in securities that have below-average valuations based on ratios such as earnings to price,6 book to price,7 and cash flow from operations to price and shorting securities that have above-average valuations based on the same ratios. The performance of the Fund will depend on the difference in the rates of return between the long positions and the short positions.
During the Annual Period from July 1, 2019 through June 30, 2020, the Fund’s market price return was -25.47% and its NAV return was -26.21%1. The Index returned -26.04% during the same period. The market price outperformance of the fund relative to the index was primarily due to higher returns on cash balances relative to the return posted to the index cash exposure. The Fund’s market price at June 30, 2020 was $14.75.
The Fund posted positive performance in four of the 12 months for the Annual Period, with returns ranging from -12.12% to 8.09%. The best performing months for the Fund were September 2019 and December 2019, finishing up 8.09%, and 2.66%, respectively. The worst performing months for the Fund were March 2020 and May 2020, finishing down -12.12% and -7.98%, respectively.
The Fund is sector neutral, dollar neutral and equal weighted, and the primary driver of performance is the isolated factor, in this case valuation based on cash flow to price, earnings to price, and book to price. During the Annual Period, the market rewarded higher valuation companies over lower valuation companies resulting in negative performance for the Fund.
The Fund had an annualized volatility3 of 18.95% for the Annual Period.
	Fund Sector Weights (Based on Net Assets)
As of 06/30/2020	% Long Weight	% Short Weight
Communication Services	4.68%	-4.02%
Consumer Discretionary	13.28%	-12.57%
Consumer Staples	5.02%	-5.03%
Energy	3.36%	-3.68%
Financials	15.03%	-14.93%
Health Care	11.33%	-12.20%
Industrials	14.73%	-14.62%
Information Technology	16.80%	-18.72%
Materials	5.25%	-5.12%
Real Estate	9.35%	-8.57%
Utilities	5.04%	-4.84%
Characteristics of the Long and Short Portfolios
Characteristics (as of 6/30/20)	Long Index	Short Index
Number of Companies	200	200
Book Yield (B/P)	92.91%	15.53%
Earnings Yield (E/P)	7.49%	0.80%
Beta	1.332	1.105
Average Market Cap (millions)	$14,663	$38,495
Median Market Cap (millions)	$5,899	$14,250

Frequency of Distributions of Premiums and Discounts — Information concerning the number of days that the Fund trades at a premium or discount for the most recently completed five fiscal years can be found on the Funds’ website, www.agf.com/us.
Growth of a $10,000 Investment Since Inception at Net Asset Value*
CHEP — AGFiQ U.S. Market Neutral Value Fund
DJUS Value Index — S&P Dow Jones U.S. Thematic Market Neutral Value Index
Russell 1000 — Russell 1000 Index8
*
The line graph represents historical performance of a hypothetical investment of $10,000 from September 12, 2011 (Commencement of Operations) to June 30, 2020 assuming the reinvestment of distributions.

Average Annual Total Return as of June 30, 2020
	1 Year	3 Year	5 Year	Since Inception
CHEP NAV Return	-26.21%	-16.68%	-10.35%	-5.05%
CHEP Market Price Return	-25.47%	-16.42%	-10.28%	-4.95%
DJUS Value Index	-26.04%	-16.61%	-9.60%	-3.62%
Russell 1000 Index	7.48%	10.64%	10.47%	14.08%
The Fund’s Average Annual Total Returns are based on net assets values calculated for shareholder transactions which are not reflective of adjustments required pursuant to GAAP. Accordingly, differences may exist between this data and similar information reported in the financial statements.
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until November 1, 2020 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses if any) of the Fund are limited to 0.45% of the Fund’s average net assets. As stated in the current prospectus, the current gross and net expense ratios are 24.34% and 1.61% respectively. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.agfiq.com. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

AGFiQ U.S. Market Neutral Anti-Beta Fund (BTAL) (Unaudited):
The AGFiQ U.S. Market Neutral Anti-Beta Fund seeks performance results that correspond to the price and yield performance, before fees and expenses, of the S&P Dow Jones U.S. Thematic Market Neutral Anti-Beta Index (“DJUS Anti-Beta Index” or “Index”). The Index, which is compiled by S&P Dow Jones Indices, is equal weighted, dollar neutral, and sector neutral. The Index rebalances quarterly by identifying the lowest beta stocks as long positions and highest beta stocks as short positions, of approximately equal dollar amounts, within each sector. The Fund provides investors with the means of seeking the spread return between low and high beta stocks. Low beta stocks are those stocks that are less volatile than the Dow Jones U.S. Index,5 and high beta stocks are those stocks that are more volatile than the Dow Jones U.S. Index. Anti-beta investing entails investing in securities that have below-average betas and shorting securities that have above-average betas. The performance of the Fund will depend on the differences in the rates of return of these long positions and short positions.
During the Annual Period from July 1, 2019 through June 30, 2020, the Fund’s market price return was 11.99% and its NAV return was 12.07%1. The Index returned 11.93% during the same period. The outperformance of the fund relative to the index was primarily due to higher returns on cash balances relative to the return posted to the index cash exposure. The Fund’s market price at June 30, 2020 was $24.30.
The Fund posted positive performance in six of the 12 months of the Annual Period, with returns ranging from -3.35% to 8.85%. The best performing months for the Fund were August 2019 and March 2020, finishing up 8.85% and 8.70%, respectively. The worst performing months for the Fund were June 2020 and April 2020, finishing down -3.35% and -3.16%, respectively.
The Fund is sector neutral, dollar neutral and equal weighted, and the primary driver of performance is the isolated factor, in this case beta. During the Annual Period, the market tended to favor lower beta stocks over higher beta stocks, resulting in positive performance for the Fund.
The Fund had annualized volatility3 of 19.39% for the Annual Period.
	Fund Sector Weights (Based on Net Assets)
As of 06/30/2020	% Long Weight	% Short Weight
Communication Services	4.87%	-4.70%
Consumer Discretionary	12.30%	-13.17%
Consumer Staples	5.26%	-5.50%
Energy	3.49%	-3.89%
Financials	15.56%	-16.08%
Health Care	12.17%	-11.36%
Industrials	14.53%	-15.27%
Information Technology	17.46%	-17.38%
Materials	5.65%	-6.30%
Real Estate	8.75%	-9.18%
Utilities	4.94%	-4.98%
Characteristics of the Long and Short Portfolios
Characteristics (as of 6/30/2020)	Long Index	Short Index
Number of Companies	200	200
Book Yield (B/P)	31.12%	73.26%
Earnings Yield (E/P)	3.33%	3.92%
Beta	0.852	1.586
Average Market Cap (millions)	$45,615	$13,398
Median Market Cap (millions)	$13,041	$5,520

Frequency of Distributions of Premiums and Discounts — Information concerning the number of days that the Fund trades at a premium or discount for the most recently completed five fiscal years can be found on the Funds’ website, www.agf.com/us.
Growth of a $10,000 Investment Since Inception at Net Asset Value*
BTAL — AGFiQ U.S. Market Neutral Anti-Beta Fund
DJUS Momentum Index — S&P Dow Jones U.S. Thematic Market Neutral Anti-Beta Index
Russell 1000 — Russell 1000 Index8
*
The line graph represents historical performance of a hypothetical investment of $10,000 from September 12, 2011 (Commencement of Operations) to June 30, 2020 assuming the reinvestment of distributions.

Average Annual Total Return as of June 30, 2020
	1 Year	3 Year	5 Year	Since Inception
BTAL NAV Return	12.07%	7.09%	4.90%	0.00%
BTAL Market Price Return	11.99%	7.16%	4.94%	0.02%
DJUS Anti-Beta Index	11.93%	7.08%	5.87%	1.46%
Russell 1000 Index	7.48%	10.64%	10.47%	14.08%
The Fund’s Average Annual Total Returns are based on net assets values calculated for shareholder transactions which are not reflective of adjustments required pursuant to GAAP. Accordingly, differences may exist between this data and similar information reported in the financial statements.
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until November 1, 2020 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses if any) of the Fund are limited to 0.45% of the Fund’s average net assets. As stated in the current prospectus, the current gross and net expense ratios are 2.89% and 2.11% respectively. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.agfiq.com. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

x

AGFiQ Hedged Dividend Income Fund (DIVA) (Unaudited):
The AGFiQ Hedged Dividend Income Fund seeks performance results that correspond to the price and yield performance, before fees and expenses, of the Indxx Hedged Dividend Income Index9 (“Hedged Dividend Income Index” or “Index”). The Index, which is compiled by Indxx, is designed to generate a high current yield and capital appreciation. The Index rebalances quarterly by identifying the highest dividend stocks as long positions, and the lowest dividend stocks as short positions. The Index invests in stocks with stable or growing dividends that trade at high yields. To reduce risk, the Index shorts stocks in each sector which have unstable or low dividends. The Index is approximately 100% long and 50% short at the time of rebalances. The maximum weight for any sector in the long portfolio is 25%. Sector and industry weights in the short portfolio are approximately 50% of the size of the long sector weights. The Index has 100 long positions and approximately 150-200 short positions. The Fund provides investors with the means of seeking the spread return between low and high dividend stocks. The performance of the Fund will depend on the differences in the rates of return of these long positions and short positions.
During the Annual Period from July 1, 2019 through June 30, 2020, the Fund’s market price return was -9.42% and its NAV return was -9.10%1. The Index returned -8.91% during the same period. The Fund’s market price at June 30, 2020 was $20.51.
The Fund posted positive performance in six of the 12 months of the Annual Period, with returns ranging from -13.30% to 6.91%. The best performing months for the Fund were April 2020 and September 2019, finishing up 6.91% and 4.94%, respectively. The worst performing months for the Fund were March 2020 and February 2020, finishing down -13.30% and -4.15% respectively.
The Fund is designed as a long /short fund with approximately 100% long exposure and 50% short exposure, and the primary driver of performance is the isolated factor, in this case high equity dividend yield. During the Annual Period, higher yielding stocks underperformed lower yielding stocks, resulting in a negative performance for the Fund.
The Fund had annualized volatility3 of 21.61% for the Annual Period.
	Fund Sector Weights (Based on Net Assets)
As of 06/30/2020	% Long Weight	% Short Weight
Communication Services	3.91%	-1.96%
Consumer Discretionary	10.73%	-5.44%
Consumer Staples	4.90%	-2.45%
Energy	13.83%	-6.92%
Financials	11.73%	-10.08%
Health Care	1.96%	-0.96%
Industrials	6.88%	-3.38%
Information Technology	8.78%	-4.33%
Materials	4.88%	-2.41%
Real Estate	12.65%	-2.22%
Utilities	17.61%	-8.76%
Characteristics of the Long and Short Portfolios
Characteristics (as of 6/30/2020)	Long Index	Short Index
Number of Companies	100	188
Book Yield (B/P)	65.06%	47.28%
Earnings Yield (E/P)	7.39%	4.00%
Beta	1.184	1.157
Average Market Cap (millions)	$30,992	$40,305
Median Market Cap (millions)	$10,580	$10,544

Frequency of Distributions of Premiums and Discounts — Information concerning the number of days that the Fund trades at a premium or discount for the most recently completed five fiscal years can be found on the Funds’ website, www.agf.com/us.
Growth of a $10,000 Investment Since Inception at Net Asset Value*
DIVA — AGFiQ Hedged Dividend Income Fund
Hedged Dividend Income Index — INDXX Hedged Dividend Income Index
BloomBarc US Corporate Bond Index — Bloomberg Barclays US Corporate Total Return Value Unhedged Index10
*
The line graph represents historical performance of a hypothetical investment of $10,000 from January 15, 2015 (Commencement of Operations) to June 30, 2020 assuming the reinvestment of distributions.

Average Annual Total Return as of June 30, 2020
	1 Year	3 Year	5 Year	Since Inception
DIVA NAV Return	-9.10%	-1.62%	2.49%	1.52%
DIVA Market Price Return	-9.42%	-1.70%	2.41%	1.50%
INDXX Hedged Dividend Income Index	-8.91%	-0.93%	3.49%	2.54%
BloomBarc US Corp Bond Index	9.50%	6.34%	5.83%	4.80%
The Fund’s Average Annual Total Returns are based on net assets values calculated for shareholder transactions which are not reflective of adjustments required pursuant to GAAP. Accordingly, differences may exist between this data and similar information reported in the financial statements.
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until November 1, 2020 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses if any) of the Fund are limited to 0.45% of the Fund’s average net assets. As stated in the current prospectus, the current gross and net expense ratios are 8.93% and 1.10% respectively. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.agfiq.com. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

AGFiQ Global Infrastructure ETF (GLIF) (Unaudited):
The AGFiQ Global Infrastructure ETF seeks to provide exposure to a diversified portfolio of global infrastructure equities. The Fund will utilize a proprietary, multi-factor investment process to seek long-term capital appreciation by investing primarily in global equity securities in the infrastructure industry. The Fund seeks to provide potential diversification and risk reduction benefits as listed infrastructure has historically exhibited lower correlations with traditional asset classes and lower volatility than global equities. Listed infrastructure securities typically offer higher dividend yields than equities or bonds and can be used as a hedge against inflation or to mitigate rising interest rates. The Fund employs a systematic, factor-driven investment strategy that uses a proprietary sector model and an expanded universe of global infrastructure equities to broaden the opportunity set and seek attractive risk-adjusted returns.
During the Annual Period from July 1, 2019 through June 30, 2020, the Fund’s market price return was -6.76% and its NAV return was -7.32%1. The Index returned -5.99% during the same period. Out of benchmark positions held by the fund contributed significantly to the fund’s under performance relative to its performance benchmark. The Fund’s market price at June 30, 2020 was $23.36.
The Fund posted positive performance in seven of the 12 months of the Annual Period, with returns ranging from -15.23% to 7.88%. The best performing months for the Fund were April 2020 and December 2019, finishing up 7.88% and 5.20%, respectively. The worst performing months for the Fund were March 2020 and February 2020, finishing down -15.23% and -6.52% respectively.
The Fund had annualized volatility3 of 33.11% for the Annual Period.
Fund Sector Weights (Based on Net Assets)
As of 06/30/2020	Percentage %
Utilities	35.01%
Real Estate	23.20%
Energy	20.45%
Industrials	16.13%
Communication Services	4.53%
Information Technology	0.69%
Top 10 Country Allocation (Based on Net Assets)
As of 06/30/2020	Percentage %
United States	47.78%
Canada	15.75%
China	5.87%
United Kingdom	5.79%
France	5.30%
Australia	3.86%
Spain	3.79%
Hong Kong	3.52%
Italy	2.70%
Japan	1.05%

Characteristics of the Index and Fund
Characteristics (as of 6/30/2020)	Index	Fund (Based on Net Assets)
Number of Companies	100	75
Book Yield (B/P)	44.77%	47.08%
Earnings Yield (E/P)	4.68%	4.76%
Beta	0.950	0.955
Average Market Cap (millions)	$38,081	$42,063
Median Market Cap (millions)	$5,984	$10,162

Frequency of Distributions of Premiums and Discounts — Information concerning the number of days that the Fund trades at a premium or discount for the most recently completed five fiscal years can be found on the Funds’ website, www.agf.com/us.
Growth of a $10,000 Investment Since Inception at Net Asset Value*
GLIF — AGFiQ Global Infrastructure ETF
Dow Jones Brookfield Global Infrastructure TR Index11
*
The line graph represents historical performance of a hypothetical investment of $10,000 from May 23, 2019 (Commencement of Operations) to June 30, 2020 assuming the reinvestment of distributions.

Average Annual Total Return as of June 30, 2020
	1 Year	Since Inception
GLIF NAV Return	-7.32%	-4.11%
GLIF Market Price Return	-6.76%	-3.59%
Dow Jones Brookfield Global Infrastructure Index	-5.99%	-2.62%
The Fund’s Average Annual Total Returns are based on net assets values calculated for shareholder transactions which are not reflective of adjustments required pursuant to GAAP. Accordingly, differences may exist between this data and similar information reported in the financial statements.
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until November 1, 2022 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses if any) of the Fund are limited to 0.45% of the Fund’s average net assets. As stated in the current prospectus, the current gross and net expense ratios are 1.50% and 0.45% respectively. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.agfiq.com. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

AGFiQ Dynamic Hedged U.S. Equity ETF (USHG) (Unaudited):
The AGFiQ Dynamic Hedged U.S. Equity ETF seeks to provide exposure to a diversified portfolio of U.S. equities while seeking to provide long-term capital appreciation with lower than market volatility using embedded downside risk management in an effort to preserve capital. Proprietary sector allocation and risk models are evaluated daily so the portfolio can be responsive to changing market conditions. Concentration risk is reduced by maintaining full sector diversification and using embedded downside risk management.
During the Annual Period from July 1, 2019 through June 30, 2020, the Fund’s market price return was 8.30% and its NAV return was 8.81%1. The proprietary Index returned 10.18% during the same period. The Fund’s market price at June 30, 2020 was $27.43.
The Fund posted positive performance in ten of the 12 months of the Annual Period, with returns ranging from -7.56% to 9.89%. The best performing months for the Fund were April 2020 and May 2020, finishing up 9.89% and 3.45%, respectively. The worst performing months for the Fund were March 2020 and February 2020, finishing down -7.56% and -6.69% respectively.
The Fund had annualized volatility3 of 25.93% for the Annual Period.
Top Holdings (Based on Net Assets)
As of 06/30/2020	Percentage %
Communication Services SPDR Select Sector ETF	9.46%
Consumer Discretionary SPDR Select Sector ETF	3.89%
Consumer Staples SPDR Select Sector ETF	9.71%
Energy SPDR Select Sector ETF	0.40%
Financial SPDR Select Sector ETF	10.68%
Health Care SPDR Select Sector ETF	16.09%
Industrial SPDR Select Sector ETF	4.16%
Technology SPDR Select Sector ETF	21.16%
Materials SPDR Select Sector ETF	4.25%
Real Estate SPDR Select Sector ETF	2.39%
Utilities SPDR Select Sector ETF	2.58%
Characteristics of the Index and Fund
Characteristics (as of 6/30/2020)	Index	Fund (Based on Net Assets)
Number of Companies (With Look Thru)	723	506
Book Yield (B/P)	18.29%	29.19%
Earnings Yield (E/P)	4.48%	4.93%
Beta	0.70	0.84
Average Market Cap (millions)	$397,352	$323,459
Median Market Cap (millions)	$13,798	$21,616

Frequency of Distributions of Premiums and Discounts — Information concerning the number of days that the Fund trades at a premium or discount for the most recently completed five fiscal years can be found on the Funds’ website, www.agf.com/us.
Growth of a $10,000 Investment Since Inception at Net Asset Value*
USHG — AGFiQ Dynamic Hedged U.S. Equity ETF
S&P 500 TR Index — Standard & Poor’s 500 Total Return Index
*
The line graph represents historical performance of a hypothetical investment of $10,000 from May 23, 2019 (Commencement of Operations) to June 30, 2020 assuming the reinvestment of distributions.

Average Annual Total Return as of June 30, 2020
	1 Year	Since Inception
USHG NAV Return	8.81%	10.54%
USHG Market Price Return	8.30%	10.10%
S&P 500 TR Index	7.51%	9.84%
The Fund’s Average Annual Total Returns are based on net assets values calculated for shareholder transactions which are not reflective of adjustments required pursuant to GAAP. Accordingly, differences may exist between this data and similar information reported in the financial statements.
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until November 1, 2022 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses if any) of the Fund are limited to 0.45% of the Fund’s average net assets. As stated in the current prospectus, the current gross and net expense ratios are 1.91% and 0.87% respectively. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.agfiq.com. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

Footnotes to Shareholder Letter and Management Discussion of Fund Performance:
1
A Fund’s per share net asset value (“NAV”) is the value of one share of the Fund. NAV is calculated by taking the Fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the Fund, and the Market Price Return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

2
S&P 500 Index — The Standard & Poor’s 500 Stock Index consists of 500 large-cap common stocks actively traded on the NYSE and NASDAQ.

3
Volatility — A statistical measure of the dispersion of returns for a given security or market index.

4
Correlation — A statistical measure of how two securities move in relation to each other.

5
Dow Jones US Index — A market-capitalization-weighted index providing broad coverage of the U.S. stock market. The index is considered a total market index, representing the top 95% of the U.S. stock market based on market capitalization.

6
Price / Earnings Ratio — Market Value per share / Earning per share

7
Price / Book Ratio — Stock Price / (Total Assets — Intangible Assets and Liabilities)

8
Russell 1000 Index — The Russell 1000 Index measures the performance of approximately 1,000 of the largest companies in the U.S. equity universe. The Russell 1000 is a subset of the Russell 3000 Index comprising over 90% of the total market capitalization of all listed U.S. stocks.

9
INDXX Hedged Dividend Income Index — The INDXX Hedged Dividend Income Index is designed to measure the performance of a strategy utilizing three portfolios: a long portfolio (with 100% long position in the INDXX Long High Dividend Index); a short portfolio (with 50% short position in the INDXX Short Low Dividend Index); and a 50% long position in the INDXX Cash Index. The Index is 100% long and 50% short at the time of rebalances. The maximum weight for any sector in the long portfolio is 25% and 15% for industries.

10
Bloomberg Barclays US Corporate Total Return Value Unhedged Index — The Bloomberg Barclays US Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers.

11
Dow Jones Brookfield Global Infrastructure TR Index — Dow Jones Brookfield Global Infrastructure TR Index is a global index of companies with >70% of cash flows derived from infrastructure lines of business. Components must pass screens for country domicile, minimum float market cap and trading volume. The index is a float market cap weighted. It is calculated in USD with dividends reinvested.

AGF Investments Trust
AGFiQ U.S. Market Neutral Momentum Fund
Schedule of Investments
June 30, 2020
Investments	Shares	Value ($)
LONG POSITIONS – 92.9%
COMMON STOCKS – 92.9%
Aerospace & Defense – 2.2%
Axon Enterprise, Inc.*(a)	348	$34,149
BWX Technologies, Inc.(a)	416	23,562
Lockheed Martin Corp.(a)	68	24,815
Mercury Systems, Inc.*(a)	292	22,969
Teledyne Technologies, Inc.*(a)	72	22,388
		127,883
Air Freight & Logistics – 0.4%
XPO Logistics, Inc.*	332	25,647
Auto Components – 0.4%
Gentex Corp.(a)	996	25,667
Automobiles – 1.2%
Tesla, Inc.*(a)	32	34,554
Thor Industries, Inc.(a)	304	32,385
		66,939
Banks – 0.4%
Commerce Bancshares, Inc.(a)	416	24,740
Beverages – 0.9%
Boston Beer Co., Inc. (The), Class A*(a)	48	25,759
Brown-Forman Corp., Class B(a)	400	25,464
		51,223
Biotechnology – 3.8%
ACADIA Pharmaceuticals, Inc.*(a)	532	25,786
Allogene Therapeutics, Inc.*(a)	540	23,123
Alnylam Pharmaceuticals, Inc.*(a)	200	29,622
Immunomedics, Inc.*(a)	792	28,068
Moderna, Inc.*(a)	452	29,023
Regeneron Pharmaceuticals, Inc.*(a)	44	27,441
Seattle Genetics, Inc.*(a)	172	29,226
Vertex Pharmaceuticals, Inc.*(a)	92	26,709
		218,998
Building Products – 1.4%
Fortune Brands Home & Security, Inc.(a)	432	27,618
Masco Corp.(a)	568	28,519
Trex Co., Inc.*(a)	216	28,095
		84,232
Capital Markets – 7.2%
Ameriprise Financial, Inc.(a)	188	28,208
BlackRock, Inc.(a)	48	26,116
Blackstone Group, Inc. (The), Class A(a)	460	26,064
CME Group, Inc.(a)	144	23,406
FactSet Research Systems, Inc.(a)	84	27,591
Intercontinental Exchange, Inc.(a)	272	24,915
MarketAxess Holdings, Inc.(a)	52	26,048
Moody’s Corp.(a)	100	27,473
Morgan Stanley(a)	592	28,594
Morningstar, Inc.(a)	172	24,247
MSCI, Inc.(a)	80	26,706
Nasdaq, Inc.(a)	224	26,761
S&P Global, Inc.(a)	80	26,358
SEI Investments Co.(a)	484	26,610
T. Rowe Price Group, Inc.(a)	220	27,170
Tradeweb Markets, Inc., Class A(a)	400	23,256
		419,523
Chemicals – 2.2%
Air Products and Chemicals, Inc.(a)	108	26,078
FMC Corp.(a)	268	26,698
Linde plc(a)	128	27,150
Scotts Miracle-Gro Co. (The)(a)	184	24,743
Sherwin-Williams Co. (The)(a)	44	25,425
		130,094

Investments	Shares	Value ($)
Commercial Services & Supplies – 1.8%
Cintas Corp.(a)	108	$28,767
Copart, Inc.*(a)	296	24,648
MSA Safety, Inc.(a)	220	25,176
Tetra Tech, Inc.(a)	332	26,268
		104,859
Communications Equipment – 0.5%
Lumentum Holdings, Inc.*(a)	364	29,641
Construction & Engineering – 0.4%
AECOM*(a)	676	25,404
Consumer Finance – 0.5%
OneMain Holdings, Inc.(a)	1,120	27,485
Containers & Packaging – 1.4%
Avery Dennison Corp.(a)	236	26,925
Ball Corp.(a)	372	25,850
Crown Holdings, Inc.*(a)	404	26,313
		79,088
Distributors – 0.5%
Pool Corp.(a)	100	27,187
Diversified Consumer Services – 0.5%
Chegg, Inc.*(a)	432	29,056
Electric Utilities – 2.1%
Entergy Corp.(a)	256	24,015
Eversource Energy(a)	312	25,980
NextEra Energy, Inc.(a)	104	24,978
Southern Co. (The)(a)	456	23,644
Xcel Energy, Inc.	404	25,250
		123,867
Electrical Equipment – 0.9%
Generac Holdings, Inc.*(a)	232	28,288
Rockwell Automation, Inc.(a)	120	25,560
		53,848
Entertainment – 1.9%
Activision Blizzard, Inc.(a)	372	28,235
Roku, Inc.*(a)	240	27,967
Take-Two Interactive Software, Inc.*(a)	196	27,356
Zynga, Inc., Class A*	2,940	28,047
		111,605
Equity Real Estate Investment Trusts (REITs) – 8.1%
American Tower Corp.(a)	100	25,854
Americold Realty Trust(a)	736	26,717
CoreSite Realty Corp.(a)	208	25,180
Crown Castle International Corp.(a)	152	25,437
CyrusOne, Inc.(a)	356	25,899
Digital Realty Trust, Inc.(a)	184	26,148
EastGroup Properties, Inc.(a)	224	26,569
Equinix, Inc.(a)	36	25,283
Equity Commonwealth(a)	772	24,858
Equity LifeStyle Properties, Inc.(a)	416	25,992
First Industrial Realty Trust, Inc.(a)	688	26,447
Invitation Homes, Inc.(a)	992	27,310
Medical Properties Trust, Inc.(a)	1,448	27,222
Mid-America Apartment Communities, Inc.(a)	224	25,686
Prologis, Inc.(a)	284	26,506
Rexford Industrial Realty, Inc.(a)	660	27,344
SBA Communications Corp.(a)	84	25,025
Sun Communities, Inc.(a)	188	25,508
		468,985
Food & Staples Retailing – 1.8%
Casey’s General Stores, Inc.(a)	164	24,521
Costco Wholesale Corp.(a)	84	25,470

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Momentum Fund
Schedule of Investments
June 30, 2020
Investments	Shares	Value ($)
Kroger Co. (The)(a)	812	$27,486
Walmart, Inc.(a)	212	25,393
		102,870
Food Products – 1.3%
Campbell Soup Co.(a)	520	25,808
Hain Celestial Group, Inc. (The)*(a)	840	26,468
Hormel Foods Corp.(a)	544	26,259
		78,535
Health Care Equipment & Supplies – 2.4%
DexCom, Inc.*(a)	72	29,189
Insulet Corp.*(a)	140	27,196
Masimo Corp.*(a)	108	24,623
ResMed, Inc.(a)	164	31,488
West Pharmaceutical Services, Inc.	124	28,169
		140,665
Health Care Providers & Services – 1.3%
Amedisys, Inc.*(a)	136	27,001
Chemed Corp.(a)	56	25,260
DaVita, Inc.*(a)	332	26,275
		78,536
Health Care Technology – 1.0%
Teladoc Health, Inc.*(a)	152	29,008
Veeva Systems, Inc., Class A*(a)	120	28,130
		57,138
Hotels, Restaurants & Leisure – 1.4%
Chipotle Mexican Grill, Inc.*(a)	28	29,466
Churchill Downs, Inc.(a)	200	26,630
Domino’s Pizza, Inc.(a)	68	25,122
		81,218
Household Durables – 1.9%
DR Horton, Inc.(a)	468	25,950
Garmin Ltd.(a)	288	28,080
Helen of Troy Ltd.*(a)	144	27,153
Lennar Corp., Class A(a)	432	26,620
		107,803
Household Products – 0.5%
Clorox Co. (The)(a)	128	28,079
Insurance – 5.4%
Allstate Corp. (The)(a)	268	25,993
Aon plc, Class A(a)	132	25,423
Arthur J Gallagher & Co.(a)	280	27,297
Assurant, Inc.(a)	256	26,442
Brown & Brown, Inc.(a)	652	26,576
First American Financial Corp.(a)	524	25,162
Marsh & McLennan Cos., Inc.(a)	248	26,628
Progressive Corp. (The)(a)	340	27,237
RenaissanceRe Holdings Ltd.(a)	156	26,681
RLI Corp.(a)	336	27,586
W R Berkley Corp.	452	25,895
Willis Towers Watson plc(a)	128	25,210
		316,130
Interactive Media & Services – 0.6%
Snap, Inc., Class A*(a)	1,392	32,698
Internet & Direct Marketing Retail – 0.6%
Amazon.com, Inc.*(a)	12	33,106
IT Services – 1.8%
EPAM Systems, Inc.*(a)	116	29,233
Leidos Holdings, Inc.(a)	248	23,230
MongoDB, Inc.*(a)	116	26,256
Okta, Inc.*(a)	136	27,231
		105,950

Investments	Shares	Value ($)
Life Sciences Tools & Services – 0.9%
Bio-Rad Laboratories, Inc., Class A*(a)	56	$25,283
Repligen Corp.*(a)	200	24,722
		50,005
Machinery – 0.5%
Nordson Corp.(a)	140	26,559
Media – 1.3%
Cable One, Inc.(a)	16	28,398
Charter Communications, Inc., Class A*(a)	48	24,482
Liberty Broadband Corp., Class C*(a)	196	24,296
		77,176
Metals & Mining – 0.9%
Newmont Corp.(a)	436	26,919
Reliance Steel & Aluminum Co.(a)	272	25,821
		52,740
Multiline Retail – 0.9%
Dollar General Corp.(a)	136	25,909
Target Corp.(a)	216	25,905
		51,814
Multi-Utilities – 1.3%
Dominion Energy, Inc.(a)	312	25,328
Sempra Energy(a)	208	24,384
WEC Energy Group, Inc.(a)	288	25,243
		74,955
Oil, Gas & Consumable Fuels – 3.1%
Chevron Corp.(a)	292	26,055
Hess Corp.(a)	556	28,806
Kinder Morgan, Inc.(a)	1,688	25,607
Phillips 66(a)	336	24,158
Valero Energy Corp.(a)	392	23,058
Williams Cos., Inc. (The)(a)	1,316	25,030
World Fuel Services Corp.(a)	1,044	26,894
		179,608
Pharmaceuticals – 1.4%
Catalent, Inc.*(a)	336	24,629
Horizon Therapeutics plc*(a)	520	28,902
Zoetis, Inc.	188	25,763
		79,294
Professional Services – 2.8%
CoStar Group, Inc.*(a)	40	28,427
Equifax, Inc.(a)	172	29,563
FTI Consulting, Inc.*(a)	216	24,743
IHS Markit Ltd.(a)	376	28,388
TransUnion(a)	304	26,460
Verisk Analytics, Inc.(a)	152	25,871
		163,452
Road & Rail – 1.3%
Kansas City Southern(a)	172	25,678
Knight-Swift Transportation Holdings, Inc.(a)	628	26,194
Old Dominion Freight Line, Inc.(a)	156	26,456
		78,328
Semiconductors & Semiconductor Equipment – 5.4%
Advanced Micro Devices, Inc.*(a)	500	26,305
Applied Materials, Inc.(a)	472	28,532
Cirrus Logic, Inc.*(a)	360	22,241
Entegris, Inc.(a)	440	25,982
KLA Corp.(a)	148	28,783
Lam Research Corp.(a)	96	31,052
Monolithic Power Systems, Inc.(a)	124	29,388

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Momentum Fund
Schedule of Investments
June 30, 2020
Investments	Shares	Value ($)
NVIDIA Corp.(a)	76	$28,873
Qorvo, Inc.*(a)	252	27,854
Skyworks Solutions, Inc.(a)	224	28,641
Teradyne, Inc.(a)	396	33,466
		311,117
Software – 7.6%
Alteryx, Inc., Class A*(a)	184	30,227
Avalara, Inc.*(a)	248	33,006
Ceridian HCM Holding, Inc.*(a)	380	30,123
Coupa Software, Inc.*(a)	116	32,137
DocuSign, Inc.*(a)	192	33,064
Fair Isaac Corp.*(a)	64	26,755
Fortinet, Inc.*(a)	188	25,807
NortonLifeLock, Inc.(a)	1,208	23,955
Paycom Software, Inc.*(a)	92	28,495
RingCentral, Inc., Class A*(a)	96	27,361
ServiceNow, Inc.*(a)	68	27,544
Synopsys, Inc.*(a)	148	28,860
Trade Desk, Inc. (The), Class A*(a)	84	34,146
Tyler Technologies, Inc.*(a)	68	23,588
Zoom Video Communications, Inc., Class A*	152	38,538
		443,606
Specialty Retail – 2.9%
Best Buy Co., Inc.(a)	336	29,323
Carvana Co.*(a)	284	34,137
Floor & Decor Holdings, Inc., Class A*(a)	508	29,286
Home Depot, Inc. (The)(a)	104	26,053
Murphy USA, Inc.*(a)	228	25,670
Williams-Sonoma, Inc.	316	25,915
		170,384
Technology Hardware, Storage & Peripherals – 0.5%
Apple, Inc.(a)	80	29,184
Textiles, Apparel & Luxury Goods – 1.0%
Deckers Outdoor Corp.*(a)	144	28,280
Lululemon Athletica, Inc.*(a)	88	27,457
		55,737
Trading Companies & Distributors – 1.0%
Fastenal Co.(a)	640	27,418
SiteOne Landscape Supply, Inc.*(a)	248	28,264
		55,682
Water Utilities – 0.9%
American Water Works Co., Inc.(a)	208	26,761
Essential Utilities, Inc.	608	25,682
		52,443
Wireless Telecommunication Services – 0.5%
T-Mobile US, Inc.*(a)	264	27,496
TOTAL COMMON STOCKS (Cost $4,602,067)		5,398,279
RIGHTS – 0.0% (b)
Wireless Telecommunication Services – 0.0% (b)
T-Mobile US, Inc., expiring 7/27/2020* (a) (Cost $1,267)	264	44
TOTAL LONG POSITIONS (Cost $4,603,334)		5,398,323
SHORT POSITIONS – (98.5)%
COMMON STOCKS – (98.0)%
Aerospace & Defense – (2.8)%
Boeing Co. (The)	(192)	(35,193)
Hexcel Corp.	(776)	(35,091)
Howmet Aerospace, Inc.	(2,128)	(33,729)
Investments	Shares	Value ($)
Spirit AeroSystems Holdings, Inc., Class A	(1,252)	$(29,973)
Textron, Inc.	(904)	(29,751)
		(163,737)
Air Freight & Logistics – (0.5)%
FedEx Corp.	(212)	(29,727)
Airlines – (2.6)%
Alaska Air Group, Inc.	(804)	(29,153)
Delta Air Lines, Inc.	(1,100)	(30,855)
JetBlue Airways Corp.*	(2,748)	(29,953)
Southwest Airlines Co.	(856)	(29,258)
United Airlines Holdings, Inc.*	(984)	(34,057)
		(153,276)
Auto Components – (0.6)%
Goodyear Tire & Rubber Co. (The)	(3,608)	(32,274)
Automobiles – (0.5)%
Ford Motor Co.	(4,848)	(29,476)
Banks – (6.8)%
Associated Banc-Corp.	(1,972)	(26,977)
BankUnited, Inc.	(1,480)	(29,970)
CIT Group, Inc.	(1,512)	(31,344)
Comerica, Inc.	(764)	(29,108)
Hancock Whitney Corp.	(1,272)	(26,966)
M&T Bank Corp.	(260)	(27,032)
PacWest Bancorp	(1,600)	(31,536)
Sterling Bancorp	(2,236)	(26,206)
Synovus Financial Corp.	(1,448)	(29,728)
TCF Financial Corp.	(964)	(28,361)
Umpqua Holdings Corp.	(2,416)	(25,706)
Webster Financial Corp.	(960)	(27,466)
Wells Fargo & Co.	(1,040)	(26,624)
Wintrust Financial Corp.	(644)	(28,091)
		(395,115)
Beverages – (0.4)%
Molson Coors Beverage Co., Class B	(732)	(25,152)
Biotechnology – (4.2)%
Agios Pharmaceuticals, Inc.*	(540)	(28,879)
Alexion Pharmaceuticals, Inc.*	(236)	(26,489)
Alkermes plc*	(1,724)	(33,454)
Bluebird Bio, Inc.*	(448)	(27,346)
Blueprint Medicines Corp.*	(432)	(33,696)
FibroGen, Inc.*	(800)	(32,424)
Ionis Pharmaceuticals, Inc.*	(496)	(29,244)
Sage Therapeutics, Inc.*	(764)	(31,767)
		(243,299)
Capital Markets – (1.7)%
Evercore, Inc., Class A	(500)	(29,460)
Franklin Resources, Inc.	(1,468)	(30,784)
Invesco Ltd.	(3,500)	(37,660)
		(97,904)
Chemicals – (3.9)%
CF Industries Holdings, Inc.	(936)	(26,339)
Chemours Co. (The)	(2,048)	(31,437)
DuPont de Nemours, Inc.	(548)	(29,115)
Ingevity Corp.*	(524)	(27,546)
Mosaic Co. (The)	(2,268)	(28,373)
Olin Corp.	(2,284)	(26,243)
W R Grace & Co.	(528)	(26,828)
Westlake Chemical Corp.	(580)	(31,117)
		(226,998)
Commercial Services & Supplies – (0.5)%
Deluxe Corp.	(1,148)	(27,024)

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Momentum Fund
Schedule of Investments
June 30, 2020
Investments	Shares	Value ($)
Communications Equipment – (1.7)%
Arista Networks, Inc.*	(120)	$(25,204)
Cisco Systems, Inc.	(600)	(27,984)
CommScope Holding Co., Inc.*	(2,712)	(22,590)
ViaSat, Inc.*	(660)	(25,324)
		(101,102)
Construction & Engineering – (0.5)%
Fluor Corp.	(2,364)	(28,557)
Construction Materials – (0.5)%
Eagle Materials, Inc.	(408)	(28,650)
Consumer Finance – (1.5)%
Ally Financial, Inc.	(1,560)	(30,935)
Discover Financial Services	(572)	(28,651)
Synchrony Financial	(1,344)	(29,783)
		(89,369)
Diversified Consumer Services – (0.5)%
ServiceMaster Global Holdings, Inc.*	(860)	(30,693)
Diversified Telecommunication Services – (0.5)%
Liberty Latin America Ltd., Class C*	(2,876)	(27,150)
Electric Utilities – (1.8)%
ALLETE, Inc.	(472)	(25,776)
Exelon Corp.	(720)	(26,129)
OGE Energy Corp.	(876)	(26,595)
Pinnacle West Capital Corp.	(356)	(26,091)
		(104,591)
Electrical Equipment – (0.5)%
Acuity Brands, Inc.	(320)	(30,637)
Electronic Equipment, Instruments & Components – (1.0)%
Avnet, Inc.	(1,020)	(28,443)
Corning, Inc.	(1,224)	(31,701)
		(60,144)
Energy Equipment & Services – (0.9)%
Helmerich & Payne, Inc.	(1,396)	(27,236)
TechnipFMC plc	(3,760)	(25,718)
		(52,954)
Entertainment – (1.2)%
Cinemark Holdings, Inc.	(1,820)	(21,021)
Live Nation Entertainment, Inc.*	(564)	(25,002)
World Wrestling Entertainment, Inc., Class A	(596)	(25,896)
		(71,919)
Equity Real Estate Investment Trusts (REITs) – (8.4)%
Apple Hospitality REIT, Inc.	(2,724)	(26,314)
Colony Capital, Inc.	(13,372)	(32,093)
EPR Properties	(868)	(28,757)
Federal Realty Investment Trust	(344)	(29,312)
GEO Group, Inc. (The)	(2,312)	(27,351)
Host Hotels & Resorts, Inc.	(2,296)	(24,774)
Paramount Group, Inc.	(3,528)	(27,201)
Park Hotels & Resorts, Inc.	(2,780)	(27,494)
Pebblebrook Hotel Trust	(1,992)	(27,211)
RLJ Lodging Trust	(2,624)	(24,770)
Service Properties Trust	(4,064)	(28,814)
Simon Property Group, Inc.	(476)	(32,549)
SL Green Realty Corp.	(640)	(31,545)
Sunstone Hotel Investors, Inc.	(3,104)	(25,298)
Urban Edge Properties	(2,832)	(33,616)
Ventas, Inc.	(792)	(29,003)
Vornado Realty Trust	(752)	(28,734)
		(484,836)
Food & Staples Retailing – (2.0)%
Performance Food Group Co.*	(1,040)	(30,306)
Sysco Corp.	(500)	(27,330)
Investments	Shares	Value ($)
US Foods Holding Corp.*	(1,460)	$(28,791)
Walgreens Boots Alliance, Inc.	(660)	(27,977)
		(114,404)
Food Products – (1.5)%
Bunge Ltd.	(716)	(29,449)
Post Holdings, Inc.*	(316)	(27,688)
Tyson Foods, Inc., Class A	(452)	(26,989)
		(84,126)
Gas Utilities – (1.8)%
National Fuel Gas Co.	(664)	(27,842)
New Jersey Resources Corp.	(788)	(25,728)
South Jersey Industries, Inc.	(988)	(24,690)
UGI Corp.	(880)	(27,984)
		(106,244)
Health Care Equipment & Supplies – (2.4)%
ABIOMED, Inc.*	(124)	(29,953)
Align Technology, Inc.*	(112)	(30,737)
DENTSPLY SIRONA, Inc.	(592)	(26,084)
ICU Medical, Inc.*	(136)	(25,066)
LivaNova plc*	(520)	(25,028)
		(136,868)
Health Care Providers & Services – (2.3)%
Acadia Healthcare Co., Inc.*	(972)	(24,417)
HealthEquity, Inc.*	(456)	(26,753)
Henry Schein, Inc.*	(452)	(26,392)
MEDNAX, Inc.*	(1,768)	(30,233)
Universal Health Services, Inc., Class B	(264)	(24,523)
		(132,318)
Hotels, Restaurants & Leisure – (1.8)%
Darden Restaurants, Inc.	(356)	(26,974)
Norwegian Cruise Line Holdings Ltd.*	(1,792)	(29,443)
Royal Caribbean Cruises Ltd.	(540)	(27,162)
Six Flags Entertainment Corp.	(1,212)	(23,282)
		(106,861)
Household Durables – (0.5)%
Mohawk Industries, Inc.*	(300)	(30,528)
Independent Power and Renewable Electricity Producers – (0.4)%
Vistra Energy Corp.	(1,356)	(25,249)
Industrial Conglomerates – (0.5)%
General Electric Co.	(4,200)	(28,686)
Insurance – (3.4)%
American Financial Group, Inc.	(456)	(28,938)
American International Group, Inc.	(908)	(28,311)
Cincinnati Financial Corp.	(468)	(29,966)
Lincoln National Corp.	(724)	(26,636)
Prudential Financial, Inc.	(452)	(27,527)
Reinsurance Group of America, Inc.	(304)	(23,846)
Unum Group	(1,804)	(29,928)
		(195,152)
Interactive Media & Services – (0.9)%
Cargurus, Inc.*	(1,060)	(26,871)
TripAdvisor, Inc.	(1,380)	(26,234)
		(53,105)
Internet & Direct Marketing Retail – (1.1)%
Expedia Group, Inc.	(356)	(29,263)
Qurate Retail, Inc., Series A*	(3,332)	(31,654)
		(60,917)
IT Services – (3.5)%
Alliance Data Systems Corp.	(580)	(26,170)
Cognizant Technology Solutions Corp., Class A	(520)	(29,546)

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Momentum Fund
Schedule of Investments
June 30, 2020
Investments	Shares	Value ($)
DXC Technology Co.	(1,868)	$(30,822)
Euronet Worldwide, Inc.*	(292)	(27,979)
LiveRamp Holdings, Inc.*	(552)	(23,444)
Sabre Corp.	(3,872)	(31,208)
WEX, Inc.*	(188)	(31,022)
		(200,191)
Life Sciences Tools & Services – (0.4)%
Waters Corp.*	(140)	(25,256)
Machinery – (2.7)%
Crane Co.	(500)	(29,730)
Flowserve Corp.	(1,064)	(30,345)
Fortive Corp.	(452)	(30,582)
Middleby Corp. (The)*	(408)	(32,208)
Woodward, Inc.	(404)	(31,330)
		(154,195)
Marine – (0.5)%
Kirby Corp.*	(540)	(28,922)
Media – (1.9)%
Discovery, Inc., Class C*	(1,412)	(27,195)
Omnicom Group, Inc.	(508)	(27,737)
TEGNA, Inc.	(2,352)	(26,202)
ViacomCBS, Inc.	(1,332)	(31,062)
		(112,196)
Metals & Mining – (0.6)%
Alcoa Corp.*	(3,000)	(33,720)
Mortgage Real Estate Investment Trusts (REITs) – (1.0)%
Chimera Investment Corp.	(3,300)	(31,713)
New Residential Investment Corp.	(3,812)	(28,323)
		(60,036)
Multiline Retail – (1.5)%
Kohl’s Corp.	(1,424)	(29,577)
Macy’s, Inc.	(4,292)	(29,529)
Nordstrom, Inc.	(1,672)	(25,899)
		(85,005)
Multi-Utilities – (0.5)%
CenterPoint Energy, Inc.	(1,544)	(28,827)
Oil, Gas & Consumable Fuels – (2.2)%
Diamondback Energy, Inc.	(652)	(27,267)
Marathon Oil Corp.	(5,036)	(30,820)
Occidental Petroleum Corp.	(2,108)	(38,576)
Targa Resources Corp.	(1,556)	(31,229)
		(127,892)
Personal Products – (0.5)%
Nu Skin Enterprises, Inc., Class A	(736)	(28,137)
Pharmaceuticals – (1.8)%
Elanco Animal Health, Inc.*	(1,292)	(27,713)
Jazz Pharmaceuticals plc*	(232)	(25,599)
Nektar Therapeutics*	(1,288)	(29,830)
Pfizer, Inc.	(724)	(23,675)
		(106,817)
Professional Services – (0.5)%
Nielsen Holdings plc	(2,000)	(29,720)
Real Estate Management & Development – (0.5)%
Howard Hughes Corp. (The)*	(536)	(27,845)
Road & Rail – (1.0)%
Lyft, Inc., Class A*	(884)	(29,181)
Ryder System, Inc.	(808)	(30,308)
		(59,489)
Semiconductors & Semiconductor Equipment – (1.6)%
Cree, Inc.*	(528)	(31,252)
ON Semiconductor Corp.*	(1,676)	(33,218)
Investments	Shares	Value ($)
Xilinx, Inc.	(304)	$(29,911)
		(94,381)
Software – (4.3)%
Blackbaud, Inc.	(472)	(26,942)
CDK Global, Inc.	(712)	(29,491)
FireEye, Inc.*	(2,208)	(26,882)
New Relic, Inc.*	(420)	(28,938)
Nutanix, Inc., Class A*	(1,152)	(27,308)
PTC, Inc.*	(368)	(28,627)
Teradata Corp.*	(1,308)	(27,206)
Verint Systems, Inc.*	(608)	(27,470)
VMware, Inc., Class A*	(180)	(27,875)
		(250,739)
Specialty Retail – (2.5)%
American Eagle Outfitters, Inc.	(2,976)	(32,438)
Foot Locker, Inc.	(988)	(28,810)
Gap, Inc. (The)	(3,024)	(38,163)
L Brands, Inc.	(1,700)	(25,449)
Ulta Beauty, Inc.*	(112)	(22,783)
		(147,643)
Technology Hardware, Storage & Peripherals – (3.4)%
Dell Technologies, Inc., Class C*	(560)	(30,766)
Hewlett Packard Enterprise Co.	(2,900)	(28,217)
HP, Inc.	(1,836)	(32,002)
NCR Corp.*	(1,520)	(26,326)
NetApp, Inc.	(624)	(27,687)
Pure Storage, Inc., Class A*	(1,544)	(26,758)
Xerox Holdings Corp.	(1,712)	(26,176)
		(197,932)
Textiles, Apparel & Luxury Goods – (2.5)%
Capri Holdings Ltd.*	(1,796)	(28,072)
Hanesbrands, Inc.	(2,780)	(31,386)
PVH Corp.	(596)	(28,638)
Tapestry, Inc.	(2,008)	(26,666)
Under Armour, Inc., Class A*	(3,116)	(30,350)
		(145,112)
Thrifts & Mortgage Finance – (0.5)%
MGIC Investment Corp.	(3,416)	(27,977)
Tobacco – (0.5)%
Altria Group, Inc.	(712)	(27,946)
Trading Companies & Distributors – (1.5)%
Air Lease Corp.	(916)	(26,830)
HD Supply Holdings, Inc.*	(876)	(30,353)
Univar Solutions, Inc.*	(1,784)	(30,078)
		(87,261)
TOTAL COMMON STOCKS (Proceeds $(5,549,064))		(5,696,281)
MASTER LIMITED PARTNERSHIPS – (0.5)%
Oil, Gas & Consumable Fuels – (0.5)%
Western Midstream Partners LP (Proceeds $(27,989))	(3,000)	(30,120)
TOTAL SHORT POSITIONS (Proceeds $(5,577,053))		(5,726,401)
Total Investments – (5.6)% (Cost $(973,719))		(328,078)
Other Assets Less Liabilities – 105.6%		6,138,987
Net Assets – 100.0%		$5,810,909

*
Non-income producing security.

(a)
All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $5,149,416.

(b)
Represents less than 0.05% of net assets.

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Momentum Fund
Schedule of Investments
June 30, 2020
As of June 30, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation	$1,115,374
Aggregate gross unrealized depreciation	(427,071)
Net unrealized appreciation	$688,303
Federal income tax cost of investments (including derivative contracts, if any)	$(928,666)

OTC Total return swap contracts outstanding as of June 30, 2020
Notional Amount	Termination Date(1)	Counterparty	Rate Paid (Received)(2)	Payment Frequency	Underlying Instrument(3)	Value and Unrealized Appreciation/ (Depreciation)(4)	Cash Collateral (Received) Pledged	Net Amount(5)
USD562,169	9/30/2021	Morgan Stanley	0.66%	Monthly	Dow Jones U.S. High Momentum Total Return Index(6)	$138,273	$—	$138,273
USD(388,677)	9/30/2021	Morgan Stanley	(0.24)%	Monthly	Dow Jones U.S. Low Momentum Total Return Index(7)	(50,558)	20,039(8)	(30,519)
						$87,715		$107,754

(1)
Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)
Reflects the floating financing rate, as of June 30, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. Payments may be made at the conclusion of the agreement or periodically during its term.

(3)
The 50 largest components of the referenced underlying Swap Index can be found at https://www.agf.com/us/resources

(4)
The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at year end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statement of Assets and Liabilities.

(5)
Represents the “uncollateralized” amount due from or (to) the counterparty at year end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from the counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

(6)
The Dow Jones U.S. High Momentum Total Return Index (DJTLMOT) is designed to measure the performance of 200 companies ranked as having the highest momentum. Momentum is calculated by ranking stocks by their 12-month historical total return, starting one month prior to reconstitution. Dividends are reinvested.

(7)
The Dow Jones U.S. Low Momentum Total Return Index (DJTSMOT) is designed to measure the performance of 200 companies ranked as having the lowest momentum. Momentum is calculated by ranking stocks by their 12-month historical total return, starting one month prior to reconstitution. Dividends are reinvested.

(8)
Reflects all or a portion of the amount disclosed on the Statement of Assets and Liabilities as “Segregated cash balance with custodian for swap agreements.” Under U.S. Generally Accepted Accounting Principles (“GAAP”), the amount disclosed under this caption may not exceed the amount of the liability being collateralized for the benefit of the counterparty.

Abbreviations
USD   US Dollar
See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Value Fund
Schedule of Investments
June 30, 2020
Investments	Shares	Value ($)
Long Positions – 93.4%
Common Stocks – 93.4%
Aerospace & Defense – 0.9%
Raytheon Technologies Corp.(a)	51	$3,143
Textron, Inc.	109	3,587
		6,730
Air Freight & Logistics – 0.5%
FedEx Corp.(a)	26	3,646
Auto Components – 2.0%
BorgWarner, Inc.(a)	106	3,742
Dana, Inc.(a)	266	3,242
Goodyear Tire & Rubber Co. (The)(a)	437	3,909
Lear Corp.(a)	32	3,489
		14,382
Automobiles – 1.4%
Ford Motor Co.(a)	588	3,575
General Motors Co.(a)	128	3,239
Harley-Davidson, Inc.(a)	155	3,684
		10,498
Banks – 4.1%
Associated Banc-Corp.(a)	239	3,270
Fifth Third Bancorp(a)	171	3,297
First Horizon National Corp.(a)	355	3,536
FNB Corp.(a)	450	3,375
Hancock Whitney Corp.(a)	154	3,265
Pinnacle Financial Partners, Inc.(a)	83	3,485
Popular, Inc.(a)	85	3,159
Sterling Bancorp	271	3,176
Valley National Bancorp	421	3,292
		29,855
Beverages – 0.4%
Molson Coors Beverage Co., Class B	89	3,058
Biotechnology – 1.8%
Alexion Pharmaceuticals, Inc.*(a)	29	3,255
Biogen, Inc.*(a)	11	2,943
Gilead Sciences, Inc.(a)	44	3,385
United Therapeutics Corp.*	29	3,509
		13,092
Building Products – 0.5%
Owens Corning(a)	64	3,569
Capital Markets – 0.6%
Invesco Ltd.(a)	425	4,573
Chemicals – 2.4%
Chemours Co. (The)(a)	249	3,822
Eastman Chemical Co.(a)	49	3,413
LyondellBasell Industries NV, Class A(a)	53	3,483
Mosaic Co. (The)(a)	275	3,440
PolyOne Corp.(a)	135	3,541
		17,699
Commercial Services & Supplies – 0.4%
KAR Auction Services, Inc.(a)	235	3,234

Investments	Shares	Value ($)
Communications Equipment – 1.7%
CommScope Holding Co., Inc.*(a)	329	$2,741
F5 Networks, Inc.*(a)	23	3,208
Juniper Networks, Inc.(a)	139	3,177
ViaSat, Inc.*	80	3,070
		12,196
Construction & Engineering – 1.5%
MasTec, Inc.*(a)	85	3,814
Quanta Services, Inc.(a)	91	3,570
Valmont Industries, Inc.	29	3,295
		10,679
Consumer Finance – 0.9%
Ally Financial, Inc.(a)	189	3,748
Navient Corp.(a)	444	3,121
		6,869
Containers & Packaging – 1.4%
Berry Global Group, Inc.*(a)	74	3,280
International Paper Co.(a)	98	3,450
Westrock Co.	120	3,391
		10,121
Diversified Financial Services – 0.5%
Equitable Holdings, Inc.(a)	176	3,395
Diversified Telecommunication Services – 0.9%
AT&T, Inc.	109	3,295
CenturyLink, Inc.(a)	348	3,491
		6,786
Electric Utilities – 1.7%
Avangrid, Inc.(a)	75	3,148
Duke Energy Corp.(a)	39	3,116
Exelon Corp.(a)	87	3,157
PPL Corp.(a)	119	3,075
		12,496
Electrical Equipment – 1.5%
Acuity Brands, Inc.(a)	39	3,734
nVent Electric plc(a)	184	3,446
Regal Beloit Corp.(a)	42	3,668
		10,848
Electronic Equipment, Instruments & Components – 3.8%
Arrow Electronics, Inc.*(a)	49	3,366
Avnet, Inc.(a)	124	3,458
Belden, Inc.(a)	99	3,222
Corning, Inc.(a)	148	3,833
Jabil, Inc.(a)	111	3,561
SYNNEX Corp.(a)	31	3,713
TE Connectivity Ltd.	41	3,343
Vishay Intertechnology, Inc.	207	3,161
		27,657
Energy Equipment & Services – 0.9%
Baker Hughes Co.(a)	205	3,155
TechnipFMC plc(a)	456	3,119
		6,274

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Value Fund
Schedule of Investments
June 30, 2020
Investments	Shares	Value ($)
Equity Real Estate Investment Trusts (REITs) – 7.5%
Brixmor Property Group, Inc.(a)	296	$3,795
EPR Properties(a)	105	3,479
Gaming and Leisure Properties, Inc.(a)	97	3,356
Kimco Realty Corp.(a)	296	3,800
National Health Investors, Inc.(a)	60	3,643
National Retail Properties, Inc.(a)	106	3,761
Paramount Group, Inc.(a)	428	3,300
Park Hotels & Resorts, Inc.(a)	337	3,333
Pebblebrook Hotel Trust(a)	242	3,306
Sabra Health Care REIT, Inc.(a)	249	3,593
Simon Property Group, Inc.(a)	58	3,966
Spirit Realty Capital, Inc.(a)	118	4,113
STORE Capital Corp.	172	4,095
VICI Properties, Inc.	172	3,473
Weingarten Realty Investors	185	3,502
		54,515
Food & Staples Retailing – 0.9%
Kroger Co. (The)(a)	104	3,521
Walgreens Boots Alliance, Inc.	80	3,391
		6,912
Food Products – 3.2%
Conagra Brands, Inc.(a)	98	3,447
Darling Ingredients, Inc.*(a)	145	3,570
Ingredion, Inc.(a)	40	3,320
J M Smucker Co. (The)(a)	30	3,174
Kraft Heinz Co. (The)(a)	110	3,508
TreeHouse Foods, Inc.*	63	2,759
Tyson Foods, Inc., Class A	55	3,284
		23,062
Gas Utilities – 0.9%
National Fuel Gas Co.(a)	81	3,396
UGI Corp.	107	3,403
		6,799
Health Care Providers & Services – 7.1%
Acadia Healthcare Co., Inc.*(a)	118	2,964
AmerisourceBergen Corp.(a)	35	3,527
Anthem, Inc.(a)	12	3,156
Cardinal Health, Inc.(a)	61	3,184
Centene Corp.*(a)	50	3,178
Cigna Corp.(a)	17	3,190
CVS Health Corp.(a)	51	3,313
DaVita, Inc.*(a)	42	3,324
HCA Healthcare, Inc.(a)	32	3,106
Humana, Inc.(a)	8	3,102
Laboratory Corp. of America Holdings*(a)	19	3,156
McKesson Corp.(a)	21	3,222
MEDNAX, Inc.*(a)	214	3,659
Premier, Inc., Class A*(a)	96	3,291
Quest Diagnostics, Inc.(a)	29	3,305
Universal Health Services, Inc., Class B	32	2,972
		51,649
Hotels, Restaurants & Leisure – 1.0%
Carnival Corp.	217	3,563
Norwegian Cruise Line Holdings Ltd.*(a)	217	3,565
		7,128

Investments	Shares	Value ($)
Household Durables – 2.0%
Lennar Corp., Class A(a)	55	$3,389
Mohawk Industries, Inc.*(a)	37	3,765
Newell Brands, Inc.(a)	252	4,002
PulteGroup, Inc.(a)	98	3,335
		14,491
Independent Power and Renewable Electricity Producers – 0.9%
AES Corp. (The)(a)	267	3,869
Vistra Energy Corp.	164	3,053
		6,922
Insurance – 5.1%
American International Group, Inc.(a)	110	3,430
Assured Guaranty Ltd.(a)	129	3,149
Athene Holding Ltd., Class A*(a)	115	3,587
Brighthouse Financial, Inc.*(a)	112	3,116
CNO Financial Group, Inc.(a)	234	3,643
Lincoln National Corp.(a)	88	3,238
MetLife, Inc.(a)	93	3,396
Principal Financial Group, Inc.(a)	87	3,614
Prudential Financial, Inc.(a)	55	3,350
Reinsurance Group of America, Inc.(a)	37	2,902
Unum Group	219	3,633
		37,058
Internet & Direct Marketing Retail – 0.5%
Qurate Retail, Inc., Series A*(a)	404	3,838
IT Services – 4.2%
Alliance Data Systems Corp.(a)	71	3,203
Amdocs Ltd.(a)	54	3,288
CACI International, Inc., Class A*(a)	13	2,819
Cognizant Technology Solutions Corp., Class A(a)	63	3,580
DXC Technology Co.(a)	226	3,729
International Business Machines Corp.(a)	27	3,261
KBR, Inc.(a)	144	3,247
Perspecta, Inc.(a)	151	3,508
WEX, Inc.*	23	3,795
		30,430
Machinery – 2.8%
AGCO Corp.(a)	61	3,383
Allison Transmission Holdings, Inc.(a)	89	3,274
Crane Co.(a)	61	3,627
Oshkosh Corp.(a)	47	3,366
Timken Co. (The)	79	3,594
Westinghouse Air Brake Technologies Corp.	55	3,166
		20,410
Marine – 0.5%
Kirby Corp.*(a)	65	3,481
Media – 2.8%
Discovery, Inc., Class C*(a)	171	3,293
DISH Network Corp., Class A*(a)	107	3,693
Interpublic Group of Cos., Inc. (The)(a)	197	3,380
Nexstar Media Group, Inc., Class A(a)	40	3,348

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Value Fund
Schedule of Investments
June 30, 2020
Investments	Shares	Value ($)
TEGNA, Inc.	285	$3,175
ViacomCBS, Inc.	162	3,778
		20,667
Metals & Mining – 0.9%
Reliance Steel & Aluminum Co.(a)	35	3,323
Steel Dynamics, Inc.	128	3,339
		6,662
Mortgage Real Estate Investment Trusts (REITs) – 1.4%
AGNC Investment Corp.(a)	257	3,315
Annaly Capital Management, Inc.(a)	530	3,477
New Residential Investment Corp.(a)	462	3,433
		10,225
Multiline Retail – 1.0%
Kohl’s Corp.(a)	173	3,593
Macy’s, Inc.(a)	520	3,578
		7,171
Multi-Utilities – 0.9%
CenterPoint Energy, Inc.(a)	187	3,491
MDU Resources Group, Inc.(a)	153	3,394
		6,885
Oil, Gas & Consumable Fuels – 2.2%
Diamondback Energy, Inc.(a)	79	3,304
EQT Corp.(a)	250	2,975
Kinder Morgan, Inc.(a)	215	3,262
ONEOK, Inc.(a)	92	3,056
Williams Cos., Inc. (The)	168	3,195
		15,792
Pharmaceuticals – 1.3%
Bristol-Myers Squibb Co.(a)	55	3,234
Jazz Pharmaceuticals plc*(a)	28	3,089
Perrigo Co. plc(a)	62	3,427
		9,750
Professional Services – 1.4%
ASGN, Inc.*(a)	54	3,601
ManpowerGroup, Inc.(a)	48	3,300
Nielsen Holdings plc(a)	243	3,611
		10,512
Real Estate Management & Development – 0.9%
CBRE Group, Inc., Class A*(a)	77	3,482
Jones Lang LaSalle, Inc.(a)	33	3,414
		6,896
Road & Rail – 0.9%
AMERCO	10	3,022
Knight-Swift Transportation Holdings, Inc.(a)	80	3,337
		6,359
Semiconductors & Semiconductor Equipment – 1.5%
Intel Corp.(a)	53	3,171
Micron Technology, Inc.*(a)	71	3,658
ON Semiconductor Corp.*(a)	203	4,023
		10,852

Investments	Shares	Value ($)
Software – 1.3%
J2 Global, Inc.*(a)	42	$2,655
SS&C Technologies Holdings, Inc.	58	3,276
Verint Systems, Inc.*	74	3,343
		9,274
Specialty Retail – 2.7%
Aaron’s, Inc.(a)	90	4,086
AutoNation, Inc.*(a)	83	3,119
Foot Locker, Inc.(a)	120	3,499
Gap, Inc. (The)(a)	367	4,632
Lithia Motors, Inc., Class A(a)	28	4,237
		19,573
Technology Hardware, Storage & Peripherals – 2.7%
Dell Technologies, Inc., Class C*(a)	68	3,736
Hewlett Packard Enterprise Co.(a)	352	3,425
NCR Corp.*(a)	184	3,187
Seagate Technology plc	64	3,098
Western Digital Corp.	76	3,355
Xerox Holdings Corp.	207	3,165
		19,966
Textiles, Apparel & Luxury Goods – 1.4%
Capri Holdings Ltd.*(a)	218	3,407
PVH Corp.(a)	72	3,460
Tapestry, Inc.	243	3,227
		10,094
Thrifts & Mortgage Finance – 0.9%
MGIC Investment Corp.(a)	414	3,390
Radian Group, Inc.(a)	217	3,366
		6,756
Trading Companies & Distributors – 1.9%
Air Lease Corp.(a)	111	3,251
GATX Corp.(a)	53	3,232
United Rentals, Inc.*	24	3,577
Univar Solutions, Inc.*	216	3,642
		13,702
Transportation Infrastructure – 0.5%
Macquarie Infrastructure Corp.(a)	117	3,591
Wireless Telecommunication Services – 0.4%
Telephone and Data Systems, Inc.	165	3,280
TOTAL COMMON STOCKS
(Cost $831,553)		682,359
TOTAL LONG POSITIONS
(Cost $831,553)		682,359
SHORT POSITIONS – (94.3)%
COMMON STOCKS – (94.3)%
Aerospace & Defense – (2.9)%
Axon Enterprise, Inc.*	(44)	(4,318)
Boeing Co. (The)	(23)	(4,216)
BWX Technologies, Inc.	(53)	(3,002)
HEICO Corp.	(33)	(3,288)
Teledyne Technologies, Inc.*	(9)	(2,799)
TransDigm Group, Inc.	(8)	(3,536)
		(21,159)

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Value Fund
Schedule of Investments
June 30, 2020
Investments	Shares	Value ($)
Automobiles – (0.6)%
Tesla, Inc.*	(4)	$(4,319)
Banks – (0.9)%
First Citizens BancShares, Inc., Class A	(9)	(3,645)
First Financial Bankshares, Inc.	(111)	(3,207)
		(6,852)
Beverages – (2.2)%
Boston Beer Co., Inc. (The), Class A*	(6)	(3,220)
Brown-Forman Corp., Class B	(51)	(3,247)
Coca-Cola Co. (The)	(72)	(3,217)
Monster Beverage Corp.*	(47)	(3,258)
PepsiCo, Inc.	(25)	(3,306)
		(16,248)
Biotechnology – (6.3)%
ACADIA Pharmaceuticals, Inc.*	(68)	(3,296)
Agios Pharmaceuticals, Inc.*	(66)	(3,530)
Allogene Therapeutics, Inc.*	(69)	(2,955)
Alnylam Pharmaceuticals, Inc.*	(25)	(3,703)
Blueprint Medicines Corp.*	(52)	(4,056)
Exact Sciences Corp.*	(40)	(3,478)
FibroGen, Inc.*	(97)	(3,931)
Immunomedics, Inc.*	(101)	(3,579)
Intercept Pharmaceuticals, Inc.*	(47)	(2,252)
Moderna, Inc.*	(58)	(3,724)
Sarepta Therapeutics, Inc.*	(22)	(3,527)
Seattle Genetics, Inc.*	(22)	(3,738)
Ultragenyx Pharmaceutical, Inc.*	(50)	(3,911)
		(45,680)
Building Products – (1.5)%
Allegion plc	(34)	(3,475)
Lennox International, Inc.	(16)	(3,728)
Trex Co., Inc.*	(28)	(3,642)
		(10,845)
Capital Markets – (7.3)%
Blackstone Group, Inc. (The), Class A	(59)	(3,343)
Cboe Global Markets, Inc.	(32)	(2,985)
CME Group, Inc.	(18)	(2,926)
FactSet Research Systems, Inc.	(11)	(3,613)
Interactive Brokers Group, Inc., Class A	(79)	(3,300)
Intercontinental Exchange, Inc.	(35)	(3,206)
Lazard Ltd., Class A	(124)	(3,550)
LPL Financial Holdings, Inc.	(47)	(3,685)
MarketAxess Holdings, Inc.	(7)	(3,506)
Moody’s Corp.	(13)	(3,571)
Morningstar, Inc.	(22)	(3,101)
MSCI, Inc.	(10)	(3,338)
Nasdaq, Inc.	(29)	(3,465)
S&P Global, Inc.	(10)	(3,295)
SEI Investments Co.	(62)	(3,409)
Tradeweb Markets, Inc., Class A	(51)	(2,965)
		(53,258)
Chemicals – (2.7)%
Air Products and Chemicals, Inc.	(14)	(3,380)
Ecolab, Inc.	(16)	(3,183)
NewMarket Corp.	(8)	(3,204)
Investments	Shares	Value ($)
RPM International, Inc.	(45)	$(3,378)
Scotts Miracle-Gro Co. (The)	(23)	(3,093)
Sherwin-Williams Co. (The)	(6)	(3,467)
		(19,705)
Commercial Services & Supplies – (2.3)%
Cintas Corp.	(14)	(3,729)
Copart, Inc.*	(37)	(3,081)
IAA, Inc.*	(82)	(3,163)
MSA Safety, Inc.	(28)	(3,204)
Rollins, Inc.	(81)	(3,434)
		(16,611)
Consumer Finance – (1.4)%
American Express Co.	(35)	(3,332)
FirstCash, Inc.	(49)	(3,306)
LendingTree, Inc.*	(13)	(3,764)
		(10,402)
Containers & Packaging – (0.9)%
AptarGroup, Inc.	(30)	(3,359)
Ball Corp.	(47)	(3,266)
		(6,625)
Distributors – (0.5)%
Pool Corp.	(13)	(3,534)
Diversified Consumer Services – (1.0)%
Bright Horizons Family Solutions, Inc.*	(30)	(3,516)
Chegg, Inc.*	(55)	(3,699)
		(7,215)
Electric Utilities – (2.6)%
Alliant Energy Corp.	(68)	(3,253)
Edison International	(57)	(3,096)
Eversource Energy	(40)	(3,331)
NextEra Energy, Inc.	(13)	(3,122)
Portland General Electric Co.	(72)	(3,010)
Xcel Energy, Inc.	(51)	(3,188)
		(19,000)
Electrical Equipment – (0.4)%
Rockwell Automation, Inc.	(15)	(3,195)
Entertainment – (1.4)%
Live Nation Entertainment, Inc.*	(69)	(3,059)
Netflix, Inc.*	(8)	(3,640)
Roku, Inc.*	(31)	(3,613)
		(10,312)
Equity Real Estate Investment Trusts (REITs) – (7.7)%
American Tower Corp.	(13)	(3,361)
Americold Realty Trust	(94)	(3,412)
Apple Hospitality REIT, Inc.	(330)	(3,188)
CoreSite Realty Corp.	(27)	(3,269)
Crown Castle International Corp.	(20)	(3,347)
CyrusOne, Inc.	(45)	(3,274)
Digital Realty Trust, Inc.	(23)	(3,269)
Duke Realty Corp.	(96)	(3,397)
EastGroup Properties, Inc.	(28)	(3,321)
Equinix, Inc.	(5)	(3,512)
Equity LifeStyle Properties, Inc.	(53)	(3,311)

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Value Fund
Schedule of Investments
June 30, 2020
Investments	Shares	Value ($)
Outfront Media, Inc.	(236)	$(3,344)
Rexford Industrial Realty, Inc.	(84)	(3,480)
SBA Communications Corp.	(11)	(3,277)
Sun Communities, Inc.	(24)	(3,256)
Sunstone Hotel Investors, Inc.	(377)	(3,073)
UDR, Inc.	(88)	(3,289)
		(56,380)
Food & Staples Retailing – (0.5)%
Costco Wholesale Corp.	(11)	(3,335)
Food Products – (0.5)%
McCormick & Co., Inc. (Non-Voting)	(19)	(3,409)
Gas Utilities – (0.4)%
South Jersey Industries, Inc.	(120)	(2,999)
Health Care Equipment & Supplies – (2.0)%
DexCom, Inc.*	(9)	(3,649)
IDEXX Laboratories, Inc.*	(11)	(3,632)
Insulet Corp.*	(18)	(3,497)
Penumbra, Inc.*	(20)	(3,576)
		(14,354)
Health Care Providers & Services – (0.4)%
Guardant Health, Inc.*	(38)	(3,083)
Health Care Technology – (1.0)%
Teladoc Health, Inc.*	(19)	(3,626)
Veeva Systems, Inc., Class A*	(16)	(3,751)
		(7,377)
Hotels, Restaurants & Leisure – (5.3)%
Chipotle Mexican Grill, Inc.*	(3)	(3,157)
Churchill Downs, Inc.	(25)	(3,329)
Domino’s Pizza, Inc.	(9)	(3,325)
Hilton Worldwide Holdings, Inc.	(42)	(3,085)
Las Vegas Sands Corp.	(71)	(3,233)
Marriott International, Inc., Class A	(38)	(3,258)
McDonald’s Corp.	(18)	(3,320)
Planet Fitness, Inc., Class A*	(51)	(3,089)
Starbucks Corp.	(43)	(3,164)
Wendy’s Co. (The)	(156)	(3,398)
Wynn Resorts Ltd.	(41)	(3,054)
Yum! Brands, Inc.	(37)	(3,216)
		(38,628)
Household Products – (0.9)%
Clorox Co. (The)	(16)	(3,510)
Colgate-Palmolive Co.	(46)	(3,370)
		(6,880)
Industrial Conglomerates – (0.5)%
Roper Technologies, Inc.	(9)	(3,494)
Insurance – (3.8)%
Aon plc, Class A	(17)	(3,274)
Arthur J Gallagher & Co.	(35)	(3,412)
Brown & Brown, Inc.	(83)	(3,383)
Enstar Group Ltd.*	(23)	(3,514)
Erie Indemnity Co., Class A	(19)	(3,646)
Marsh & McLennan Cos., Inc.	(32)	(3,436)
RLI Corp.	(43)	(3,530)
Investments	Shares	Value ($)
White Mountains Insurance Group Ltd.	(4)	$(3,552)
		(27,747)
Interactive Media & Services – (1.6)%
IAC/interactivecorp*	(12)	(3,881)
Snap, Inc., Class A*	(177)	(4,158)
Zillow Group, Inc., Class C*	(58)	(3,341)
		(11,380)
Internet & Direct Marketing Retail – (2.0)%
Amazon.com, Inc.*	(1)	(2,759)
Chewy, Inc., Class A*	(76)	(3,396)
Etsy, Inc.*	(42)	(4,462)
Wayfair, Inc., Class A*	(19)	(3,755)
		(14,372)
IT Services – (2.4)%
Mastercard, Inc., Class A	(11)	(3,253)
MongoDB, Inc.*	(15)	(3,395)
Okta, Inc.*	(17)	(3,404)
Square, Inc., Class A*	(41)	(4,303)
VeriSign, Inc.*	(15)	(3,102)
		(17,457)
Life Sciences Tools & Services – (0.9)%
Illumina, Inc.*	(9)	(3,333)
Repligen Corp.*	(26)	(3,214)
		(6,547)
Machinery – (1.8)%
Graco, Inc.	(69)	(3,311)
IDEX Corp.	(21)	(3,319)
Otis Worldwide Corp.	(65)	(3,696)
Toro Co. (The)	(47)	(3,118)
		(13,444)
Media – (1.0)%
Cable One, Inc.	(2)	(3,550)
New York Times Co. (The), Class A	(85)	(3,572)
		(7,122)
Metals & Mining – (1.0)%
Freeport-McMoRan, Inc.	(369)	(4,269)
Royal Gold, Inc.	(25)	(3,108)
		(7,377)
Multi-Utilities – (0.4)%
WEC Energy Group, Inc.	(37)	(3,243)
Oil, Gas & Consumable Fuels – (3.3)%
Apache Corp.	(301)	(4,063)
Cheniere Energy, Inc.*	(77)	(3,721)
Chevron Corp.	(37)	(3,302)
Concho Resources, Inc.	(61)	(3,141)
ConocoPhillips	(79)	(3,320)
Hess Corp.	(71)	(3,678)
Valero Energy Corp.	(50)	(2,941)
		(24,166)
Personal Products – (0.4)%
Estee Lauder Cos., Inc. (The), Class A	(17)	(3,208)

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Value Fund
Schedule of Investments
June 30, 2020
Investments	Shares	Value ($)
Pharmaceuticals – (0.4)%
Zoetis, Inc.	(24)	$(3,289)
Professional Services – (1.9)%
CoStar Group, Inc.*	(5)	(3,553)
Equifax, Inc.	(22)	(3,781)
TransUnion	(39)	(3,395)
Verisk Analytics, Inc.	(19)	(3,234)
		(13,963)
Road & Rail – (0.9)%
Lyft, Inc., Class A*	(107)	(3,532)
Uber Technologies, Inc.*	(94)	(2,922)
		(6,454)
Semiconductors & Semiconductor Equipment – (0.9)%
Advanced Micro Devices, Inc.*	(64)	(3,367)
Universal Display Corp.	(23)	(3,441)
		(6,808)
Software – (13.6)%
Adobe, Inc.*	(9)	(3,918)
Alteryx, Inc., Class A*	(24)	(3,943)
Anaplan, Inc.*	(73)	(3,308)
Autodesk, Inc.*	(16)	(3,827)
Avalara, Inc.*	(32)	(4,259)
Coupa Software, Inc.*	(15)	(4,156)
DocuSign, Inc.*	(24)	(4,133)
Elastic NV*	(39)	(3,596)
Fair Isaac Corp.*	(8)	(3,344)
HubSpot, Inc.*	(17)	(3,814)
Intuit, Inc.	(12)	(3,554)
Manhattan Associates, Inc.*	(38)	(3,580)
New Relic, Inc.*	(51)	(3,514)
Nutanix, Inc., Class A*	(140)	(3,319)
Paycom Software, Inc.*	(12)	(3,717)
Pegasystems, Inc.	(35)	(3,541)
RingCentral, Inc., Class A*	(12)	(3,420)
ServiceNow, Inc.*	(9)	(3,645)
Slack Technologies, Inc., Class A*	(97)	(3,016)
Smartsheet, Inc., Class A*	(60)	(3,055)
Splunk, Inc.*	(18)	(3,577)
Trade Desk, Inc. (The), Class A*	(11)	(4,471)
Tyler Technologies, Inc.*	(9)	(3,122)
Workday, Inc., Class A*	(18)	(3,372)
Zendesk, Inc.*	(39)	(3,453)
Zoom Video Communications, Inc., Class A*	(19)	(4,817)
Zscaler, Inc.*	(35)	(3,832)
		(99,303)

Investments	Shares	Value ($)
Specialty Retail – (1.1)%
Carvana Co.*	(36)	$(4,327)
Five Below, Inc.*	(32)	(3,421)
		(7,748)
Textiles, Apparel & Luxury Goods – (0.9)%
Lululemon Athletica, Inc.*	(11)	(3,432)
NIKE, Inc., Class B	(34)	(3,334)
		(6,766)
Trading Companies & Distributors – (1.0)%
Fastenal Co.	(82)	(3,513)
SiteOne Landscape Supply, Inc.*	(31)	(3,533)
		(7,046)
Water Utilities – (0.9)%
American Water Works Co., Inc.	(26)	(3,345)
Essential Utilities, Inc.	(77)	(3,253)
		(6,598)
TOTAL COMMON STOCKS
(Proceeds $(536,718))		(688,937)
TOTAL SHORT POSITIONS
(Proceeds $(536,718))		(688,937)
Total Investments – (0.9)% (Cost $294,835)		(6,578)
Other Assets Less Liabilities – 100.9%		736,984
Net Assets – 100.0%		$730,406

*
Non-income producing security.

(a)
All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $552,023.

As of June 30, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation	$64,828
Aggregate gross unrealized depreciation	(394,140)
Net unrealized depreciation	$(329,312)
Federal income tax cost of investments (including derivative contracts, if any)	$298,532

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Value Fund
Schedule of Investments
June 30, 2020
OTC Total return swap contracts outstanding as of June 30, 2020
Notional Amount	Termination Date(1)	Counterparty	Rate Paid (Received)(2)	Payment Frequency	Underlying Instrument(3)	Value and Unrealized Appreciation/ (Depreciation)(4)	Cash Collateral (Received) Pledged	Net Amount(5)
92,248 USD	9/30/2021	Morgan Stanley	0.56%	Monthly	Dow Jones U.S. Relative Value Total Return Index(6)	$(15,893)	—	(15,893)
$(67,649) USD	9/30/2021	Morgan Stanley	(0.24)%	Monthly	Dow Jones U.S. Short Relative Value Total Return Index(7)	(8,309)	—	(8,309)
						$(24,202)		$(24,202)

(1)
Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)
Reflects the floating financing rate, as of June 30, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. Payments may be made at the conclusion of the agreement or periodically during its term.

(3)
The 50 largest components of the referenced underlying Swap Index can be found at https://www.agf.com/us/resources

(4)
The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at year end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statement of Assets and Liabilities.

(5)
Represents the “uncollateralized” amount due from or (to) the counterparty at year end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from the counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

(6)
The Dow Jones U.S. Relative Value Total Return Index (DJTLSVT) is designed to measure the performance of 200 companies ranked as undervalued based on fundamentals. Value is calculated using a ranking process based on book value to price ratio, projected earnings per share to price ratio, and trailing 12-month operating cash flow to price ratio. Dividends are reinvested.

(7)
The Dow Jones U.S. Short Relative Value Total Return Index (DJTSSVT) is designed to measure the performance of 200 companies ranked as overvalued based on fundamentals. Value is calculated using a ranking process based on book value to price ratio, projected earnings per share to price ratio, and trailing 12-month operating cash flow to price ratio. Dividends are reinvested.

Abbreviations
USD	US Dollar
See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2020
Investments	Shares	Value ($)
LONG POSITIONS – 95.2%
COMMON STOCKS – 95.2%
Aerospace & Defense – 1.7%
L3Harris Technologies, Inc.(a)	4,611	$782,349
Lockheed Martin Corp.(a)	2,385	870,334
Mercury Systems, Inc.*(a)	10,176	800,444
Northrop Grumman Corp.(a)	2,703	831,010
		3,284,137
Air Freight & Logistics – 2.0%
CH Robinson Worldwide, Inc.(a)	11,130	879,938
Expeditors International of Washington, Inc.(a)	11,925	906,777
FedEx Corp.(a)	6,996	980,979
United Parcel Service, Inc., Class B	9,063	1,007,624
		3,775,318
Auto Components – 0.5%
Gentex Corp.(a)	34,662	893,240
Banks – 3.2%
Bank of Hawaii Corp.(a)	14,310	878,777
Bank OZK	40,704	955,323
Commerce Bancshares, Inc.(a)	14,469	860,472
First Financial Bankshares, Inc.(a)	30,210	872,767
First Hawaiian, Inc.(a)	52,947	912,806
Glacier Bancorp, Inc.(a)	22,260	785,555
UMB Financial Corp.	17,808	918,002
		6,183,702
Biotechnology – 4.9%
Alexion Pharmaceuticals, Inc.*(a)	7,791	874,462
Alnylam Pharmaceuticals, Inc.*(a)	6,837	1,012,628
Amgen, Inc.(a)	3,975	937,544
Gilead Sciences, Inc.(a)	12,084	929,743
Moderna, Inc.*(a)	15,741	1,010,730
Neurocrine Biosciences, Inc.*(a)	7,473	911,706
Regeneron Pharmaceuticals, Inc.*	1,590	991,603
Seattle Genetics, Inc.*	5,883	999,639
United Therapeutics Corp.*	7,791	942,711
Vertex Pharmaceuticals, Inc.*	3,180	923,186
		9,533,952
Building Products – 0.5%
Lennox International, Inc.(a)	4,293	1,000,226
Capital Markets – 5.1%
Bank of New York Mellon Corp. (The)(a)	24,486	946,384
Cboe Global Markets, Inc.(a)	8,745	815,734
Charles Schwab Corp. (The)	25,599	863,710
CME Group, Inc.(a)	5,088	827,004
Franklin Resources, Inc.(a)	48,654	1,020,274
Interactive Brokers Group, Inc., Class A(a)	21,624	903,234
Intercontinental Exchange, Inc.(a)	9,540	873,864
MarketAxess Holdings, Inc.(a)	1,908	955,755
Morningstar, Inc.(a)	6,042	851,741
MSCI, Inc.(a)	2,862	955,393
Tradeweb Markets, Inc., Class A	13,992	813,495
		9,826,588

Investments	Shares	Value ($)
Chemicals – 1.4%
Air Products and Chemicals, Inc.(a)	3,816	$921,412
NewMarket Corp.(a)	2,067	827,792
Olin Corp.	75,525	867,782
		2,616,986
Commercial Services & Supplies – 1.9%
Republic Services, Inc.	10,653	874,079
Rollins, Inc.	22,260	943,601
Tetra Tech, Inc.	11,607	918,346
Waste Management, Inc.	8,427	892,503
		3,628,529
Communications Equipment – 1.4%
Cisco Systems, Inc.(a)	19,716	919,554
Motorola Solutions, Inc.(a)	6,837	958,069
Ubiquiti, Inc.	4,929	860,406
		2,738,029
Construction & Engineering – 0.5%
Valmont Industries, Inc.	7,950	903,279
Containers & Packaging – 2.8%
AptarGroup, Inc.(a)	8,268	925,851
Ball Corp.(a)	12,879	894,962
Packaging Corp. of America	9,063	904,487
Sealed Air Corp.	28,779	945,390
Silgan Holdings, Inc.	27,189	880,652
Sonoco Products Co.	17,649	922,866
		5,474,208
Distributors – 0.5%
Pool Corp.	3,498	951,001
Diversified Consumer Services – 2.3%
frontdoor, Inc.*(a)	20,034	888,107
Graham Holdings Co., Class B(a)	2,544	871,753
Grand Canyon Education, Inc.*(a)	9,381	849,262
Service Corp. International	23,373	908,976
ServiceMaster Global Holdings, Inc.*	28,461	1,015,773
		4,533,871
Diversified Financial Services – 0.5%
Berkshire Hathaway, Inc., Class B*(a)	4,929	879,876
Diversified Telecommunication Services – 0.9%
Liberty Global plc, Class C*(a)	43,407	933,685
Verizon Communications, Inc.	16,377	902,864
		1,836,549
Electric Utilities – 1.3%
Avangrid, Inc.(a)	20,670	867,727
Hawaiian Electric Industries, Inc.(a)	23,055	831,363
NextEra Energy, Inc.(a)	3,657	878,302
		2,577,392
Electronic Equipment, Instruments & Components – 1.4%
Cognex Corp.(a)	16,059	959,044
Keysight Technologies, Inc.*(a)	8,586	865,297
Zebra Technologies Corp., Class A*	3,498	895,313
		2,719,654
Entertainment – 3.0%
Activision Blizzard, Inc.(a)	12,879	977,516

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2020
Investments	Shares	Value ($)
Electronic Arts, Inc.*(a)	7,632	$1,007,806
Netflix, Inc.*(a)	2,226	1,012,919
Take-Two Interactive Software, Inc.*	6,837	954,240
World Wrestling Entertainment, Inc., Class A	19,716	856,660
Zynga, Inc., Class A*	102,237	975,341
		5,784,482
Equity Real Estate Investment Trusts (REITs) – 7.9%
American Tower Corp.(a)	3,498	904,373
Americold Realty Trust(a)	25,440	923,472
CoreSite Realty Corp.(a)	7,314	885,433
Crown Castle International Corp.(a)	5,406	904,694
CubeSmart(a)	31,641	853,991
CyrusOne, Inc.(a)	12,402	902,245
Digital Realty Trust, Inc.(a)	6,360	903,820
Equinix, Inc.(a)	1,272	893,326
Equity Commonwealth(a)	26,871	865,246
Equity LifeStyle Properties, Inc.(a)	14,469	904,023
Extra Space Storage, Inc.(a)	9,381	866,523
Healthcare Trust of America, Inc., Class A(a)	34,344	910,803
Lexington Realty Trust(a)	93,810	989,695
Public Storage	4,452	854,294
Rayonier, Inc.	38,319	949,928
SBA Communications Corp.	2,862	852,647
Sun Communities, Inc.	6,678	906,071
		15,270,584
Food & Staples Retailing – 1.0%
Kroger Co. (The)(a)	28,302	958,023
Sprouts Farmers Market, Inc.*	36,252	927,688
		1,885,711
Food Products – 2.8%
Flowers Foods, Inc.(a)	38,955	871,034
General Mills, Inc.(a)	14,469	892,014
Hain Celestial Group, Inc. (The)*(a)	29,256	921,857
Hormel Foods Corp.(a)	18,921	913,317
J M Smucker Co. (The)	8,109	858,013
Kellogg Co.(a)	13,992	924,311
		5,380,546
Gas Utilities – 2.2%
Atmos Energy Corp.(a)	8,904	886,660
National Fuel Gas Co.(a)	21,942	920,028
New Jersey Resources Corp.(a)	26,076	851,382
South Jersey Industries, Inc.	32,595	814,549
Spire, Inc.	12,561	825,383
		4,298,002
Health Care Equipment & Supplies – 1.8%
Baxter International, Inc.(a)	10,176	876,154
Becton Dickinson and Co.(a)	3,816	913,054
Globus Medical, Inc., Class A*(a)	16,695	796,519
ICU Medical, Inc.*(a)	4,611	849,853
		3,435,580
Health Care Providers & Services – 1.0%
Amedisys, Inc.*(a)	4,770	947,036
Premier, Inc., Class A*	26,076	893,885
		1,840,921

Investments	Shares	Value ($)
Health Care Technology – 1.0%
Teladoc Health, Inc.*	5,247	$1,001,337
Veeva Systems, Inc., Class A*	4,293	1,006,365
		2,007,702
Hotels, Restaurants & Leisure – 0.9%
Domino’s Pizza, Inc.(a)	2,385	881,114
McDonald’s Corp.(a)	4,929	909,253
		1,790,367
Household Durables – 1.0%
Garmin Ltd.(a)	10,017	976,658
Helen of Troy Ltd.*(a)	5,088	959,393
		1,936,051
Household Products – 1.0%
Church & Dwight Co., Inc.(a)	12,243	946,384
Clorox Co. (The)(a)	4,452	976,635
		1,923,019
Industrial Conglomerates – 1.0%
3M Co.(a)	5,883	917,689
Roper Technologies, Inc.	2,385	926,000
		1,843,689
Insurance – 4.9%
Arthur J Gallagher & Co.(a)	9,699	945,556
Axis Capital Holdings Ltd.(a)	24,168	980,254
Brown & Brown, Inc.(a)	22,737	926,760
Erie Indemnity Co., Class A(a)	5,247	1,006,899
Everest Re Group Ltd.	4,611	950,788
Hanover Insurance Group, Inc. (The)	9,063	918,354
Progressive Corp. (The)	11,766	942,574
RLI Corp.	11,607	952,935
Selective Insurance Group, Inc.	17,331	914,037
White Mountains Insurance Group Ltd.	954	847,123
		9,385,280
Interactive Media & Services – 0.5%
Alphabet, Inc., Class C*(a)	636	899,056
Internet & Direct Marketing Retail – 1.0%
Amazon.com, Inc.*(a)	318	877,305
eBay, Inc.(a)	20,511	1,075,802
		1,953,107
IT Services – 3.4%
Accenture plc, Class A(a)	4,611	990,074
Akamai Technologies, Inc.*(a)	8,745	936,502
Black Knight, Inc.*(a)	11,925	865,278
Booz Allen Hamilton Holding Corp.(a)	11,607	902,909
Broadridge Financial Solutions, Inc.(a)	7,632	963,082
MAXIMUS, Inc.(a)	12,561	884,922
Okta, Inc.*	4,770	955,097
		6,497,864
Life Sciences Tools & Services – 0.9%
Bio-Rad Laboratories, Inc., Class A*(a)	1,908	861,443
Repligen Corp.*	6,996	864,775
		1,726,218
Machinery – 1.4%
Caterpillar, Inc.(a)	7,632	965,448
Graco, Inc.(a)	18,921	908,019

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2020
Investments	Shares	Value ($)
Toro Co. (The)	12,879	$854,393
		2,727,860
Metals & Mining – 0.9%
Newmont Corp.(a)	15,264	942,399
Royal Gold, Inc.	6,678	830,209
		1,772,608
Multiline Retail – 1.9%
Dollar General Corp.(a)	4,770	908,732
Dollar Tree, Inc.*(a)	9,222	854,695
Ollie’s Bargain Outlet Holdings, Inc.*	9,858	962,634
Target Corp.	7,473	896,237
		3,622,298
Multi-Utilities – 0.9%
Consolidated Edison, Inc.(a)	12,243	880,639
Dominion Energy, Inc.(a)	10,812	877,718
		1,758,357
Oil, Gas & Consumable Fuels – 3.2%
Cabot Oil & Gas Corp.(a)	46,269	794,901
Cheniere Energy, Inc.*(a)	20,988	1,014,140
Concho Resources, Inc.(a)	16,695	859,793
ConocoPhillips(a)	21,624	908,641
Delek US Holdings, Inc.(a)	46,110	802,775
EOG Resources, Inc.(a)	17,967	910,208
EQT Corp.(a)	68,211	811,711
		6,102,169
Pharmaceuticals – 1.4%
Eli Lilly and Co.(a)	6,042	991,975
Johnson & Johnson(a)	6,201	872,047
Merck & Co., Inc.(a)	11,448	885,274
		2,749,296
Professional Services – 1.4%
FTI Consulting, Inc.*(a)	7,473	856,032
Nielsen Holdings plc(a)	66,144	982,900
Verisk Analytics, Inc.	5,247	893,039
		2,731,971
Road & Rail – 1.9%
JB Hunt Transport Services, Inc.(a)	7,632	918,435
Knight-Swift Transportation Holdings, Inc.(a)	21,783	908,569
Landstar System, Inc.(a)	7,791	875,007
Old Dominion Freight Line, Inc.	5,406	916,804
		3,618,815
Semiconductors & Semiconductor Equipment – 1.0%
Texas Instruments, Inc.	7,791	989,223
Xilinx, Inc.	10,017	985,573
		1,974,796
Software – 8.6%
Adobe, Inc.*(a)	2,385	1,038,214
Autodesk, Inc.*(a)	4,452	1,064,874
Blackbaud, Inc.(a)	15,741	898,496
Citrix Systems, Inc.(a)	6,201	917,190
Coupa Software, Inc.*(a)	3,975	1,101,234
DocuSign, Inc.*(a)	6,678	1,150,018
Dropbox, Inc., Class A*(a)	40,863	889,588
Investments	Shares	Value ($)
Fortinet, Inc.*(a)	6,519	$894,863
Guidewire Software, Inc.*(a)	8,904	987,009
NortonLifeLock, Inc.(a)	41,976	832,384
Oracle Corp.	17,013	940,309
RingCentral, Inc., Class A*	3,339	951,648
Smartsheet, Inc., Class A*	16,218	825,821
Teradata Corp.*	43,248	899,558
Tyler Technologies, Inc.*	2,385	827,309
Zoom Video Communications, Inc., Class A*	5,247	1,330,324
Zscaler, Inc.*	9,540	1,044,630
		16,593,469
Specialty Retail – 1.5%
Murphy USA, Inc.*(a)	7,950	895,091
O’Reilly Automotive, Inc.*	2,226	938,637
Tractor Supply Co.	7,473	984,867
		2,818,595
Textiles, Apparel & Luxury Goods – 1.5%
Columbia Sportswear Co.(a)	12,402	999,353
Hanesbrands, Inc.(a)	91,902	1,037,574
Lululemon Athletica, Inc.*(a)	3,021	942,582
		2,979,509
Thrifts & Mortgage Finance – 0.5%
New York Community Bancorp, Inc.(a)	90,789	926,048
Trading Companies & Distributors – 1.0%
MSC Industrial Direct Co., Inc., Class A(a)	13,197	960,873
Watsco, Inc.	5,088	904,138
		1,865,011
TOTAL COMMON STOCKS (Cost $182,913,788)		183,455,518
TOTAL LONG POSITIONS (Cost $182,913,788)		183,455,518
SHORT POSITIONS – (100.1)%
COMMON STOCKS – (100.1)%
Aerospace & Defense – (2.1)%
Boeing Co. (The)	(6,519)	(1,194,933)
Raytheon Technologies Corp.	(14,310)	(881,782)
Spirit AeroSystems Holdings, Inc., Class A	(42,453)	(1,016,325)
Textron, Inc.	(30,528)	(1,004,676)
		(4,097,716)
Air Freight & Logistics – (0.5)%
XPO Logistics, Inc.*	(11,766)	(908,923)
Airlines – (2.2)%
Alaska Air Group, Inc.	(27,348)	(991,638)
Delta Air Lines, Inc.	(37,365)	(1,048,088)
JetBlue Airways Corp.*	(93,174)	(1,015,597)
United Airlines Holdings, Inc.*	(33,231)	(1,150,125)
		(4,205,448)
Auto Components – (0.5)%
Aptiv plc	(12,561)	(978,753)

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2020
Investments	Shares	Value ($)
Automobiles – (0.6)%
Thor Industries, Inc.	(10,812)	$(1,151,802)
Banks – (3.5)%
Citigroup, Inc.	(19,398)	(991,238)
Citizens Financial Group, Inc.	(38,796)	(979,211)
Fifth Third Bancorp	(47,700)	(919,656)
Hancock Whitney Corp.	(43,089)	(913,487)
PacWest Bancorp	(54,219)	(1,068,656)
Sterling Bancorp	(75,843)	(888,880)
TCF Financial Corp.	(32,595)	(958,945)
		(6,720,073)
Beverages – (1.0)%
Constellation Brands, Inc., Class A	(5,406)	(945,780)
Monster Beverage Corp.*	(13,038)	(903,794)
		(1,849,574)
Biotechnology – (1.4)%
FibroGen, Inc.*	(27,030)	(1,095,526)
Immunomedics, Inc.*	(28,143)	(997,388)
Intercept Pharmaceuticals, Inc.*	(13,038)	(624,650)
		(2,717,564)
Building Products – (0.5)%
Fortune Brands Home & Security, Inc.	(15,423)	(985,992)
Capital Markets – (1.0)%
Ameriprise Financial, Inc.	(6,678)	(1,001,967)
Evercore, Inc., Class A	(16,854)	(993,038)
		(1,995,005)
Chemicals – (2.5)%
Cabot Corp.	(25,917)	(960,225)
Chemours Co. (The)	(69,483)	(1,066,564)
Eastman Chemical Co.	(13,674)	(952,257)
Ingevity Corp.*	(17,649)	(927,808)
LyondellBasell Industries NV, Class A	(14,787)	(971,802)
		(4,878,656)
Commercial Services & Supplies – (0.4)%
Cimpress plc*	(10,176)	(776,836)
Communications Equipment – (0.8)%
CommScope Holding Co., Inc.*	(91,743)	(764,219)
ViaSat, Inc.*	(22,419)	(860,217)
		(1,624,436)
Construction & Engineering – (0.5)%
Fluor Corp.	(79,028)	(954,658)
Construction Materials – (0.5)%
Eagle Materials, Inc.	(13,833)	(971,353)
Consumer Finance – (2.0)%
Ally Financial, Inc.	(52,947)	(1,049,939)
Capital One Financial Corp.	(13,833)	(865,808)
Discover Financial Services	(19,398)	(971,646)
Synchrony Financial	(45,633)	(1,011,227)
		(3,898,620)
Diversified Financial Services – (0.5)%
Equitable Holdings, Inc.	(48,972)	(944,670)
Diversified Telecommunication Services – (0.5)%
Liberty Latin America Ltd., Class C*	(97,467)	(920,088)

Investments	Shares	Value ($)
Electric Utilities – (2.3)%
Entergy Corp.	(9,063)	$(850,200)
NRG Energy, Inc.	(26,076)	(849,034)
OGE Energy Corp.	(29,733)	(902,694)
PNM Resources, Inc.	(22,896)	(880,122)
PPL Corp.	(33,390)	(862,798)
		(4,344,848)
Electrical Equipment – (0.5)%
nVent Electric plc	(51,516)	(964,895)
Electronic Equipment, Instruments & Components – (2.4)%
Belden, Inc.	(27,666)	(900,528)
CDW Corp.	(8,427)	(979,049)
Coherent, Inc.*	(6,519)	(853,859)
FLIR Systems, Inc.	(20,511)	(832,131)
Jabil, Inc.	(31,005)	(994,640)
		(4,560,207)
Energy Equipment & Services – (1.0)%
Halliburton Co.	(80,772)	(1,048,420)
Helmerich & Payne, Inc.	(47,382)	(924,423)
		(1,972,843)
Entertainment – (0.8)%
Cinemark Holdings, Inc.	(61,692)	(712,543)
Live Nation Entertainment, Inc.*	(19,080)	(845,816)
		(1,558,359)
Equity Real Estate Investment Trusts (REITs) – (8.0)%
Apple Hospitality REIT, Inc.	(92,220)	(890,845)
Colony Capital, Inc.	(452,991)	(1,087,178)
EPR Properties	(29,415)	(974,519)
Gaming and Leisure Properties, Inc.	(27,030)	(935,238)
Hudson Pacific Properties, Inc.	(36,570)	(920,101)
Lamar Advertising Co., Class A	(13,992)	(934,106)
National Health Investors, Inc.	(16,695)	(1,013,720)
Outfront Media, Inc.	(65,985)	(935,007)
Park Hotels & Resorts, Inc.	(94,128)	(930,926)
Pebblebrook Hotel Trust	(67,416)	(920,903)
RLJ Lodging Trust	(88,881)	(839,037)
Sabra Health Care REIT, Inc.	(69,483)	(1,002,640)
Simon Property Group, Inc.	(16,059)	(1,098,114)
Ventas, Inc.	(26,871)	(984,016)
Vornado Realty Trust	(25,599)	(978,138)
Weyerhaeuser Co.	(45,315)	(1,017,775)
		(15,462,263)
Food & Staples Retailing – (1.5)%
Performance Food Group Co.*	(35,298)	(1,028,584)
Sysco Corp.	(16,854)	(921,240)
US Foods Holding Corp.*	(49,449)	(975,134)
		(2,924,958)
Food Products – (1.0)%
Darling Ingredients, Inc.*	(40,545)	(998,218)
Lamb Weston Holdings, Inc.	(15,582)	(996,157)
		(1,994,375)
Health Care Equipment & Supplies – (2.3)%
Align Technology, Inc.*	(3,816)	(1,047,263)
Intuitive Surgical, Inc.*	(1,590)	(906,030)
LivaNova plc*	(17,490)	(841,794)

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2020
Investments	Shares	Value ($)
NuVasive, Inc.*	(15,423)	$(858,444)
Stryker Corp.	(4,770)	(859,506)
		(4,513,037)
Health Care Providers & Services – (4.4)%
Acadia Healthcare Co., Inc.*	(32,913)	(826,774)
Anthem, Inc.	(3,180)	(836,276)
Encompass Health Corp.	(12,720)	(787,750)
HCA Healthcare, Inc.	(8,904)	(864,222)
HealthEquity, Inc.*	(15,423)	(904,867)
Humana, Inc.	(2,385)	(924,784)
Laboratory Corp. of America Holdings*	(5,406)	(897,991)
Tenet Healthcare Corp.*	(44,043)	(797,619)
UnitedHealth Group, Inc.	(3,021)	(891,044)
Universal Health Services, Inc., Class B	(8,904)	(827,093)
		(8,558,420)
Hotels, Restaurants & Leisure – (3.7)%
Darden Restaurants, Inc.	(12,084)	(915,605)
Hilton Grand Vacations, Inc.*	(43,248)	(845,498)
Marriott Vacations Worldwide Corp.	(10,335)	(849,640)
MGM Resorts International	(55,173)	(926,906)
Norwegian Cruise Line Holdings Ltd.*	(60,738)	(997,925)
Planet Fitness, Inc., Class A*	(14,310)	(866,757)
Royal Caribbean Cruises Ltd.	(18,285)	(919,736)
Wynn Resorts Ltd.	(11,289)	(840,918)
		(7,162,985)
Household Durables – (1.6)%
Mohawk Industries, Inc.*	(10,176)	(1,035,510)
Tempur Sealy International, Inc.*	(14,310)	(1,029,604)
Toll Brothers, Inc.	(28,461)	(927,544)
		(2,992,658)
Household Products – (0.5)%
Energizer Holdings, Inc.	(21,147)	(1,004,271)
Insurance – (5.4)%
American Financial Group, Inc.	(15,423)	(978,743)
American International Group, Inc.	(30,846)	(961,778)
Assured Guaranty Ltd.	(35,934)	(877,149)
Athene Holding Ltd., Class A*	(32,277)	(1,006,720)
Brighthouse Financial, Inc.*	(31,323)	(871,406)
Lincoln National Corp.	(24,486)	(900,840)
Primerica, Inc.	(8,268)	(964,049)
Principal Financial Group, Inc.	(24,168)	(1,003,939)
Prudential Financial, Inc.	(15,264)	(929,578)
Reinsurance Group of America, Inc.	(10,335)	(810,677)
Unum Group	(61,056)	(1,012,919)
		(10,317,798)
Interactive Media & Services – (1.6)%
Snap, Inc., Class A*	(49,449)	(1,161,557)
TripAdvisor, Inc.	(46,746)	(888,641)
Zillow Group, Inc., Class C*	(16,218)	(934,319)
		(2,984,517)
Internet & Direct Marketing Retail – (0.6)%
Wayfair, Inc., Class A*	(5,406)	(1,068,280)
IT Services – (3.5)%
DXC Technology Co.	(63,282)	(1,044,153)
Gartner, Inc.*	(7,632)	(925,990)
Investments	Shares	Value ($)
Global Payments, Inc.	(5,247)	$(889,996)
KBR, Inc.	(40,227)	(907,119)
Science Applications International Corp.	(10,494)	(815,174)
Square, Inc., Class A*	(11,448)	(1,201,353)
WEX, Inc.*	(6,360)	(1,049,464)
		(6,833,249)
Leisure Products – (0.6)%
Brunswick Corp.	(16,854)	(1,078,825)
Life Sciences Tools & Services – (1.9)%
Charles River Laboratories International, Inc.*	(5,247)	(914,814)
IQVIA Holdings, Inc.*	(6,360)	(902,357)
PRA Health Sciences, Inc.*	(9,063)	(881,739)
Syneos Health, Inc.*	(15,582)	(907,652)
		(3,606,562)
Machinery – (3.6)%
Colfax Corp.*	(33,549)	(936,017)
Middleby Corp. (The)*	(13,833)	(1,091,977)
Parker-Hannifin Corp.	(5,247)	(961,618)
Stanley Black & Decker, Inc.	(7,473)	(1,041,587)
Timken Co. (The)	(22,101)	(1,005,374)
Westinghouse Air Brake Technologies Corp.	(15,423)	(887,902)
Woodward, Inc.	(13,674)	(1,060,419)
		(6,984,894)
Media – (1.5)%
Interpublic Group of Cos., Inc. (The)	(55,173)	(946,769)
Nexstar Media Group, Inc., Class A	(11,289)	(944,776)
ViacomCBS, Inc.	(45,156)	(1,053,038)
		(2,944,583)
Metals & Mining – (2.3)%
Alcoa Corp.*	(101,760)	(1,143,782)
Allegheny Technologies, Inc.*	(109,074)	(1,111,464)
Carpenter Technology Corp.	(40,227)	(976,712)
Freeport-McMoRan, Inc.	(103,191)	(1,193,920)
		(4,425,878)
Mortgage Real Estate Investment Trusts (REITs) – (2.0)%
Blackstone Mortgage Trust, Inc., Class A	(38,955)	(938,426)
New Residential Investment Corp.	(129,108)	(959,272)
Starwood Property Trust, Inc.	(68,847)	(1,029,951)
Two Harbors Investment Corp.	(201,294)	(1,014,522)
		(3,942,171)
Multiline Retail – (0.5)%
Kohl’s Corp.	(48,336)	(1,003,939)
Multi-Utilities – (2.4)%
Black Hills Corp.	(15,105)	(855,849)
CenterPoint Energy, Inc.	(52,311)	(976,646)
DTE Energy Co.	(8,745)	(940,088)
MDU Resources Group, Inc.	(42,771)	(948,661)
NorthWestern Corp.	(15,582)	(849,531)
		(4,570,775)
Oil, Gas & Consumable Fuels – (2.6)%
Apache Corp.	(84,270)	(1,137,645)

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2020
Investments	Shares	Value ($)
Marathon Petroleum Corp.	(26,871)	$(1,004,438)
Noble Energy, Inc.	(103,191)	(924,591)
ONEOK, Inc.	(25,758)	(855,681)
Targa Resources Corp.	(52,629)	(1,056,264)
		(4,978,619)
Paper & Forest Products – (0.5)%
Louisiana-Pacific Corp.	(38,955)	(999,196)
Personal Products – (1.1)%
Coty, Inc., Class A	(246,450)	(1,101,632)
Nu Skin Enterprises, Inc., Class A	(24,963)	(954,335)
		(2,055,967)
Pharmaceuticals – (0.5)%
Elanco Animal Health, Inc.*	(43,725)	(937,901)
Professional Services – (1.3)%
CoreLogic, Inc.	(18,921)	(1,271,870)
Insperity, Inc.	(18,126)	(1,173,296)
		(2,445,166)
Real Estate Management & Development – (0.5)%
Howard Hughes Corp. (The)*	(18,126)	(941,646)
Road & Rail – (0.5)%
Lyft, Inc., Class A*	(30,051)	(991,984)
Semiconductors & Semiconductor Equipment – (4.9)%
Advanced Micro Devices, Inc.*	(17,808)	(936,879)
Applied Materials, Inc.	(16,695)	(1,009,213)
Lam Research Corp.	(3,498)	(1,131,463)
Microchip Technology, Inc.	(9,699)	(1,021,402)
Micron Technology, Inc.*	(19,716)	(1,015,768)
ON Semiconductor Corp.*	(56,763)	(1,125,043)
Skyworks Solutions, Inc.	(7,950)	(1,016,487)
Teradyne, Inc.	(14,151)	(1,195,901)
Universal Display Corp.	(6,360)	(951,583)
		(9,403,739)
Software – (2.6)%
Anaplan, Inc.*	(20,352)	(922,149)
Nutanix, Inc., Class A*	(39,114)	(927,197)
Paylocity Holding Corp.*	(7,314)	(1,067,039)
SS&C Technologies Holdings, Inc.	(16,218)	(915,993)
Trade Desk, Inc. (The), Class A*	(3,021)	(1,228,037)
		(5,060,415)
Specialty Retail – (2.8)%
Aaron’s, Inc.	(25,122)	(1,140,539)
Carvana Co.*	(10,176)	(1,223,155)
Dick’s Sporting Goods, Inc.	(26,076)	(1,075,896)
L Brands, Inc.	(57,558)	(861,643)
National Vision Holdings, Inc.*	(34,821)	(1,062,737)
		(5,363,970)
Technology Hardware, Storage & Peripherals – (1.9)%
NCR Corp.*	(51,516)	(892,257)
Pure Storage, Inc., Class A*	(52,311)	(906,550)
Western Digital Corp.	(21,306)	(940,660)
Xerox Holdings Corp.	(57,876)	(884,924)
		(3,624,391)

Investments	Shares	Value ($)
Textiles, Apparel & Luxury Goods – (1.5)%
Capri Holdings Ltd.*	(60,897)	$(951,820)
PVH Corp.	(20,193)	(970,274)
Tapestry, Inc.	(68,052)	(903,730)
		(2,825,824)
Thrifts & Mortgage Finance – (0.5)%
MGIC Investment Corp.	(115,752)	(948,009)
Trading Companies & Distributors – (1.5)%
Air Lease Corp.	(31,005)	(908,137)
United Rentals, Inc.*	(6,678)	(995,289)
Univar Solutions, Inc.*	(60,420)	(1,018,681)
		(2,922,107)
Transportation Infrastructure – (0.5)%
Macquarie Infrastructure Corp.	(32,754)	(1,005,220)
TOTAL COMMON STOCKS (Proceeds $(202,722,922))		(192,859,911)
EXCHANGE TRADED FUNDS – 0.0%(b)
SPDR S&P 500 ETF Trust
(Proceeds $(13,230))	(44)	(13,568)
TOTAL SHORT POSITIONS (Proceeds $(202,736,152))		(192,873,479)
Total Investments – (4.9)% (Cost $(19,822,364))		(9,417,961)
Other Assets Less Liabilities – 104.9%		202,172,644
Net Assets – 100.0%		$192,754,683

*
Non-income producing security.

(a)
All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $96,328,195.

(b)
Represents less than 0.05% of net assets.

As of June 30, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation	$19,996,422
Aggregate gross unrealized depreciation	(14,242,310)
Net unrealized appreciation	$5,754,112
Federal income tax cost of investments (including derivative contracts, if any)	$(12,990,558)

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2020
OTC Total return swap contracts outstanding as of June 30, 2020
Notional Amount	Termination Date(1)	Counterparty	Rate Paid (Received)(2)	Payment Frequency	Underlying Instrument(3)	Value and Unrealized Appreciation/ (Depreciation)(4)	Cash Collateral (Received) Pledged	Net Amount(5)
USD18,212,988	9/30/2021	Morgan Stanley	0.51%	Monthly	Dow Jones U.S. Low Beta Total Return Index(6)	$638,847	—	$638,847
USD(16,448,499)	9/30/2021	Morgan Stanley	(0.24)%	Monthly	Dow Jones U.S. High Beta Total Return Index(7)	1,542,668	—	1,542,668
						$2,181,515		$2,181,515

(1)
Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)
Reflects the floating financing rate, as of June 30, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. Payments may be made at the conclusion of the agreement or periodically during its term.

(3)
The 50 largest components of the referenced underlying Swap Index can be found at https://www.agf.com/us/resources

(4)
The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at year end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statement of Assets and Liabilities.

(5)
Represents the “uncollateralized” amount due from or (to) the counterparty at year end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from the counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

(6)
The Dow Jones U.S. Low Beta Total Return Index (DJTLABT) is designed to measure the performance of 200 companies ranked as having the lowest beta. Beta is calculated using weekly returns for the previous 52 weeks. Dividends are reinvested.

(7)
The Dow Jones U.S. High Beta Total Return Index (DJTSABT) is designed to measure the performance of 200 companies ranked as having the highest beta. Beta is calculated using weekly returns for the previous 52 weeks. Dividends are reinvested.

Abbreviations
USD	US Dollar
See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ Hedged Dividend Income Fund
Schedule of Investments
June 30, 2020
Investments	Shares	Value ($)
Long Positions – 97.9%
Common Stocks – 93.9%
Air Freight & Logistics – 1.0%
United Parcel Service, Inc., Class B	273	$30,352
Automobiles – 1.0%
General Motors Co.(a)	1,188	30,056
Banks – 6.8%
Citizens Financial Group, Inc.	1,197	30,212
First Horizon National Corp.	3,021	30,089
Huntington Bancshares, Inc.	3,360	30,358
People’s United Financial, Inc.	2,592	29,989
Synovus Financial Corp.	1,467	30,118
TCF Financial Corp.	1,014	29,832
Wells Fargo & Co.	1,170	29,952
		210,550
Beverages – 1.0%
Molson Coors Beverage Co., Class B	888	30,512
Biotechnology – 1.0%
AbbVie, Inc.(a)	306	30,043
Chemicals – 1.9%
CF Industries Holdings, Inc.	1,068	30,054
Eastman Chemical Co.(a)	432	30,084
		60,138
Communications Equipment – 1.0%
Juniper Networks, Inc.(a)	1,311	29,969
Containers & Packaging – 1.0%
International Paper Co.(a)	855	30,105
Distributors – 1.0%
Genuine Parts Co.	348	30,262
Diversified Consumer Services – 1.0%
H&R Block, Inc.(a)	2,103	30,031
Diversified Telecommunication Services – 2.0%
AT&T, Inc.	999	30,200
Verizon Communications, Inc.	549	30,266
		60,466
Electric Utilities – 8.8%
ALLETE, Inc.	552	30,145
Duke Energy Corp.(a)	378	30,199
Edison International(a)	552	29,979
Exelon Corp.	831	30,157
FirstEnergy Corp.	780	30,248
OGE Energy Corp.	990	30,056
Pinnacle West Capital Corp.	411	30,122
PPL Corp.	1,176	30,388
Southern Co. (The)	582	30,177
		271,471
Electronic Equipment, Instruments & Components – 1.0%
Corning, Inc.	1,158	29,992
Energy Equipment & Services – 1.0%
Baker Hughes Co.(a)	1,965	30,241

Investments	Shares	Value ($)
Equity Real Estate Investment Trusts (REITs) – 12.6%
Brixmor Property Group, Inc.(a)	2,349	$30,114
Gaming and Leisure Properties, Inc.	867	29,998
Host Hotels & Resorts, Inc.	2,766	29,845
Iron Mountain, Inc.(a)	1,155	30,145
Kimco Realty Corp.(a)	2,346	30,123
National Retail Properties, Inc.	843	29,910
Omega Healthcare Investors, Inc.	999	29,700
STORE Capital Corp.	1,254	29,858
Ventas, Inc.	822	30,102
VEREIT, Inc.	4,650	29,900
Vornado Realty Trust	783	29,918
Weyerhaeuser Co.	1,344	30,186
WP Carey, Inc.	444	30,037
		389,836
Food & Staples Retailing – 1.0%
Walgreens Boots Alliance, Inc.	714	30,266
Food Products – 1.0%
Kellogg Co.(a)	453	29,925
Gas Utilities – 2.0%
National Fuel Gas Co.	729	30,567
UGI Corp.	945	30,051
		60,618
Hotels, Restaurants & Leisure – 1.0%
Las Vegas Sands Corp.	660	30,056
Household Durables – 2.9%
Leggett & Platt, Inc.	855	30,053
Newell Brands, Inc.	1,899	30,156
Whirlpool Corp.	231	29,922
		90,131
Independent Power and Renewable Electricity Producers – 1.9%
AES Corp. (The)	2,076	30,081
NextEra Energy Partners LP	582	29,845
		59,926
Industrial Conglomerates – 1.0%
3M Co.	195	30,418
Insurance – 1.9%
Principal Financial Group, Inc.	723	30,034
Prudential Financial, Inc.	498	30,328
		60,362
IT Services – 1.9%
International Business Machines Corp.(a)	249	30,072
Western Union Co. (The)	1,383	29,900
		59,972
Leisure Products – 1.0%
Hasbro, Inc.(a)	405	30,355
Machinery – 1.0%
Crane Co.	504	29,968
Media – 1.9%
Interpublic Group of Cos., Inc. (The)(a)	1,749	30,013
Omnicom Group, Inc.	552	30,139
		60,152

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ Hedged Dividend Income Fund
Schedule of Investments
June 30, 2020
Investments	Shares	Value ($)
Metals & Mining – 1.9%
Nucor Corp.	729	$30,188
Steel Dynamics, Inc.	1,149	29,977
		60,165
Mortgage Real Estate Investment Trusts (REITs) – 1.9%
Blackstone Mortgage Trust, Inc., Class A(a)	1,245	29,992
Starwood Property Trust, Inc.	2,022	30,249
		60,241
Multi-Utilities – 4.9%
Consolidated Edison, Inc.(a)	420	30,211
Dominion Energy, Inc.	372	30,199
MDU Resources Group, Inc.	1,350	29,943
NorthWestern Corp.	549	29,931
Public Service Enterprise Group, Inc.	615	30,233
		150,517
Oil, Gas & Consumable Fuels – 9.9%
Chevron Corp.(a)	339	30,249
ConocoPhillips	723	30,380
Exxon Mobil Corp.	681	30,454
HollyFrontier Corp.(a)	1,053	30,747
Kinder Morgan, Inc.(a)	2,001	30,355
Marathon Petroleum Corp.	816	30,502
ONEOK, Inc.	915	30,396
Phillips 66	423	30,414
Valero Energy Corp.	519	30,528
Williams Cos., Inc. (The)	1,602	30,470
		304,495
Pharmaceuticals – 1.0%
Pfizer, Inc.	924	30,215
Professional Services – 1.0%
ManpowerGroup, Inc.	438	30,113
Semiconductors & Semiconductor Equipment – 1.0%
Broadcom, Inc.(a)	96	30,299
Specialty Retail – 1.0%
Foot Locker, Inc.(a)	1,029	30,006
Technology Hardware, Storage & Peripherals – 3.9%
Hewlett Packard Enterprise Co.(a)	3,099	30,153
HP, Inc.	1,731	30,171
NetApp, Inc.	672	29,817
Western Digital Corp.	681	30,066
		120,207
Textiles, Apparel & Luxury Goods – 1.9%
Hanesbrands, Inc.(a)	2,640	29,806
Ralph Lauren Corp.	414	30,023
		59,829
Thrifts & Mortgage Finance – 1.0%
New York Community Bancorp, Inc.	2,961	30,202
Tobacco – 1.9%
Altria Group, Inc.	768	30,144
Philip Morris International, Inc.	429	30,056
		60,200

Investments	Shares	Value ($)
Trading Companies & Distributors – 2.0%
MSC Industrial Direct Co., Inc., Class A	417	$30,362
Watsco, Inc.	171	30,387
		60,749
Total Common Stocks (Cost $3,032,646)		2,893,411
Master Limited Partnerships – 4.0%
Industrial Conglomerates – 1.0%
Icahn Enterprises LP	624	30,258
Oil, Gas & Consumable Fuels – 3.0%
Energy Transfer LP	4,254	30,289
Enterprise Products Partners LP(a)	1,683	30,580
Magellan Midstream Partners LP	711	30,694
		91,563
Total Master Limited Partnerships (Cost $141,956)		121,821
Total Long Positions (Cost $3,174,602)		3,015,232
Short Positions – (49.0)%
Common Stocks – (48.3)%
Aerospace & Defense – (0.5)%
Teledyne Technologies, Inc.*	(24)	(7,463)
TransDigm Group, Inc.	(18)	(7,957)
		(15,420)
Air Freight & Logistics – (0.3)%
XPO Logistics, Inc.*	(99)	(7,648)
Airlines – (0.2)%
United Airlines Holdings, Inc.*	(213)	(7,372)
Automobiles – (0.2)%
Tesla, Inc.*	(6)	(6,479)
Banks – (1.5)%
Commerce Bancshares, Inc.	(126)	(7,493)
First Citizens BancShares, Inc., Class A	(18)	(7,291)
First Financial Bankshares, Inc.	(261)	(7,540)
First Republic Bank	(69)	(7,313)
Pinnacle Financial Partners, Inc.	(177)	(7,432)
SVB Financial Group*	(36)	(7,759)
		(44,828)
Beverages – (0.5)%
Boston Beer Co., Inc. (The), Class A*	(15)	(8,050)
Monster Beverage Corp.*	(108)	(7,486)
		(15,536)
Building Products – (0.2)%
Trex Co., Inc.*	(57)	(7,414)
Capital Markets – (3.7)%
Affiliated Managers Group, Inc.	(102)	(7,605)
Cboe Global Markets, Inc.	(81)	(7,556)
E*TRADE Financial Corp.	(150)	(7,459)
FactSet Research Systems, Inc.	(24)	(7,883)
Hamilton Lane, Inc., Class A	(114)	(7,680)
Intercontinental Exchange, Inc.	(81)	(7,420)

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ Hedged Dividend Income Fund
Schedule of Investments
June 30, 2020
Investments	Shares	Value ($)
LPL Financial Holdings, Inc.	(96)	$(7,526)
MarketAxess Holdings, Inc.	(15)	(7,514)
Moody’s Corp.	(27)	(7,418)
Morningstar, Inc.	(54)	(7,612)
MSCI, Inc.	(24)	(8,012)
Nasdaq, Inc.	(63)	(7,527)
S&P Global, Inc.	(24)	(7,908)
SEI Investments Co.	(138)	(7,587)
Stifel Financial Corp.	(159)	(7,541)
		(114,248)
Chemicals – (1.0)%
Balchem Corp.	(78)	(7,399)
Ecolab, Inc.	(39)	(7,759)
Quaker Chemical Corp.	(39)	(7,241)
Sherwin-Williams Co. (The)	(12)	(6,934)
		(29,333)
Commercial Services & Supplies – (0.2)%
Copart, Inc.*	(90)	(7,494)
Construction & Engineering – (0.2)%
AECOM*	(201)	(7,554)
Construction Materials – (0.2)%
Eagle Materials, Inc.	(108)	(7,584)
Consumer Finance – (1.0)%
Credit Acceptance Corp.*	(18)	(7,542)
FirstCash, Inc.	(111)	(7,490)
LendingTree, Inc.*	(27)	(7,818)
SLM Corp.	(1,071)	(7,529)
		(30,379)
Containers & Packaging – (0.7)%
Ball Corp.	(108)	(7,505)
Berry Global Group, Inc.*	(168)	(7,446)
Crown Holdings, Inc.*	(114)	(7,425)
		(22,376)
Distributors – (0.2)%
LKQ Corp.*	(288)	(7,546)
Diversified Consumer Services – (0.5)%
Bright Horizons Family Solutions, Inc.*	(63)	(7,383)
Chegg, Inc.*	(111)	(7,466)
		(14,849)
Diversified Financial Services – (0.5)%
Berkshire Hathaway, Inc., Class B*	(42)	(7,498)
Voya Financial, Inc.	(162)	(7,557)
		(15,055)
Electric Utilities – (3.4)%
Alliant Energy Corp.	(183)	(8,755)
American Electric Power Co., Inc.	(108)	(8,601)
Entergy Corp.	(93)	(8,724)
Evergy, Inc.	(147)	(8,716)
Eversource Energy	(105)	(8,743)
Hawaiian Electric Industries, Inc.	(243)	(8,763)
IDACORP, Inc.	(99)	(8,650)
NextEra Energy, Inc.	(36)	(8,646)
NRG Energy, Inc.	(267)	(8,693)
PNM Resources, Inc.	(225)	(8,649)
Investments	Shares	Value ($)
Portland General Electric Co.	(207)	$(8,655)
Xcel Energy, Inc.	(138)	(8,625)
		(104,220)
Electrical Equipment – (0.3)%
Generac Holdings, Inc.*	(63)	(7,682)
Energy Equipment & Services – (0.7)%
Halliburton Co.	(774)	(10,047)
National Oilwell Varco, Inc.	(813)	(9,959)
		(20,006)
Entertainment – (0.5)%
Electronic Arts, Inc.*	(57)	(7,527)
Netflix, Inc.*	(15)	(6,825)
		(14,352)
Equity Real Estate Investment Trusts (REITs) – (1.2)%
American Homes 4 Rent, Class A	(279)	(7,505)
American Tower Corp.	(30)	(7,756)
Equinix, Inc.	(12)	(8,428)
Equity Commonwealth	(234)	(7,535)
SBA Communications Corp.	(24)	(7,150)
		(38,374)
Food & Staples Retailing – (1.0)%
BJ’s Wholesale Club Holdings, Inc.*	(201)	(7,491)
Grocery Outlet Holding Corp.*	(183)	(7,467)
Performance Food Group Co.*	(255)	(7,431)
US Foods Holding Corp.*	(378)	(7,454)
		(29,843)
Food Products – (1.0)%
Beyond Meat, Inc.*	(57)	(7,637)
Darling Ingredients, Inc.*	(303)	(7,460)
Hain Celestial Group, Inc. (The)*	(237)	(7,468)
Post Holdings, Inc.*	(87)	(7,623)
		(30,188)
Gas Utilities – (1.4)%
Atmos Energy Corp.	(87)	(8,663)
New Jersey Resources Corp.	(267)	(8,718)
ONE Gas, Inc.	(114)	(8,784)
Southwest Gas Holdings, Inc.	(126)	(8,700)
Spire, Inc.	(132)	(8,674)
		(43,539)
Health Care Equipment & Supplies – (0.7)%
Boston Scientific Corp.*	(213)	(7,478)
Edwards Lifesciences Corp.*	(108)	(7,464)
Intuitive Surgical, Inc.*	(12)	(6,838)
		(21,780)
Hotels, Restaurants & Leisure – (0.4)%
Chipotle Mexican Grill, Inc.*	(6)	(6,314)
Planet Fitness, Inc., Class A*	(123)	(7,450)
		(13,764)
Household Durables – (0.6)%
Mohawk Industries, Inc.*	(75)	(7,632)
NVR, Inc.*	(3)	(9,776)
		(17,408)

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ Hedged Dividend Income Fund
Schedule of Investments
June 30, 2020
Investments	Shares	Value ($)
Independent Power and Renewable Electricity Producers – (0.9)%
Clearway Energy, Inc.	(378)	$(8,717)
Ormat Technologies, Inc.	(138)	(8,761)
Vistra Energy Corp.	(468)	(8,714)
		(26,192)
Insurance – (3.2)%
Alleghany Corp.	(15)	(7,337)
Brighthouse Financial, Inc.*	(273)	(7,595)
Brown & Brown, Inc.	(186)	(7,581)
eHealth, Inc.*	(78)	(7,663)
Globe Life, Inc.	(102)	(7,571)
Kinsale Capital Group, Inc.	(48)	(7,450)
Loews Corp.	(219)	(7,509)
Markel Corp.*	(9)	(8,309)
Primerica, Inc.	(66)	(7,696)
Progressive Corp. (The)	(93)	(7,450)
RLI Corp.	(90)	(7,389)
Selective Insurance Group, Inc.	(144)	(7,595)
W R Berkley Corp.	(132)	(7,562)
		(98,707)
Interactive Media & Services – (0.8)%
Alphabet, Inc., Class A*	(6)	(8,508)
Facebook, Inc., Class A*	(33)	(7,493)
Snap, Inc., Class A*	(318)	(7,470)
		(23,471)
Internet & Direct Marketing Retail – (1.1)%
Amazon.com, Inc.*	(3)	(8,276)
Booking Holdings, Inc.*	(6)	(9,554)
Etsy, Inc.*	(69)	(7,330)
Wayfair, Inc., Class A*	(39)	(7,707)
		(32,867)
IT Services – (1.4)%
Fiserv, Inc.*	(78)	(7,614)
Okta, Inc.*	(36)	(7,208)
PayPal Holdings, Inc.*	(42)	(7,318)
Square, Inc., Class A*	(72)	(7,556)
Twilio, Inc., Class A*	(33)	(7,241)
VeriSign, Inc.*	(36)	(7,446)
		(44,383)
Leisure Products – (0.2)%
Peloton Interactive, Inc., Class A*	(129)	(7,452)
Life Sciences Tools & Services – (0.3)%
Illumina, Inc.*	(21)	(7,777)
Machinery – (0.2)%
Ingersoll Rand, Inc.*	(264)	(7,424)
Media – (0.5)%
Charter Communications, Inc., Class A*	(15)	(7,651)
Liberty Broadband Corp., Class C*	(60)	(7,437)
		(15,088)

Investments	Shares	Value ($)
Metals & Mining – (0.5)%
Newmont Corp.	(123)	$(7,594)
Royal Gold, Inc.	(60)	(7,459)
		(15,053)
Multiline Retail – (0.5)%
Dollar Tree, Inc.*	(81)	(7,507)
Ollie’s Bargain Outlet Holdings, Inc.*	(78)	(7,617)
		(15,124)
Multi-Utilities – (2.3)%
Ameren Corp.	(123)	(8,654)
Black Hills Corp.	(153)	(8,669)
CenterPoint Energy, Inc.	(468)	(8,738)
CMS Energy Corp.	(150)	(8,763)
DTE Energy Co.	(81)	(8,708)
NiSource, Inc.	(384)	(8,732)
Sempra Energy	(75)	(8,792)
WEC Energy Group, Inc.	(99)	(8,677)
		(69,733)
Oil, Gas & Consumable Fuels – (5.6)%
Apache Corp.	(747)	(10,084)
Cabot Oil & Gas Corp.	(588)	(10,102)
Cheniere Energy, Inc.*	(213)	(10,292)
Concho Resources, Inc.	(195)	(10,043)
Devon Energy Corp.	(891)	(10,104)
Diamondback Energy, Inc.	(240)	(10,037)
EOG Resources, Inc.	(198)	(10,031)
EQT Corp.	(867)	(10,317)
Equitrans Midstream Corp.	—(b)	(3)
Hess Corp.	(195)	(10,103)
Marathon Oil Corp.	(1,665)	(10,190)
Noble Energy, Inc.	(1,125)	(10,080)
Occidental Petroleum Corp.	(558)	(10,211)
Parsley Energy, Inc., Class A	(942)	(10,061)
Pioneer Natural Resources Co.	(102)	(9,965)
Targa Resources Corp.	(513)	(10,296)
Texas Pacific Land Trust	(18)	(10,704)
WPX Energy, Inc.*	(1,578)	(10,068)
		(172,691)
Professional Services – (0.2)%
CoStar Group, Inc.*	(9)	(6,396)
Real Estate Management & Development – (1.0)%
CBRE Group, Inc., Class A*	(168)	(7,597)
Howard Hughes Corp. (The)*	(144)	(7,481)
Jones Lang LaSalle, Inc.	(72)	(7,449)
Redfin Corp.*	(180)	(7,544)
		(30,071)
Road & Rail – (0.7)%
AMERCO	(24)	(7,253)
Lyft, Inc., Class A*	(225)	(7,427)
Uber Technologies, Inc.*	(243)	(7,552)
		(22,232)
Semiconductors & Semiconductor Equipment – (0.5)%
Advanced Micro Devices, Inc.*	(144)	(7,576)
Micron Technology, Inc.*	(147)	(7,573)
		(15,149)

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ Hedged Dividend Income Fund
Schedule of Investments
June 30, 2020
Investments	Shares	Value ($)
Software – (2.4)%
Adobe, Inc.*	(18)	$(7,835)
Autodesk, Inc.*	(30)	(7,176)
Cadence Design Systems, Inc.*	(78)	(7,485)
DocuSign, Inc.*	(42)	(7,233)
salesforce.com, Inc.*	(39)	(7,306)
ServiceNow, Inc.*	(18)	(7,291)
Splunk, Inc.*	(36)	(7,153)
Synopsys, Inc.*	(39)	(7,605)
Workday, Inc., Class A*	(39)	(7,307)
Zoom Video Communications, Inc., Class A*	(30)	(7,606)
		(73,997)
Specialty Retail – (1.7)%
AutoZone, Inc.*	(6)	(6,769)
Burlington Stores, Inc.*	(39)	(7,680)
CarMax, Inc.*	(84)	(7,522)
Five Below, Inc.*	(72)	(7,698)
Floor & Decor Holdings, Inc., Class A*	(132)	(7,610)
O’Reilly Automotive, Inc.*	(18)	(7,590)
Ulta Beauty, Inc.*	(36)	(7,323)
		(52,192)
Thrifts & Mortgage Finance – (0.2)%
Radian Group, Inc.	(483)	(7,491)
Trading Companies & Distributors – (0.2)%
United Rentals, Inc.*	(51)	(7,601)
Water Utilities – (0.9)%
American States Water Co.	(111)	(8,728)
American Water Works Co., Inc.	(69)	(8,877)
Essential Utilities, Inc.	(207)	(8,744)
		(26,349)

Investments	Shares	Value ($)
Wireless Telecommunication Services – (0.2)%
T-Mobile US, Inc.*	(72)	$(7,499)
Total Common Stocks (Proceeds $(1,603,739))		(1,487,210)
Master Limited Partnerships – (0.7)%
Oil, Gas & Consumable Fuels – (0.7)%
Plains All American Pipeline LP	(1,176)	(10,396)
Western Midstream Partners LP	(1,008)	(10,120)
Total Master Limited Partnerships (Proceeds $(17,926))		(20,516)
Total Short Positions (Proceeds $(1,621,665))		(1,507,726)
Total Investments – 48.9% (Cost $1,552,937)		1,507,506
Other Assets Less Liabilities – 51.1%		1,572,348
Net Assets – 100.0%		$3,079,854

*
Non-income producing security.

(a)
All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $772,407.

(b)
Amount represents less than one share.

As of June 30, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation	$162,598
Aggregate gross unrealized depreciation	(540,810)
Net unrealized depreciation	$(378,212)
Federal income tax cost of investments (including derivative contracts, if any)	$1,885,718

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ Global Infrastructure ETF
Schedule of Investments
June 30, 2020
Investments	Shares	Value ($)
COMMON STOCKS – 98.6%
Construction & Engineering – 4.8%
Vinci SA	1,219	$112,098
Diversified Telecommunication Services – 4.5%
Cellnex Telecom SA	389	23,675
China Tower Corp. Ltd., Class H	388,850	68,821
Infrastrutture Wireless Italiane SpA	1,276	12,778
		105,274
Electric Utilities – 12.6%
AusNet Services	7,744	8,933
Duke Energy Corp.	288	23,008
Edison International	440	23,896
EDP – Energias do Brasil SA	4,178	13,383
Elia Group SA/NV	88	9,542
Endesa SA	292	7,187
Eversource Energy	420	34,973
Fortis, Inc.	1,006	38,259
Mercury NZ Ltd.	3,842	11,639
OGE Energy Corp.	530	16,091
Power Assets Holdings Ltd.	2,848	15,466
Southern Co. (The)	605	31,369
SSE plc	986	16,648
Terna Rete Elettrica Nazionale SpA	2,704	18,565
Xcel Energy, Inc.	380	23,750
		292,709
Equity Real Estate Investment Trusts (REITs) – 23.2%
American Tower Corp.	889	229,842
Ascendas REIT	5,303	12,090
Crown Castle International Corp.	1,103	184,587
Digital Realty Trust, Inc.	71	10,090
Japan Logistics Fund, Inc.	5	13,574
SBA Communications Corp.	181	53,924
STAG Industrial, Inc.	798	23,397
Welltower, Inc.	219	11,333
		538,837
Gas Utilities – 4.1%
Atmos Energy Corp.	246	24,497
China Gas Holdings Ltd.	4,200	12,934
China Resources Gas Group Ltd.	2,426	11,806
Enagas SA	506	12,351
ENN Energy Holdings Ltd.	964	10,827
Hong Kong & China Gas Co. Ltd.	9,464	14,635
Spire, Inc.	120	7,885
		94,935
Independent Power and Renewable Electricity Producers – 0.8%
Capital Power Corp.	550	11,336
CGN Power Co. Ltd., Class H	37,802	7,819
		19,155
IT Services – 0.7%
GDS Holdings Ltd., ADR*	201	16,012
Machinery – 0.1%
Cargotec OYJ, Class B	126	2,920

Investments	Shares	Value ($)
Multi-Utilities – 13.6%
A2A SpA	6,104	$8,633
AGL Energy Ltd.	502	5,921
Consolidated Edison, Inc.	532	38,267
DTE Energy Co.	242	26,015
E.ON SE	1,698	19,090
National Grid plc	7,170	87,798
NorthWestern Corp.	234	12,758
REN – Redes Energeticas Nacionais SGPS SA	3,650	9,958
Sempra Energy	604	70,807
Veolia Environnement SA	430	9,658
WEC Energy Group, Inc.	297	26,032
		314,937
Oil, Gas & Consumable Fuels – 19.8%
Enbridge, Inc.	5,347	162,584
Kinder Morgan, Inc.	5,349	81,145
ONEOK, Inc.	582	19,334
Pembina Pipeline Corp.	1,622	40,550
TC Energy Corp.	2,276	97,236
Williams Cos., Inc. (The)	3,105	59,057
		459,906
Road & Rail – 2.2%
Canadian National Railway Co.	151	13,359
Kyushu Railway Co.	416	10,793
Union Pacific Corp.	153	25,868
		50,020
Transportation Infrastructure – 8.7%
Aena SME SA*	322	42,867
ASTM SpA*	563	12,882
Atlantia SpA*	498	7,987
Auckland International Airport Ltd.	2,354	9,959
COSCO SHIPPING Ports Ltd.	11,206	6,039
Flughafen Zurich AG (Registered)*	83	10,765
Grupo Aeroportuario del Pacifico SAB de CV, ADR	81	5,817
Jiangsu Expressway Co. Ltd., Class H	7,254	8,520
Shenzhen Expressway Co. Ltd., Class H	11,032	11,168
Sydney Airport	4,694	18,405
Transurban Group	5,522	53,923
Zhejiang Expressway Co. Ltd., Class H	18,000	12,768
		201,100
Water Utilities – 3.5%
American Water Works Co., Inc.	246	31,651
Guangdong Investment Ltd.	11,750	20,169
United Utilities Group plc	2,600	29,287
		81,107
TOTAL COMMON STOCKS (Cost $2,426,491)		2,289,010
EXCHANGE TRADED FUNDS – 1.0%
SPDR S&P Global Infrastructure ETF (Cost $28,802)	524	22,930

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ Global Infrastructure ETF
Schedule of Investments
June 30, 2020
Investments	Shares	Value ($)
MASTER LIMITED PARTNERSHIPS – 0.4%
Oil, Gas & Consumable Fuels – 0.4%
Energy Transfer LP (Cost $22,739)	1,522	$10,837
Total Investments – 100.0% (Cost $2,478,032)		2,322,777
Liabilities in excess of other assets – 0.0%		(537)
Net Assets – 100.0%		$2,322,240

*
Non-income producing security.

Abbreviations
ADR	American Depositary Receipt
OYJ	Public Limited Company
SPDR	Standard & Poor’s Depositary Receipt
As of June 30, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation	$157,964
Aggregate gross unrealized depreciation	(315,289)
Net unrealized depreciation	$(157,325)
Federal income tax cost of investments (including derivative contracts, if any)	$2,480,102
AGFiQ Global Infrastructure ETF invested, as a percentage of net assets, in the following countries as of June 30, 2020:
Australia	3.8%
Belgium	0.4%
Brazil	0.6%
Canada	15.6%
China	8.0%
Finland	0.1%
France	5.2%
Germany	0.8%
Hong Kong	1.3%
Italy	2.6%
Japan	1.1%
Mexico	0.3%
New Zealand	0.9%
Portugal	0.4%
Singapore	0.5%
Spain	3.7%
Switzerland	0.5%
United Kingdom	5.8%
United States	48.4%
Other(1)	0.0%(2)
100.0%

(1)
Includes any non-equity securities and net other assets (liabilities).

(2)
Represents less than 0.05% of net assets.

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ Dynamic Hedged U.S. Equity ETF
Schedule of Investments
June 30, 2020
Investments	Shares	Value ($)
EXCHANGE TRADED FUNDS – 84.8%
Communication Services Select Sector SPDR Fund	4,822	$260,581
Consumer Discretionary Select Sector SPDR Fund	840	107,276
Consumer Staples Select Sector SPDR Fund	4,561	267,457
Energy Select Sector SPDR Fund	293	11,090
Financial Select Sector SPDR Fund	12,713	294,179
Health Care Select Sector SPDR Fund	4,430	443,310
Industrial Select Sector SPDR Fund	1,669	114,660
Materials Select Sector SPDR Fund	2,080	117,208
Real Estate Select Sector SPDR Fund	1,892	65,861
Technology Select Sector SPDR Fund	5,579	582,950
Utilities Select Sector SPDR Fund	1,260	71,102
TOTAL EXCHANGE TRADED FUNDS (Cost $2,129,313)		2,335,674
Total Investments – 84.8% (Cost $2,129,313)		2,335,674
Other Assets Less Liabilities – 15.2%		419,179
Net Assets – 100.0%		$2,754,853
As of June 30, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation	$255,459
Aggregate gross unrealized depreciation	(49,216)
Net unrealized appreciation	$206,243
Federal income tax cost of investments (including derivative contracts, if any)	$2,129,431

Investment in a company which was affiliated for the year ended June 30, 2020, was as follows:
Security	Value June 30, 2019	Purchases at Cost	Sales Proceeds	Shares June 30, 2020	Value June 30, 2020	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Gain
AGFiQ U.S. Market Neutral Anti-Beta Fund	$494,146	$41,619	$631,049	—	$—	$5,747	$4,093	$89,537
See accompanying notes to the financial statements.

AGF Investments Trust
Statements of Assets and Liabilities
June 30, 2020
	AGFiQ U.S. Market Neutral Momentum Fund	AGFiQ U.S. Market Neutral Value Fund	AGFiQ U.S. Market Neutral Anti-Beta Fund	AGFiQ Hedged Dividend Income Fund
ASSETS
Investments in securities, at value(1)	$5,398,323	$682,359	$183,455,518	$3,015,232
Cash	1,337,367	234,895	29,302,961	43,569
Segregated cash balance with custodian for swap agreements (Note 2)	20,039	—	3,394,237	—
Segregated cash balance with broker for securities sold short (Note 2)	4,726,755	548,699	166,269,943	1,482,675
Unrealized appreciation on swap agreements	138,273	—	2,181,515	—
Receivables:
Securities sold	—	—	1,345,483	1,835,385
Dividends and interest	3,316	1,287	157,962	9,035
Receivable for capital shares issued	—	—	1,206,453	—
Investment adviser (Note 4)	13,668	13,969	—	13,167
Prepaid expenses	5,525	5,525	5,525	4,484
Total Assets	11,643,266	1,486,734	387,319,597	6,403,547
LIABILITIES
Securities sold short, at value(2)	5,726,401	688,937	192,873,479	1,507,726
Unrealized depreciation on swap agreements	50,558	24,202	—	—
Payables:
Securities purchased	413	—	1,286,725	1,726,849
Income distributions	—	—	—	38,655
Investment management fees	—	—	4,687	—
Trustees fees	618	118	21,835	459
Dividends on securities sold short	9,842	641	267,228	1,222
Accrued expenses and other liabilities	44,525	42,430	110,960	48,782
Total Liabilities	5,832,357	756,328	194,564,914	3,323,693
Net Assets	$5,810,909	$730,406	$192,754,683	$3,079,854
NET ASSETS CONSIST OF:
Paid-in capital	7,869,694	2,762,440	201,137,874	4,479,468
Distributable earnings (loss)	(2,058,785)	(2,032,034)	(8,383,191)	(1,399,614)
Net Assets	$5,810,909	$730,406	$192,754,683	$3,079,854
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets by the number of outstanding shares.
Shares Outstanding	200,000	50,000	7,950,000	150,000
Net Asset Value	$29.05	$14.61	$24.25	$20.53
(1) Investments in securities, at cost	$4,603,334	$831,553	$182,913,788	$3,174,602
(2) Securities sold short, proceeds	$5,577,053	$536,718	$202,736,152	$1,621,665
See accompanying notes to the financial statements.

AGF Investments Trust
Statements of Assets and Liabilities
June 30, 2020
	AGFiQ Global Infrastructure ETF	AGFiQ Dynamic Hedged U.S. Equity ETF
ASSETS
Investments in securities, at value(1)	$2,322,777	$2,335,674
Cash	32,473	448,907
Receivables:
Dividends and interest	9,639	—
Investment adviser (Note 4)	7,722	7,756
Foreign tax reclaims	1,767	—
Prepaid expenses	4,892	4,892
Total Assets	2,379,270	2,797,229
LIABILITIES
Payables:
Income distributions	13,887	—
Trustees fees	343	391
Accrued expenses and other liabilities	42,800	41,985
Total Liabilities	57,030	42,376
Net Assets	$2,322,240	$2,754,853
NET ASSETS CONSIST OF:
Paid-in capital	2,500,022	2,499,949
Distributable earnings (loss)	(177,782)	254,904
Net Assets	$2,322,240	$2,754,853
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets by the number of outstanding shares.
Shares Outstanding	100,001	100,001
Net Asset Value	$23.22	$27.55
(1) Investments in securities, at cost	$2,478,032	$2,129,313
See accompanying notes to the financial statements.

AGF Investments Trust
Statements of Operations
For the Year Ended June 30, 2020
	AGFiQ U.S. Market Neutral Momentum Fund	AGFiQ U.S. Market Neutral Value Fund	AGFiQ U.S. Market Neutral Anti-Beta Fund	AGFiQ Hedged Dividend Income Fund
INVESTMENT INCOME
Dividend income	$36,368	$22,324	$2,217,039	$198,418
Interest income on securities sold short	17,134	8,689	877,044	21,587
Foreign withholding tax on dividends	—	(6)	—	—
Total Investment Income	53,502	31,007	3,094,083	220,005
EXPENSES
Dividends on securities sold short	61,836	9,126	2,202,841	32,281
Investment management fees (Note 4)	14,337	4,664	570,422	19,050
Professional fees	55,099	53,312	207,951	60,154
Custody fees	5,800	2,442	16,271	3,510
Index fees	12,504	12,504	12,504	15,004
CCO fees	8,704	8,380	38,630	8,970
Treasurer fees	6,207	6,073	18,699	6,320
Listing fees	6,063	6,063	6,063	6,063
Accounting fees	30,362	30,362	31,020	30,362
Trustees fees	5,589	4,956	48,557	5,745
Administration fees (Note 5)	69,850	69,850	69,850	69,850
Other fees	8,552	8,461	34,123	9,017
Total Expenses before Adjustments	284,903	216,193	3,256,931	266,326
Less: waivers and/or reimbursements by Adviser (Note 4)	(202,602)	(200,226)	(484,176)	(215,032)
Total Expenses after Adjustments	82,301	15,967	2,772,755	51,294
Net Investment Income (Loss)	(28,799)	15,040	321,328	168,711
NET REALIZED GAIN (LOSS) FROM:
Transactions in Investment securities	(52,308)	(50,354)	(10,343,836)	(329,677)
In-kind redemptions of investments	129,964	—	2,026,001	10,969
Securities sold short	(151,493)	(92,529)	8,905,812	(185,050)
Expiration or closing of swap agreements	48,186	(36,959)	(284,701)	—
Net Realized Gain (Loss)	(25,651)	(179,842)	303,276	(503,758)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments in securities	694,056	(120,228)	(1,943,838)	(256,759)
Securities sold short	(440,469)	23,293	11,452,840	261,176
Swap agreements	11,657	3,600	1,562,379	—
Net Change in Unrealized Appreciation (Depreciation)	265,244	(93,335)	11,071,381	4,417
Net Realized and Unrealized Gain (Loss)	239,593	(273,177)	11,374,657	(499,341)
Net Increase (Decrease) in Net Assets Resulting from Operations	$210,794	$(258,137)	$11,695,985	$(330,630)
See accompanying notes to the financial statements.

AGF Investments Trust
Statements of Operations
For the Year Ended June 30, 2020
	AGFiQ Global Infrastructure ETF	AGFiQ Dynamic Hedged U.S. Equity ETF
INVESTMENT INCOME
Dividend income	$88,350	$45,314
Dividend income from affiliates	—	4,093
Foreign withholding tax on dividends	(6,508)	—
Total Investment Income	81,842	49,407
EXPENSES
Investment management fees (Note 4)	11,273	11,990
Professional fees	52,397	52,561
Custody fees	4,247	67
Index fees	5,009	5,009
CCO fees	8,698	8,736
Treasurer fees	6,205	6,222
Listing fees	1,306	1,306
Accounting fees	18,131	18,138
Trustees fees	5,407	5,474
Administration fees (Note 5)	43,088	43,096
Other fees	14,616	8,038
Total Expenses before Adjustments	170,377	160,637
Less: waivers and/or reimbursements by Adviser (Note 4)	(159,123)	(151,747)
Total Expenses after Adjustments	11,254	8,890
Net Investment Income (Loss)	70,588	40,517
NET REALIZED GAIN (LOSS) FROM:
Transactions in Investment securities of Affiliated Underlying Funds	—	89,537
Transactions in Investment securities	(36,615)	(52,098)
Settlement of forward foreign currency exchange contracts	(74)	—
Foreign currency transactions	(698)	—
Net Realized Gain (Loss)	(37,387)	37,439
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments in securities	(216,706)	142,325
Investments in Affiliated Underlying Funds	—	5,747
Translation of assets and liabilities denominated in foreign currencies	(102)	—
Net Change in Unrealized Appreciation (Depreciation)	(216,808)	148,072
Net Realized and Unrealized Gain (Loss)	(254,195)	185,511
Net Increase (Decrease) in Net Assets Resulting from Operations	$(183,607)	$226,028
See accompanying notes to the financial statements.

AGF Investments Trust
Statements of Changes in Net Assets
	AGFiQ U.S. Market Neutral Momentum Fund		AGFiQ U.S. Market Neutral Value Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
OPERATIONS
Net investment income (loss)	$(28,799)	$5,200	$15,040	$23,936
Net realized gain (loss)	(25,651)	506,486	(179,842)	(126,322)
Net change in unrealized appreciation (depreciation)	265,244	(472,650)	(93,335)	(59,288)
Net Increase (Decrease) in Net Assets Resulting from Operations	210,794	39,036	(258,137)	(161,674)
DISTRIBUTIONS
Distributable earnings	—	—	(22,169)	(8,604)
Total Distributions	—	—	(22,169)	(8,604)
CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	7,156,217	6,203,473	—	—
Cost of shares redeemed	(4,016,549)	(12,371,559)	—	—
Net Increase (Decrease) from Capital Transactions	3,139,668	(6,168,086)	—	—
Total Increase (Decrease) in Net Assets	3,350,462	(6,129,050)	(280,306)	(170,278)
NET ASSETS
Beginning of year	$2,460,447	$8,589,497	$1,010,712	$1,180,990
End of Year	$5,810,909	$2,460,447	$730,406	$1,010,712
SHARE TRANSACTIONS
Beginning of year	100,000	350,000	50,000	50,000
Shares issued in-kind	250,000	250,000	—	—
Shares redeemed	(100,000)	—	—	—
Shares redeemed in-kind	(50,000)	(500,000)	—	—
Shares Outstanding, End of Year	200,000	100,000	50,000	50,000

(1)
Capital transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 7 to the Financial Statements.

See accompanying notes to the financial statements.

AGF Investments Trust
Statements of Changes in Net Assets
	AGFiQ U.S. Market Neutral Anti-Beta Fund		AGFiQ Hedged Dividend Income Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
OPERATIONS
Net investment income (loss)	$321,328	$473,743	$168,711	$135,828
Net realized gain (loss)	303,276	(656,745)	(503,758)	(21,105)
Net change in unrealized appreciation (depreciation)	11,071,381	1,136,828	4,417	1,638
Net Increase (Decrease) in Net Assets Resulting from Operations	11,695,985	953,826	(330,630)	116,361
DISTRIBUTIONS
Distributable earnings	(1,077,142)	(128,640)	(196,558)	(117,526)
Tax return of capital	—	—	(16,969)	—
Total Distributions	(1,077,142)	(128,640)	(213,527)	(117,526)
CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	297,822,206	87,843,626	1,200,348	2,415,200
Cost of shares redeemed	(181,178,598)	(32,200,019)	(2,346,703)	—
Net Increase (Decrease) from Capital Transactions	116,643,608	55,643,607	(1,146,355)	2,415,200
Total Increase (Decrease) in Net Assets	127,262,451	56,468,793	(1,690,512)	2,414,035
NET ASSETS
Beginning of year	$65,492,232	$9,023,439	$4,770,366	$2,356,331
End of Year	$192,754,683	$65,492,232	$3,079,854	$4,770,366
SHARE TRANSACTIONS
Beginning of year	3,000,000	450,000	200,000	100,000
Shares issued	2,300,000	450,000	—	—
Shares issued in-kind	10,100,000	3,600,000	50,000	100,000
Shares redeemed	—	(50,000)	—	—
Shares redeemed in-kind	(7,450,000)	(1,450,000)	(100,000)	—
Shares Outstanding, End of Year	7,950,000	3,000,000	150,000	200,000

(1)
Capital transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 7 to the Financial Statements.

See accompanying notes to the financial statements.

AGF Investments Trust
Statements of Changes in Net Assets
	AGFiQ Global Infrastructure ETF		AGFiQ Dynamic Hedged U.S. Equity ETF
	Year Ended June 30, 2020	For the period 05/23/19* – 06/30/19	Year Ended June 30, 2020	For the period 05/23/19* – 06/30/19
OPERATIONS
Net investment income (loss)	$70,588	$14,311	$40,517	$8,896
Net realized gain (loss)	(37,387)	(1,186)	37,439	—
Net change in unrealized appreciation (depreciation)	(216,808)	61,500	148,072	58,289
Net Increase (Decrease) in Net Assets Resulting from Operations	(183,607)	74,625	226,028	67,185
DISTRIBUTIONS
Distributable earnings	(68,803)	—	(38,385)	—
Total Distributions	(68,803)	—	(38,385)	—
CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	—	2,500,025	—	2,500,025
Net Increase (Decrease) from Capital Transactions	—	2,500,025	—	2,500,025
Total Increase (Decrease) in Net Assets	(252,410)	2,574,650	187,643	2,567,210
NET ASSETS
Beginning of year	$2,574,650	$—	$2,567,210	$—
End of Year	$2,322,240	$2,574,650	$2,754,853	$2,567,210
SHARE TRANSACTIONS
Beginning of year	100,001	—	100,001	—
Shares issued	—	100,001	—	100,001
Shares Outstanding, End of Year	100,001	100,001	100,001	100,001

*
Commencement of investment operations.

(1)
Capital transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 7 to the Financial Statements.

See accompanying notes to the financial statements.

AGF Investments Trust
Financial Highlights for a share outstanding throughout the period
	PER SHARE OPERATING PERFORMANCE
	Investment Operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss)	Total investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Transaction fees(10)	Net asset value, end of period
AGFiQ U.S. Market Neutral Momentum Fund
Year ended June 30, 2020	$24.60	$(0.26)	$4.65	$4.39	$—	$—	$—	$—	$0.06	$29.05
Year ended June 30, 2019	24.54	0.02	—(9)	0.02(15)	—	—	—	—	0.04	24.60
Year ended June 30, 2018	22.41	(0.21)	2.34	2.13	—	—	—	—	—(9)	24.54
Year ended June 30, 2017	26.73	(0.21)	(4.12)	(4.33)(15)	—	—	—	—	0.01	22.41
Year ended June 30, 2016	24.99	(0.63)	2.37(8)	1.74	—	—	—	—	—	26.73
AGFiQ U.S. Market Neutral Value Fund
Year ended June 30, 2020	20.21	0.30	(5.46)	(5.16)	(0.44)	—	—	(0.44)	—	14.61
Year ended June 30, 2019	23.62	0.48	(3.72)	(3.24)	(0.17)	—	—	(0.17)	—	20.21
Year ended June 30, 2018	25.99	0.16	(2.53)	(2.37)	—	—	—	—	—	23.62
Year ended June 30, 2017	23.42	(0.04)	2.60	2.56(15)	—	—	—	—	0.01	25.99
Year ended June 30, 2016	25.96	(0.24)	(2.30)	(2.54)	—	—	—	—	—	23.42
AGFiQ U.S. Market Neutral Anti-Beta Fund
Year ended June 30, 2020	21.83	0.06	2.52	2.58	(0.20)	—	—	(0.20)	0.04	24.25
Year ended June 30, 2019	20.05	0.31	1.52	1.83(15)	(0.09)	—	—	(0.09)	0.04	21.83
Year ended June 30, 2018	20.00	0.18	(0.13)	0.05	—	—	—	—	—	20.05
Year ended June 30, 2017	23.30	(0.02)	(3.30)	(3.32)(15)	—	—	—	—	0.02	20.00
Year ended June 30, 2016	19.34	(0.13)	4.09(8)	3.96	—	—	—	—	—	23.30
AGFiQ Hedged Dividend Income Fund
Year ended June 30, 2020	23.85	0.93	(3.04)	(2.11)	(1.10)	—	(0.11)	(1.21)	—(9)	20.53
Year ended June 30, 2019	23.56	1.00	0.16	1.16	(0.87)	—	—	(0.87)	—(9)	23.85
Year ended June 30, 2018	25.41	0.90	(0.99)	(0.09)	(1.19)	(0.57)	—	(1.76)	—	23.56
Year ended June 30, 2017	25.43	1.04	0.44(8)	1.48(15)	(0.91)	(0.60)	—	(1.51)	0.01	25.41
Year ended June 30, 2016	23.87	0.86	1.93	2.79	(0.83)	(0.40)	—	(1.23)	—	25.43
AGFiQ Global Infrastructure ETF
Year ended June 30, 2020	25.75	0.71	(2.55)	(1.84)	(0.69)	—(9)	—	(0.69)	—	23.22
For the period 05/23/19* – 06/30/19	25.00	0.14	0.61	0.75	—	—	—	—	—	25.75
AGFiQ Dynamic Hedged U.S. Equity ETF
Year ended June 30, 2020	25.67	0.41	1.85	2.26	(0.31)	(0.07)	—	(0.38)	—	27.55
For the period 05/23/19* – 06/30/19	25.00	0.09	0.58	0.67	—	—	—	—	—	25.67

*
Commencement of investment operations.

(1)
Net investment income (loss) per share is based on average shares outstanding.

(2)
Annualized for periods less than one year.

(3)
Not annualized for periods less than one year.

(4)
Had certain expenses not been waived/reimbursed during the periods, if applicable, total returns would have been lower.

(5)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.

(6)
Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. The market value is determined by the mid point of the bid/ask spread at 4:00 p.m. from the NYSE Arca, Inc. Exchange. Market value returns may vary from net asset value returns.

(7)
In-kind transactions are not included in portfolio turnover calculations.

(8)
The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(9)
Per share amount is less than $0.01.

(10)
Includes transaction fees associated with the issuance and redemption of Creation Units.

(11)
This ratio reflects the exclusion of large, non-recurring dividends (special dividends) recognized by the Funds during each period. If a special dividend was received during a period, this ratio will be lower than the net investment income (loss) per share ratio presented for the same period herein.

(12)
This ratio reflects the exclusion of large, non-recurring dividends (special dividends)recognized by the Funds during the period. If a special dividend was received during a period, this ratio will be lower than the net investment income (loss) of average net assets ratio presented for the same period herein.

(13)
The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(14)
The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not reflect the indirect expenses of the underlying non-affiliated Funds in which it invests. Additionally, the Adviser has contractually agreed to waive the management fee charged to a Fund to the extent of the amount of any acquired fund fees and expenses incurred by the Fund that are attributable to the management fee paid to the Adviser (or an affiliated person of the Adviser) by an underlying fund in which the Fund invests. If the ratio had included these affiliated indirect expenses, the ratio would have been higher.

(15)
Due to certain Financial Highlight presentation reclassifications, these amounts may differ from what was presented in previous shareholder reports.

See accompanying notes to the financial statements

RATIOS/SUPPLEMENTAL DATA
Ratios to Average Net Assets of(2)							Total Return(3)(4)
Expenses, after waivers and/or reimbursements and before securities sold short	Expenses, after waivers and/or reimbursements and securities sold short	Expenses, before waivers and/or reimbursements and after securities sold short	Net investment income (loss)	Net investment income (loss), before waivers	Net investment income (loss) net of reimbursements excluding special dividends(11)	Net investment income (loss) per share excluding special dividends(12)	Net asset value(5)	Market value(6)	Portfolio turnover rate (excluding short sales)(3)(7)	Portfolio turnover rate (including short sales)(3)(7)	Ending net assets (thousands)

0.70%	2.83%	9.79%	(0.99)%	(7.95)%	(0.99)%	$(0.26)	18.09%	17.44%	132%	391%	$5,811
0.75	2.62	6.23	0.08	(3.53)	0.08	0.02	0.24	0.29	137	384	2,460
0.75	1.88	5.81	(0.82)	(4.76)	(0.82)	(0.21)	9.50	9.41	184	402	8,589
0.99	2.31	10.55	(0.90)	(9.14)	(1.02)	(0.24)	(16.16)	(16.12)	172	380	2,241
1.49	3.67	7.77	(2.34)	(6.44)	(2.37)	(0.63)	6.96	7.01	210	647	4,009

0.73	1.70	23.08	1.61	(19.77)	1.61	$0.30	(26.21)	(25.47)	58	122	730
0.75	1.91	24.39	2.16	(20.32)	2.16	0.48	(13.77)	(13.73)	59	123	1,011
0.75	1.12	18.34	0.63	(16.60)	0.61	0.15	(9.12)	(9.19)	81	152	1,181
0.97	2.09	12.00	(0.15)	(10.06)	(0.15)	(0.04)	10.97	11.11	79	246	1,300
1.49	3.05	10.14	(0.95)	(8.03)	(0.97)	(0.24)	(9.78)	(10.38)	95	195	2,342

0.45	2.19	2.57	0.25	(0.13)	0.25	$0.06	12.07	11.99	144	483	192,755
0.50	2.16	2.94	1.45	0.67	1.42	0.30	9.30	9.66	116	341	65,492
0.75	1.06	3.39	0.93	(1.41)	0.93	0.18	0.25	0.20	166	347	9,023
0.84	2.02	3.60	(0.07)	(1.66)	(0.17)	(0.04)	(14.16)	(14.16)	98	273	10,000
0.99	2.71	3.13	(0.61)	(1.03)	(0.84)	(0.18)	20.48	20.48	168	974	26,793

0.45	1.21	6.30	3.99	(1.10)	3.99	$0.93	(9.10)	(9.42)	127	187	3,080
0.55	1.16	8.99	4.17	(3.66)	4.15	1.00	5.02	5.28	132	185	4,770
0.75	1.00	3.98	3.60	0.62	3.53	0.88	(0.26)	(0.39)	100	141	2,356
0.79	1.16	3.73	4.04	1.47	4.04	1.04	5.88	6.05	108	168	11,434
0.99	1.75	5.31	3.61	0.06	3.60	0.85	12.21	11.84	130	192	3,815

0.45(13)	0.45(13)	6.81(13)	2.82	(3.54)	2.82	$0.71	(7.32)	(6.76)	32	32	2,322
0.45(13)	0.45(13)	16.91(13)	5.28	(11.19)	5.28	0.14	3.00	3.00	—	—	2,575

0.33(14)	0.33(14)	6.04(14)	1.52	(4.18)	1.52	$0.41	8.81	8.30	31	31	2,755
0.36(14)	0.36(14)	15.05(14)	3.30	(11.38)	3.30	0.09	2.68	2.72	—	—	2,567
See accompanying notes to the financial statements

AGF Investments Trust
Notes to Financial Statements
June 30, 2020
1. Organization
AGF Investments Trust (formerly known as FQF Trust) (the “Trust”), a Delaware statutory trust, was formed on November 19, 2009. The Trust consists of 8 funds, 6 of which are presented herein, the AGFiQ Funds: AGFiQ U.S. Market Neutral Momentum Fund, AGFiQ U.S. Market Neutral Value Fund, AGFiQ U.S. Market Neutral Anti-Beta Fund, AGFiQ Hedged Dividend Income Fund, AGFiQ Global Infrastructure ETF, and AGFiQ Dynamic Hedged U.S. Equity ETF (each, a “Fund”; collectively, the “Funds”). The remaining 2 funds are presented in a separate report. AGF Investments LLC (the “Adviser”) is the investment adviser to each Fund. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The AGFiQ U.S. Market Neutral Size Fund ceased trading on the NYSE Arca, Inc. (“NYSE Arca”) and was closed for purchase by investors as of the close of regular trading on NYSE Arca on December 13, 2019. The final liquidating distribution was paid to shareholders on December 30, 2019 to complete the liquidation of the Fund.
The investment objective of each of AGFiQ U.S. Market Neutral Momentum Fund, AGFiQ U.S. Market Neutral Value Fund, AGFiQ U.S. Market Neutral Anti-Beta Fund, and AGFiQ Hedged Dividend Income Fund (collectively, the “Target Index Funds”) is to provide performance results that correspond to the price and yield performance, before fees and expenses, of a specified benchmark index (each, a “Target Index”). The AGFiQ Global Infrastructure ETF seeks to achieve its investment objective by investing, under normal circumstances in securities of infrastructure-related companies located throughout the world, including the U.S. and infrastructure-related investments. The AGFiQ Dynamic Hedged U.S. Equity ETF will operate as a “fund-of-funds” by investing primarily in sector-based ETFs and other ETFs. Each Fund is classified as a “diversified” Fund within the meaning of the 1940 Act. There can be no assurance that the Funds will achieve their respective investment objectives.
2. Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities.
Investment Valuation
The NAV of each Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern Time. NAV per share is computed by dividing a Fund’s net assets (i.e. total assets, less liabilities) by the number of shares it has outstanding.
The value of each Fund’s securities held long and securities held short is based on such securities’ closing price on local markets when available. Such valuations would typically be categorized as Level 1 in the fair value hierarchy described below. If a security’s market price is not readily available, or if the value of a security the Funds hold has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets or exchanges on which the security is traded, the security will be fair valued by Pricing Procedures the Funds’ Valuation Committee adheres to in accordance with the Trust’s procedures which were approved by the Board of Trustees (the “Trustees”).
Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a Fund’s security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy described below. Fair value pricing involves subjective judgments and

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2020
it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of such security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Target Index. This may adversely affect a Fund’s ability to track its Target Index. Securities of non-exchange traded and exchange traded investment companies are valued at their NAV and market value, respectively.
Generally, each Fund prices, except AGFiQ Global Infrastructure ETF and AGFiQ Dynamic Hedged U.S. Equity ETF (the “Active ETFs”), its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security is closed or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing source approved by the Trustees) and records the change in value, if any, as unrealized gain or loss. Such valuations would typically be categorized as Level 2 in the fair value hierarchy described below. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
The Funds disclose the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Funds (observable inputs) and (2) the Funds’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:
•
Level 1 — Quoted prices in active markets for identical assets.

•
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the valuations as of June 30, 2020 for each Fund based upon the three levels defined above:
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
AGFiQ U.S. Market Neutral Momentum Fund
Investments
Assets
Common Stocks*	$5,398,279	$—	$—	$5,398,279
Rights	44	—	—	44
Liabilities
Common Stocks*	$(5,696,281)	$—	$—	$(5,696,281)
Master Limited Partnerships	(30,120)	—	—	(30,120)
Total Investments	$(328,078)	$—	$—	$(328,078)
Other Financial Instruments
Assets
Swap Agreements**	$—	$138,273	$—	$138,273
Liabilities
Swap Agreements**	$—	$(50,558)	$—	$(50,558)
Total Other Financial Instruments	$—	$87,715	$—	$87,715

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2020
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
AGFiQ U.S. Market Neutral Value Fund
Investments
Assets
Common Stocks*	$682,359	$—	$—	$682,359
Liabilities
Common Stocks*	$(688,937)	$—	$—	$(688,937)
Total Investments	$(6,578)	$—	$—	$(6,578)
Other Financial Instruments
Liabilities
Swap Agreements**	$—	$(24,202)	$—	$(24,202)
Total Other Financial Instruments	$—	$(24,202)	$—	$(24,202)
AGFiQ U.S. Market Neutral Anti-Beta Fund
Investments
Assets
Common Stocks*	$183,455,518	$—	$—	$183,455,518
Liabilities
Common Stocks*	$(192,859,911)	$—	$—	$(192,859,911)
Exchange Traded Funds	(13,568)	—	—	(13,568)
Total Investments	$(9,417,961)	$—	$—	$(9,417,961)
Other Financial Instruments
Assets
Swap Agreements**	$—	$2,181,515	$—	$2,181,515
Total Other Financial Instruments	$—	$2,181,515	$—	$2,181,515
AGFiQ Hedged Dividend Income Fund
Investments
Assets
Common Stocks*	$2,893,411	$—	$—	$2,893,411
Master Limited Partnerships	121,821	—	—	121,821
Liabilities
Common Stocks*	$(1,487,210)	$—	$—	$(1,487,210)
Master Limited Partnerships	(20,516)	—	—	(20,516)
Total Investments	$1,507,506	$—	$—	$1,507,506

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2020
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
AGFiQ Global Infrastructure ETF
Investments
Common Stocks
Construction & Engineering	$—	$112,098	$—	$112,098
Diversified Telecommunication Services	—	105,274	—	105,274
Electric Utilities	204,729	87,980	—	292,709
Equity Real Estate Investment Trusts (REITs)	513,173	25,664	—	538,837
Gas Utilities	32,382	62,553	—	94,935
Independent Power and Renewable Electricity Producers	11,336	7,819	—	19,155
Machinery	—	2,920	—	2,920
Multi-Utilities	173,879	141,058	—	314,937
Road & Rail	39,227	10,793	—	50,020
Transportation Infrastructure	5,817	195,283	—	201,100
Water Utilities	31,651	49,456	—	81,107
Other*	475,918	—	—	475,918
Exchange Traded Funds	22,930	—	—	22,930
Master Limited Partnerships	10,837	—	—	10,837
Total Investments	$1,521,879	$800,898	$—	$2,322,777
AGFiQ Dynamic Hedged U.S. Equity ETF
Investments
Exchange Traded Funds	$2,335,674	$—	$—	$2,335,674
Total Investments	$2,335,674	$—	$—	$2,335,674

*
See Schedules of Investments for segregation by industry type.

**
The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives.
The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to a Fund’s NAV than the uncertainties surrounding inputs for a non-derivative security with the same market value.

Real Estate Investment Trusts (“REITs”)
Each Fund, except AGFiQ Dynamic Hedged U.S. Equity ETF, may invest in REITs. Equity REITs invest primarily in real property while mortgage REITs make construction, development and long term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for tax free income status under the Internal Revenue Code of 1986 and failing to be exempt from registration as a registered investment company under the 1940 Act.
Distributions from REIT investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT’s fiscal year end. The Funds record the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Funds may be subsequently revised based on information received from the REITs after their tax reporting periods have concluded.
Foreign Currency Translation
The books and records of the AGFiQ Global Infrastructure ETF are maintained in U.S. dollars. The Fund’s assets and liabilities in foreign currencies are translated into U.S. dollars at the prevailing exchange rate at the valuation date. Transactions denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2020
on the date of the transaction. The Fund’s income earned and expense incurred in foreign denominated currencies are translated into U.S. dollars at the prevailing exchange rate on the date of such activity.
The AGFiQ Global Infrastructure ETF does not isolate that portion of the results of operations arising from changes in the foreign exchange rates on investments and derivatives from the fluctuations that result from changes in the market prices of investments and derivatives held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) on investments in securities and derivatives and net change in unrealized appreciation (depreciation) on investment securities and derivatives on the Statement of Operations.
Net realized gains (losses) on foreign currency transactions reported on the Statement of Operations arise from sales of foreign currency, realized currency gains or losses, including foreign exchange contracts, between the trade and settlement dates on securities transactions and the difference in the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net changes in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies reported on the Statement of Operations arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.
Short Sales
Each Fund, except the Active ETFs, enters into short sales. A short sale is a transaction in which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, a Fund is required to repay the lender any dividends it receives, or interest which accrues, during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.
A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund closes out the short sale. A Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay, if any, in connection with a short sale. Short sales may be subject to unlimited losses as the price of a security can rise infinitely.
Whenever a Fund engages in short sales, it earmarks or segregates liquid securities or cash in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale (other than the proceeds of the short sale), equals the current market value of the security sold short. The earmarked or segregated assets are marked-to-market daily and cannot be sold or liquidated unless replaced with liquid assets of equal value.
Funds may not be able to borrow stocks that are short positions in a Target Index as their supply may be insufficient or the cost to borrow may be prohibitively expensive due to market or stock specific conditions. Under such circumstances, the Funds may not achieve their investment objectives.
Swap Agreements
Each Fund, except the Active ETFs, may enter into swap agreements. Certain Funds currently enter into equity or equity index swap agreements for purposes of attempting to gain exposure to an index or group of securities without actually purchasing those securities. Although some swap agreements may be exchange-traded, others are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. Most, if not all, swap agreements entered into by the Funds will be two-party contracts. In connection with the Funds’ positions in a swaps contract, each Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. In such a standard “swap” transaction, two parties agree to exchange the returns

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2020
(or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or group of securities. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.
A Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. On a long swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks.
A Fund agrees to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement will generally be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. As a trading technique, the Adviser may substitute physical securities with a swap agreement having risk characteristics substantially similar to the underlying securities.
Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate value at least equal to such accrued excess, will be earmarked or segregated by a Fund’s custodian; this cash and liquid assets cannot be sold unless replaced with cash or liquid assets of equal value. Inasmuch as these transactions are entered into for hedging purposes or are offset by earmarked or segregated cash or liquid assets, as permitted by applicable law, these transactions will not be construed to constitute senior securities within the meaning of the 1940 Act, and will not be subject to a Fund’s borrowing restrictions.
The swap market has grown substantially in recent periods with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the OTC market. The Adviser, under the oversight of the Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swap agreements.
In the normal course of business, a Fund enters into International Swaps and Derivatives Association (“ISDA”) agreements with certain counterparties for derivative transactions. These agreements contain among other conditions, events of default and termination events, and various covenants and representations. Certain of the Funds’ ISDA agreements contain provisions that require the Funds to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Funds’ NAV over specific periods of time, which may or may not be exclusive of redemptions. If the Funds were to trigger such provisions and have open derivative positions at that time, counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the Funds will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts.

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2020
The Funds noted below used swap contracts to simulate full investment in each respective Fund’s Target Index. The following represents the average monthly outstanding swap contracts for the year ended June 30, 2020:
Fund	Average Contract Long	Average Contract Short
AGFiQ U.S. Market Neutral Momentum Fund	$330,077	$(257,118)
AGFiQ U.S. Market Neutral Value Fund	107,842	(133,183)
AGFiQ U.S. Market Neutral Anti-Beta Fund	14,165,916	(12,417,767)
The following table indicates the location of derivative-related items on the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations for the year ended June 30, 2020:
Fair Value of Derivative Instruments as of June 30, 2020
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Location	Assets Value	Liabilities Value
	Swap agreements	Statements of Assets and Liabilities
AGFiQ U.S. Market Neutral Momentum Fund			$138,273	$50,558
AGFiQ U.S. Market Neutral Value Fund			—	24,202
AGFiQ U.S. Market Neutral Anti-Beta Fund			2,181,515	—
The Effect of Derivative Instruments on the Statements of Operations as of June 30, 2020
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
	Swap agreements
AGFiQ U.S. Market Neutral Momentum Fund		$48,186	$11,657
AGFiQ U.S. Market Neutral Value Fund		(36,959)	3,600
AGFiQ U.S. Market Neutral Anti-Beta Fund		(284,701)	1,562,379
Expenses
Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.
Taxes and Distributions
Each of the Funds intends to qualify (or continue to qualify) as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its net investment income and net capital gains to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.
As of June 30, 2020 (the Funds’ tax year end), management of the Funds has reviewed the open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. On an ongoing basis, management will monitor the tax positions taken to determine if adjustment to conclusions are necessary based on factors including but not limited to further implementation on guidance expected from FASB and ongoing analysis of tax law, regulation, and interpretations thereof.
Distributions to shareholders from net investment income, if any, are distributed annually. Dividends may be declared and paid more frequently to improve a Fund’s tracking to its Target Index or to comply with the distribution requirements of the Internal Revenue Code. Net capital gains are distributed at least annually.

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2020
The tax character of distributions paid may differ from the character of distributions shown on the Financial Highlights due to short-term capital gains being treated as ordinary income for tax purposes.
The tax character of the distributions paid for the tax years ended June 30, 2020 and 2019 were as follows:
	Year Ended June 30, 2020				Year Ended June 30, 2019
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Net Long Term Capital Gains	Tax Return of Capital	Total Distributions	Distributions Paid from Ordinary Income	Distributions Paid from Net Long Term Capital Gains	Tax Return of Capital	Total Distributions
AGFiQ U.S. Market Neutral Momentum Fund	$—	$—	$—	$—	$—	$—	$—	$—
AGFiQ U.S. Market Neutral Value Fund	22,169	—	—	22,169	8,604	—	—	8,604
AGFiQ U.S. Market Neutral Anti-Beta Fund	1,077,142	—	—	1,077,142	128,640	—	—	128,640
AGFiQ Hedged Dividend Income Fund	196,558	—	16,969	213,527	117,526	—	—	117,526
AGFiQ Global Infrastructure ETF	68,765	38	—	68,803	—	—	—	—
AGFiQ Dynamic Hedged U.S. Equity ETF	38,385	—	—	38,385	—	—	—	—
As of June 30, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*
AGFiQ U.S. Market Neutral Momentum Fund	$—	$—	$(2,747,089)	$688,304
AGFiQ U.S. Market Neutral Value Fund	14,912	—	(1,717,634)	(329,312)
AGFiQ U.S. Market Neutral Anti-Beta Fund	—	—	(14,137,303)	5,754,112
AGFiQ Hedged Dividend Income Fund	—	—	(1,018,506)	(381,108)
AGFiQ Global Infrastructure ETF	11,757	—	(32,161)	(157,378)
AGFiQ Dynamic Hedged U.S. Equity ETF	48,661	—	—	206,243

*
The differences between the book and tax basis unrealized appreciation (depreciation) is attributable to tax deferral of losses on wash sales, loss deferrals on unsettled short sales, non-taxable special dividends, Passive Foreign Investment Company, and investments in partnerships.

Permanent differences, primarily due to gain (loss) on in-kind redemptions, foreign currency gains/(losses), swaps, dividend expense for securities sold short, non-taxable special dividends, net operating loss, investments in partnerships, tax return of capital, distribution reclassifications, non-deductible excise tax paid, and distributions from investments in real estate investment trusts as of June 30, 2020, among the Funds’ components of net assets.
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period; however, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry on expiration date. Post-enactment capital loss carry forwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous law. For the tax year ended June 30, 2020, the following Funds had available capital loss carryforwards to offset future net capital gains to the extent provided by regulations and utilized capital loss carryforwards to offset net capital gains:

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2020
Fund	Capital Loss Carryforwards	Utilized Capital Loss Carryforwards
AGFiQ U.S. Market Neutral Momentum Fund	$2,577,489	$—
AGFiQ U.S. Market Neutral Value Fund	1,569,998	—
AGFiQ U.S. Market Neutral Anti-Beta Fund	13,139,933	3,588,975
AGFiQ Hedged Dividend Income Fund	785,443	—
AGFiQ Global Infrastructure ETF	6,854	—
AGFiQ Dynamic Hedged U.S. Equity ETF	—	—
Under current tax rules, Regulated Investment Companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of June 30, 2020, the following Funds will elect to treat the following late-year ordinary losses and post-October capital losses as arising on July 1, 2020:
Fund	Ordinary Late Year Loss Deferrals	Post-October Capital Losses	Total
AGFiQ U.S. Market Neutral Momentum Fund	$21,911	$147,689	$169,600
AGFiQ U.S. Market Neutral Value Fund	—	147,636	147,636
AGFiQ U.S. Market Neutral Anti-Beta Fund	215,613	781,757	997,370
AGFiQ Hedged Dividend Income Fund	33,784	199,279	233,063
AGFiQ Global Infrastructure ETF	—	25,307	25,307
AGFiQ Dynamic Hedged U.S. Equity ETF	—	—	—
3. Investment Transactions and Related Income
Throughout the reporting period, investment transactions are accounted for one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts. Dividend income, net of any applicable foreign withholding taxes, is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Large, non-recurring dividends recognized by the Funds are presented separately on the Statements of Operations as “Special Dividends” and the impact of these dividends is presented in the Financial Highlights. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.
4. Investment Management Fees
Pursuant to the Advisory Agreement (“Advisory Agreement”), the Adviser manages the investment and reinvestment of the Funds’ assets and administers the affairs of the Funds under the oversight of the Board. Pursuant to the Advisory Agreement, the AGFiQ U.S. Market Neutral Momentum Fund, AGFiQ U.S. Market Neutral Value Fund, AGFiQ U.S. Market Neutral Anti-Beta Fund, AGFiQ Hedged Dividend Income Fund, AGFiQ Global Infrastructure ETF, and AGFiQ Dynamic Hedged U.S. Equity ETF each pay the Adviser a management fee for its services payable on a monthly basis at the annual rate of 0.45% of the Fund’s average daily net assets.
Effective June 1, 2020 the management fees for the AGFiQ U.S. Market Neutral Momentum Fund and AGFiQ U.S. Market Neutral Value Fund were reduced to the annual rate of 0.45% of the Fund’s average daily net assets. Prior to June 1, 2020, the AGFiQ U.S. Market Neutral Momentum Fund and AGFiQ U.S. Market Neutral Value Fund management fees were 0.50% of the Fund’s average daily net assets.
The Adviser has contractually agreed to waive the fees and reimburse expenses of each Target Index Fund until at least November 1, 2020, and each Active ETF until November 1, 2022, so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses (“AFFE”), and extraordinary expenses) (“Operating Expenses”) are limited to 0.45% of average daily net assets for each of the AGFiQ U.S. Market Neutral Momentum Fund, AGFiQ U.S. Market Neutral Value Fund, AGFiQ U.S. Market Neutral Anti-Beta Fund, AGFiQ Hedged Dividend Income Fund, AGFiQ Global Infrastructure

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2020
ETF, and AGFiQ Dynamic Hedged U.S. Equity ETF (collectively, the “Expense Caps”). Additionally, in order to prevent shareholders from incurring duplicative management fees, the Adviser has contractually agreed to waive the management fee charged to a Fund to the extent of the amount of any acquired fund fees and expenses incurred by the Fund that are attributable to the management fee paid to the Adviser (or an affiliated person of the Adviser) by an underlying fund in which the Fund invests. AFFE are expenses incurred indirectly by the Fund through its ownership of share in other investment companies. Because AFFE are not direct expenses of the Fund, they are not reflected on the Funds’ financial statements. This undertaking can only be changed with the approval of the Trustees.
Effective June 1, 2020 the expense caps for the AGFiQ U.S. Market Neutral Momentum Fund and AGFiQ U.S. Market Neutral Value Fund were reduced to 0.45% of the Fund’s average daily net assets. Prior to June 1, 2020, the AGFiQ U.S. Market Neutral Momentum Fund and AGFiQ U.S. Market Neutral Value Fund expense caps were 0.75% of each Fund’s average daily net assets.
For the year ended June 30, 2020, management fee waivers and expense reimbursements were as follows:
Fund	Management Fees Waived	Expense Reimbursements
AGFiQ U.S. Market Neutral Momentum Fund	$14,337	$188,265
AGFiQ U.S. Market Neutral Value Fund	4,664	195,562
AGFiQ U.S. Market Neutral Anti-Beta Fund	484,176	—
AGFiQ Hedged Dividend Income Fund	19,050	195,982
AGFiQ Global Infrastructure ETF	11,273	147,850
AGFiQ Dynamic Hedged U.S. Equity ETF	11,990	139,757
Each Fund has agreed that it will repay the Adviser for fees and expenses forgone or reimbursed for the Fund pursuant to the contractual expense limitation described above. Such repayment would increase a Fund’s expenses, and would appear on the Statements of Operations as “Repayment of prior expenses waived and/or reimbursed by the Adviser.” However, repayment would only occur up to the point of each Fund’s expense cap.
Any such repayment must be made within three years from the date the expense was borne by the Adviser. Any such repayment made under any prior expense cap cannot cause the Fund’s Operating Expenses to exceed the lower of 0.45% of average daily net assets for the AGFiQ U.S. Market Neutral Momentum Fund, AGFiQ U.S. Market Neutral Value Fund, AGFiQ U.S. Market Neutral Anti-Beta Fund, AGFiQ Hedged Dividend Income Fund, AGFiQ Global Infrastructure ETF, and AGFiQ Dynamic Hedged U.S. Equity ETF or the annual rate of daily net assets for the Fund under the terms of a prior expense cap. For the year ended June 30, 2020, none of the Funds repaid expenses to the Adviser.
As of June 30, 2020 the amounts eligible for repayment and the associated period of expiration are as follows:
	Expires June 30,			Total Eligible for Recoupment
Fund	2021	2022	2023
AGFiQ U.S. Market Neutral Momentum Fund	$214,161	$242,138	$202,602	$658,901
AGFiQ U.S. Market Neutral Value Fund	215,970	249,332	200,226	665,528
AGFiQ U.S. Market Neutral Anti-Beta Fund	208,882	255,129	484,176	948,187
AGFiQ Hedged Dividend Income Fund	210,337	255,140	215,032	680,509
AGFiQ Global Infrastructure ETF	—	44,646	159,123	203,769
AGFiQ Dynamic Hedged U.S. Equity ETF	—	39,362	148,662	188,024
5. Administration and Custodian Fees
JPMorgan acts as administrator (the “Administrator”) and custodian to the Funds. The Administrator provides the Funds with all required general administrative services. For these services, each Fund shall pay the Administrator monthly, a fee accrued daily and based on average net assets and subject to certain minimum levels. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Funds; each Fund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the Funds under the service agreement. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2020
its duties. As custodian, JPMorgan holds cash, securities and other assets of the Funds as required by the 1940 Act.
6. Distribution, Service Plan and Fund Officers
Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). The Trust has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides such services, the Funds may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.
No distribution or service fees are currently paid by the Funds and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Funds and may cost you more than other types of sales charges.
Foreside Fund Officer Services, LLC (“FFOS”), an affiliate of the Distributor, provides a Chief Compliance Officer as well as certain additional compliance support functions to the Funds. Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer and Treasurer to the Funds. Neither FFOS nor FMS have a role in determining the investment policies of the Trust or Funds, or which securities are to be purchased or sold by the Trust or a Fund.
7. Issuance and Redemption of Fund Shares
The Funds are exchange-traded funds or ETFs. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and investors may pay a commission to such broker-dealers in connection with their purchase or sale. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Information regarding how often the shares of the Funds traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds for the most recently completed five fiscal years and the most recently completed calendar quarters can be found at www.agf.com/us. This information represents past performance and cannot be used to predict future results.
The Funds will only issue or redeem shares aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Funds’ Distributor. An Authorized Participant is either (1) a “Participating Party,” (i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC) (“Clearing Process”), or (2) a participant of DTC (“DTC Participant”), and, in each case, must have executed an agreement (“Participation Agreement”) with the distributor with respect to creations and redemptions of Creation Units. The Funds will issue or redeem Creation Units in return for a basket of assets that the Funds specify each day.
Shares are listed on the NYSE Arca, Inc.TM and are publicly traded. If you buy or sell Fund shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV if you purchase or redeem Fund shares in Creation Units.
Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Funds’ Administrator to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Additionally a portion of the transaction fee is used to offset transactional costs typically accrued in the Funds’ custody expenses directly related to the issuance and redemption of Creation Units. An additional variable fee may be charged for certain transactions. Such fees would be included in the receivable for capital shares issued on the Statements of Assets and Liabilities. Transaction fees assessed during the period, which are included in the proceeds or cost from shares issued or redeemed on the Statements of Changes in Net Assets, were as follows:
Fund	Year Ended June 30, 2020
AGFiQ U.S. Market Neutral Momentum Fund	$6,476
AGFiQ U.S. Market Neutral Anti-Beta Fund	220,239

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2020
Fund	Year Ended June 30, 2020
AGFiQ Hedged Dividend Income Fund	461
8. Investment Transactions
For the year ended June 30, 2020, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, derivatives and in-kind transactions, were as follows:
	Purchases		Sales
Fund	Long	Short Covers	Long	Short
AGFiQ U.S. Market Neutral Momentum Fund	$3,506,461	$6,895,024	$5,104,540	$9,457,472
AGFiQ U.S. Market Neutral Value Fund	491,753	767,179	592,948	441,749
AGFiQ U.S. Market Neutral Anti-Beta Fund	229,936,191	314,710,850	162,399,950	461,634,463
AGFiQ Hedged Dividend Income Fund	5,218,797	3,222,352	5,231,568	2,466,899
AGFiQ Global Infrastructure ETF	828,361	—	795,306	—
AGFiQ Dynamic Hedged U.S. Equity ETF	792,081	—	1,191,478	—
9. In-Kind Transactions
During the period presented in this report, certain Funds delivered securities of the Funds in exchange for the redemption of shares (redemption-in-kind). Cash and securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each transaction.
For the year ended June 30, 2020, the value of the securities transferred for redemptions, and the net realized gains recorded in connection with the transactions were as follows:
Fund	Value	Realized Gain
AGFiQ U.S. Market Neutral Momentum Fund	$1,102,606	$129,964
AGFiQ U.S. Market Neutral Anti-Beta Fund	143,595,077	2,026,001
AGFiQ Hedged Dividend Income Fund	2,226,455	10,969
During the period, certain Funds of the Trust received cash and securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended June 30, 2020, the value of the securities received for subscriptions were as follows:
Fund	Value
AGFiQ U.S. Market Neutral Momentum Fund	$4,883,114
AGFiQ U.S. Market Neutral Anti-Beta Fund	206,376,457
AGFiQ Hedged Dividend Income Fund	1,180,340
10. Principal Investment Risks
Some principal risks apply to all Funds, while others are specific to the investment strategy of certain Funds. Each Fund may be subject to other principal risks in addition to these identified principal risks. This section discusses certain principal risks encountered by the Funds. A more complete description of the principal risks to which each Fund is subject is included in the Funds’ prospectus.
Market Risk.   The value of the Fund’s investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Changes in these markets may be rapid and unpredictable. War and occupation, terrorism and related geopolitical risks, natural disasters, and public health emergencies, including an epidemic or pandemic may lead to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. From time to time, markets may experience stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund’s shares.
Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2020
market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers. The impact of the outbreak may be short term or may last for an extended period of time, which may have an unpredictable impact on Fund performance.
Single Factor Risk.   A Fund invests in securities based on a single factor and seeks to track the performance of a securities index that generally is not representative of the market as a whole. A Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in a Fund is not a complete investment program. There is no guarantee that a stock that exhibited characteristics of a single factor in the past will exhibit that characteristic in the future.
Anti-Beta Risk.   Anti-beta investing entails investing in securities that are less volatile and shorting securities that are more volatile relative to a market index based on historical market index data. There is a risk that the present and future volatility of a security, relative to the market index, will not be the same as it has historically been and thus that the Fund will not be invested in the less volatile securities in the universe. In addition, the Fund may be more volatile than the universe since it will have short exposure to the most volatile stocks in the universe. Volatile stocks are subject to sharp swings in price.
High Dividend Risk.   High dividend investing entails taking long positions in each of ten sectors that, over the last three years, have consistently paid the highest dividends and that have the highest dividend yields and short positions in each of ten sectors that have inconsistently paid dividends or paid the lowest dividends and have the lowest dividend yields. There is a risk that the present and future dividend of a security will not be the same as it has historically been and thus that the Fund will not be invested in high dividend securities. In addition, the Fund may be more volatile than the universe since it will have short exposure to low dividend paying stocks in the universe. In addition, there may be periods when the high dividend style investing is out of favor, and during which the investment performance of a fund using a high dividend strategy may suffer.
Momentum Risk.   In general, “momentum” is the tendency of an investment to exhibit persistence in its relative performance; a momentum style of investing, therefore, emphasizes investing in securities that have recently outperformed the universe. Momentum securities may be more volatile than a broad cross-section of securities, and momentum may be an indicator that a security’s price is peaking. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a fund using a momentum strategy may suffer. Momentum can turn quickly. The Fund may experience significant losses if momentum stops, turns or otherwise behaves differently than predicted.
Value Risk.   Securities that can be quantitatively identified as undervalued may fail to appreciate in value, and the Index may be unsuccessful in identifying undervalued securities. Value securities have generally performed better than other securities during periods of economic recovery. Value investing may go in and out of favor over time and when value securities are out of favor, a fund pursuing a value strategy may underperform and suffer losses.
Authorized Participants Concentration Risk.   A Fund has a limited number of financial institutions that may purchase and redeem Shares directly from the Fund (“Authorized Participants”). To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with a Fund and no other Authorized Participant steps in, shares of a Fund may trade like closed-end fund shares at a significant discount to net asset value (“NAV”) and may face trading halts and/or delisting from the Exchange. Risk may be heightened for a fund that invests in securities or instruments that have lower trading volumes.
Cash Transactions Risk.   A Fund may effect creations and redemptions partly or wholly for cash, rather than through in-kind distributions of securities. To the extent a Fund effects creations and redemptions partly or wholly in cash, an investment in a Fund may be less tax-efficient than an investment in an ETF that effects creations and redemptions primarily or wholly in-kind. ETFs generally are able to make in-kind redemptions and thereby avoid being taxed on gains on the distributed portfolio 45 securities at the Fund level. Because a Fund may effect redemptions partly or wholly for cash, rather than in-kind, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs. If a Fund realizes a gain on these sales, the Fund generally will be required to recognize a gain it might not otherwise have recognized, or to recognize such

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2020
gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. A Fund generally distributes these gains to shareholders to avoid capital gains taxes at the Fund level and the need to otherwise comply with the special tax rules that apply to such gains. This strategy may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. As a result of these factors, the spreads between the bid and the offered prices of a Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.
Concentration Risk.   To the extent that a Target Index Fund’s Target Index is concentrated in a particular industry, the Fund is also expected to be concentrated in that industry and may subject a Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry. In addition, the value of a Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of industries. An individual industry may have above-average performance during particular periods, but may also move up and down more than the broader market. A Fund’s performance could also be affected if the industries do not perform as expected.
Depositary Receipts Risk.   Depositary receipts subject the Fund generally to the same risks as if it were investing in the underlying foreign securities directly, including political and economic risks that differ from investing in securities of U.S. issuers. In addition, because the underlying securities may be trading on a non-U.S. market, the value of the underlying security may decline, sometimes rapidly, at a time when U.S. markets are closed and the Adviser may not be able to take appropriate actions to mitigate losses to the Fund.
Derivatives Risk.   A Fund’s use of derivatives — such as futures contracts and swap agreements, among other instruments — may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in unanticipated ways. Derivatives may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at anticipated price. A Fund’s use of derivatives may increase the amount and affect the timing and character of taxable distributions payable to shareholders. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that a Fund will engage in derivative transactions to reduce exposure to other risks when that would be beneficial. Derivatives may be subject to counterparty risk. Counterparty risk is the risk that a loss may be sustained by a Fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. The Funds do not specifically limit its counterparty risk with respect to any single counterparty.
Emerging Markets Risk.   The Funds may invest in issuers located in emerging market economies (including frontier market economies). The value of Funds that invest in emerging markets may fluctuate more than those that invest in developed markets. In emerging market countries, securities markets may be less liquid, less diverse and may provide less transparency, making it more difficult to buy and sell securities.
Equity Investing Risk.   Equity investments are subject to risks such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. Recent unprecedented turbulence in financial markets, reduced liquidity in credit and fixed income markets, or rising interest rates may negatively affect many issuers worldwide, which may have an adverse effect on the Funds. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and the markets generally.

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2020
Flash Crash Risk.   An exchange or market may close or issue trading halts on specific securities. In such circumstances, a Fund may be unable to accurately price its investments and/or may incur substantial trading losses. In addition, a Target Index Fund may be unable to rebalance its portfolio and may incur significant tracking differences with its Target Index. Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of one or more trading days. In such market conditions, market or stop-loss orders to sell the ETF shares may be executed at market prices that are significantly below NAV.
Foreign Currency Risk.   Securities and other instruments in which the Funds invest may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.
Foreign Securities Risk.   Foreign investments involve additional risks because financial markets outside of the United States may be less liquid and companies may be less regulated and have lower standards of accounting and financial reporting. There may not be an established stock market or legal system that adequately protects the rights of investors. Foreign investments can also be affected by social, political, or economic instability. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign governments may impose investment restrictions. In general, securities issued by companies in more developed markets, such as the United States, Canada and Western Europe, have a lower foreign market risk. Securities issued in emerging or developing markets, such as Southeast Asia or Latin America, tend to have a higher foreign market risk than securities issued in developed markets.
Hedging Risk.   A Fund’s hedging strategies against declines in security prices, financial markets, exchange rates and interest rates may not be successful or cost-effective, and even if they are successful, the Fund’s exposure to a certain risk may not be fully hedged at all times and the Fund may still lose money on a hedged position.
Infrastructure Investment Risk.   Securities and instruments of infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations, including costs associated with compliance with and changes in environmental, governmental and other regulations, rising interest costs in connection with capital construction and improvement programs, government budgetary constraints and funding that impact publicly funded projects, the effects of 50 general economic conditions throughout the world, surplus capacity and depletion concerns, service interruptions, increased competition from other providers of services, uncertainties regarding the availability of fuel at reasonable prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies and high leverage. Infrastructure companies will also be affected by technological innovations that may render existing plants, equipment or products obsolete and natural or man-made disasters. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, resulting in delays and cost overruns.
Investments in Exchange-Traded Funds Risk.   The Funds may invest in underlying funds. An investment in an underlying fund exposes the Fund to the risks associated with the underlying fund’s investments. The Fund will bear its proportionate share of the management, service and other fees of the underlying fund. If an underlying fund suspends redemptions or does not calculate its NAV, the Fund may not be able to value part of its assets. An adjustment to the Fund’s holdings of underlying funds may result in gains being distributed to shareholders of the Fund. As a result of such adjustments, the underlying fund may have to make large purchases or sales of securities to meet the redemption or purchase requests of the Fund. The portfolio manager of the underlying fund may have to change the underlying fund’s holdings significantly or may be forced to buy or sell investments at unfavorable prices, which can affect its performance and the performance of the Fund.

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2020
Leverage Risk.   The use of short selling and swap agreements allows a Fund to obtain investment exposures greater than their NAV by a significant amount, i.e. use leverage. Use of leverage involves special risks and can result in losses that exceed the amount originally invested. Use of leverage tends to magnify increases or decreases in a Fund’s returns and may lead to a more volatile share price.
Market Neutral Style Risk.   During a “bull” market, when most equity securities and long-only equity ETFs are increasing in value, a Fund’s short positions will likely cause a Fund to underperform the overall U.S. equity market and such ETFs. In addition, because the U.S. Market Neutral Funds employ a dollar-neutral strategy to achieve market neutrality, the beta of a Fund (i.e., the relative volatility of a Fund as compared to the market) will vary over time and may not be equal to zero.
Master Limited Partnership Risk.   Master Limited Partnerships (“MLPs”) are commonly taxed as partnerships and publicly traded on national securities exchanges. Investments in common units of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters that affect the MLP. MLPs are commonly treated as partnerships that are “qualified publicly traded partnerships” for federal income tax purposes, which commonly pertain to the use of natural resources. Changes in U.S. tax laws could revoke the pass-through attributes that provide the tax efficiencies that make MLPs attractive investment structures.
Passive Investment Risk.   The Adviser does not actively manage the Funds and therefore does not attempt to analyze, quantify or control the risks associated with investing in stocks of companies in the relevant Target Index. Each Fund invests primarily in securities included in, or representative of, its Target Index regardless of their investment merits. The Adviser does not attempt to take defensive positions in declining markets. As a result, the Funds may hold constituent securities regardless of the current or projected performance of a specific security or a particular industry or market sector, which could cause the Funds’ return to be lower than if the Funds employed an active strategy.
Premium/Discount Risk.   Fund shares may trade at prices that are above or below their NAV per share. The market prices of Fund shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund shares.
REIT Risk.   Through its investments in REITs, a Fund will be subject to the risks of investing in the real estate market, including decreases in property values and revenues and increases in interest rates.
Secondary Market Trading Risk.   Investors buying or selling Fund shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted.
Short Sale Risk.   Short sales are transactions in which a Fund sells a stock it does not own. To complete the transaction, a Fund must borrow the stock to make delivery to the buyer. A Fund is then obligated to replace the stock borrowed by purchasing the stock at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the stock was sold by a Fund. If the underlying stock goes up in price during the period during which the short position is outstanding, a Fund will realize a loss on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs a Fund must pay to a lender of the security.
Tracking Error Risk.   The investment performance of a Target Index Fund may diverge from that of its Target Index. A Target Index Fund’s return may not match the return of the Target Index for a number of other reasons. For example, each Target Index Fund incurs a number of operating expenses not applicable to the Target Index, and incurs costs in buying and selling securities, especially when reconstituting a Target Index Fund’s securities holdings to reflect changes in the composition of the Target Index. Since certain Target Index’s components are rebalanced or

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2020
reconstituted more frequently than other indices, the relevant Target Index Fund’s transaction costs may be greater. To the extent a Target Index Fund employs a representative sampling strategy, the investments held by a Target Index Fund may provide performance that differs from the aggregate performance of all of the Target Index components.
11. LIBOR Risk
The United Kingdom’s Financial Conduct Authority, which regulates the London Interbank Offered Rate (“LIBOR”), has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on any of the Funds or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to a Fund.
12. Guarantees and Indemnifications
In the normal course of business, a Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Funds’ organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Adviser is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.
13. New Accounting Pronouncements
On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements.
In March 2020, the FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
14. Subsequent Events
Management has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Fund’s financial statements.

AGF Investments Trust
Report of Independent Registered Public Accounting Firm
June 30, 2020
To the Board of Trustees of AGF Investments Trust and the Shareholders of the AGFIQ U.S. Market Neutral Momentum Fund, AGFIQ U.S. Market Neutral Value Fund, Fund, AGFIQ U.S. Market Neutral Anti-Beta Fund, AGFIQ Hedged Dividend Income Fund, AGFIQ Dynamic Hedged U.S. Equity ETF and AGFIQ Global Infrastructure ETF
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AGFIQ U.S. Market Neutral Momentum Fund, AGFIQ U.S. Market Neutral Value Fund, AGFIQ U.S. Market Neutral Anti-Beta Fund, AGFIQ Hedged Dividend Income Fund, AGFIQ Dynamic Hedged U.S. Equity ETF and AGFIQ Global Infrastructure ETF (six of the funds constituting AGF Investments Trust, hereafter collectively referred to as the “Funds”) as of June 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended June 30, 2020 (or for AGFIQ Dynamic Hedged U.S. Equity ETF and AGFIQ Global Infrastructure ETF for the year ended June 30, 2020 and for the period May 23, 2019 (commencement of operations) through June 30, 2019), including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended June 30, 2020 (or for AGFIQ Dynamic Hedged U.S. Equity ETF and AGFIQ Global Infrastructure ETF for the year ended June 30, 2020 and for the period May 23, 2019 (commencement of operations) through June 30, 2019), and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Boston, Massachusetts
August 25, 2020
We have served as the auditor of one or more investment companies in AGF Investments Trust since 2012.

AGF Investments Trust
Expense Example (Unaudited)
June 30, 2020
As a shareholder, you incur two types of costs: (1) Transaction costs for, such as brokerage commissions, purchasing and selling shares and (2) ongoing costs, including management fees, other operational and investment related expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
Actual Expenses
The actual expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended June 30, 2020.
The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended June 30, 2020.
The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on the purchases and sales of Fund shares. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

AGF Investments Trust
Expense Example (Unaudited)
June 30, 2020
	Beginning Account Value 01/01/20	Ending Account Value 06/30/20	Expenses Paid During the Period*	Annualized Expense Ratio During Period
AGFiQ U.S. Market Neutral Momentum Fund
Actual	$1,000.00	$1,253.80	$14.40	2.57%
Hypothetical	$1,000.00	$1,012.08	$12.86	2.57%
AGFiQ U.S. Market Neutral Value Fund
Actual	$1,000.00	$694.70	$6.78	1.61%
Hypothetical	$1,000.00	$1,016.86	$8.07	1.61%
AGFiQ U.S. Market Neutral Anti-Beta Fund
Actual	$1,000.00	$1,094.30	$11.14	2.14%
Hypothetical	$1,000.00	$1,014.22	$10.72	2.14%
AGFiQ Hedged Dividend Income Fund
Actual	$1,000.00	$868.60	$5.48	1.18%
Hypothetical	$1,000.00	$1,019.00	$5.92	1.18%
AGFiQ Global Infrastructure ETF(a)
Actual	$1,000.00	$881.70	$2.11	0.45%
Hypothetical	$1,000.00	$1,022.63	$2.26	0.45%
AGFiQ Dynamic Hedged U.S. Equity ETF(b)
Actual	$1,000.00	$997.10	$2.04	0.41%
Hypothetical	$1,000.00	$1,022.82	$2.06	0.41%

*
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 182 days in the most recent fiscal half-year divided by 366 days in the fiscal year (to reflect the one half year period)

(a)
The annualized expense ratio does not reflect the indirect expenses of the underlying Fund in which it invests.

(b)
The annualized expense ratio does not reflect the indirect expenses of the underlying non-affiliated Funds in which it invests. Additionally, the Adviser has contractually agreed to waive the management fee charged to a Fund to the extent of the amount of any acquired fund fees and expenses incurred by the Fund that are attributable to the management fee paid to the Adviser (or an affiliated person of the Adviser) by an underlying fund in which the Fund invests. If the ratio had included these affiliated indirect expenses, the annualized expense ratio would have been 0.45% for both the Actual and Hypothetical expense examples.

AGF Investments Trust
Board Consideration of the Investment Advisory Agreement
At a meeting held on February 24, 2020, the Board of Trustees (“Board”) of AGF Investments Trust (“Trust”), including the Trustees who are not “interested persons” of the Trust or AGF Investments LLC (“AGFUS” or the “Adviser”) (including its affiliates) (such Trustees, the “Independent Trustees”), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between AGFUS and the Trust, on behalf of AGFiQ U.S. Market Neutral Momentum Fund, AGFiQ U.S. Market Neutral Value Fund, AGFiQ U.S. Market Neutral Anti-Beta Fund (“BTAL”) (such three series, the “Market Neutral ETFs”), AGFiQ Hedged Dividend Income Fund (“DIVA” and together with the Market Neutral ETFs, the “ETFs”).
In evaluating the Agreement, the Board, including the Independent Trustees, reviewed materials furnished by the Adviser and met with senior representatives of the Adviser. The Board also considered materials that they had received at past meetings, including routine quarterly meetings, relating to the nature, extent and quality of the Adviser’s services, including information concerning each ETF’s advisory fee, net expense ratio, and performance. Generally, the Board considered the following factors in connection with its renewal of the Agreement: (1) the nature, extent, and quality of the services provided by the Adviser; (2) the investment performance of each ETF; (3) the costs of the services provided; (4) the extent to which economies of scale might be realized as each ETF grows; (5) whether fee levels reflect such potential economies of scale, if any, for the benefit of investors; and (6) any other benefits derived by the Adviser from its relationship with the ETFs.
Nature, Extent and Quality of Services; Investment Performance
With respect to the nature, extent and quality of the services provided, the Board considered the portfolio management and other personnel of the Adviser who perform services for the ETFs, the compliance function of the Adviser, and the financial condition of the Adviser. In this regard, the Board evaluated the integrity of the Adviser’s personnel, the experience of the portfolio management team, including in managing long-short and market neutral strategies, and the management of each ETF in accordance with its investment objective and policies. The Board considered the demonstrated ability of the portfolio managers to manage each ETF to closely track its target index.
With respect to the performance of each Market Neutral ETF, the Board considered each Market Neutral ETF’s performance since inception and for the last quarter, one-year, three-year and five-year periods. In this regard, among other things, the Board considered each Market Neutral ETF’s total returns compared to the total returns of its target index, as well as one or more funds identified by the Adviser as comparable (“Comparator Funds”). With respect to the Market Neutral ETFs’ performance relative to the Comparator Funds, the Board considered that the Comparator Funds do not employ comparable investment strategies inasmuch as the Comparator Funds do not pursue market neutral strategies, but rather long-short strategies. Further, the Board noted that the Comparator Funds do not pursue single-”factor” strategies (i.e., momentum, value and low beta), but rather multi-factor strategies (i.e., a combination of value, momentum, etc.). The Board considered the Adviser’s explanation of why such differences adversely impacted the performance of the Market Neutral ETFs as compared to their Comparator Funds over all periods reviewed. Further, with respect to the absolute performance of the Market Neutral ETFs, the Board acknowledged the Adviser’s explanation that, since the Market Neutral ETFs’ inception in 2011, the market had generally moved upward and, as a result, market neutral strategies had generally underperformed. In determining to renew the Agreement, the Board observed that each Market Neutral ETF closely tracked its target index, particularly before fees and expenses.
With respect to the performance of DIVA, the Board reviewed its performance since inception and for the last quarter, one-year, and three-year periods. The Board considered DIVA’s total returns compared to the total returns of its target index and of its Comparator Funds. The Board observed that, based on the comparisons provided, DIVA had underperformed its Comparator Funds for certain periods reviewed. In determining to renew the Agreement, the Board observed that DIVA closely tracked its target index before fees and expenses and considered the Adviser’s representation that DIVA’s strategy was designed to be, and was, less volatile than the Comparator Funds.
Because the ETFs are index-based funds, the Board considered the quality of each ETF’s target index and each ETF’s tracking error relative to such index. In this context, the Board considered the performance of each Market Neutral ETF’s target index and data showing that each Market Neutral ETF’s target index appropriately identifies

AGF Investments Trust
Board Consideration of the Investment Advisory Agreement
component securities that are representative of the relevant investment factor (i.e., momentum, value and low beta). In addition, the Board considered each ETF’s tracking error relative to its target index, before and after fees and expenses. The Board also considered the Adviser’s explanation of the disproportionate impact fees and expenses have on the ETFs due to the cost of short positions and the ETFs’ low levels of assets under management. The Board noted management’s representation that the ETFs provide investors with unique investment solutions that are designed to appeal to asset allocators for inclusion in model portfolios, notwithstanding their absolute performance, due to their passive nature and predictable performance. Based on the information considered, the Board concluded that the nature, extent and quality of services supported renewal of the Agreement with respect to the ETFs.
Fund Expenses; Cost of Services; Economies of Scale; Related Benefits
The Board reviewed information comparing each ETF’s contractual management fee rate, as a percentage of average net assets, to the Comparator Funds. The Board also reviewed information comparing each ETF’s net expense ratio to the net expense ratios of the Comparator Funds, taking into account, as applicable, dividend and interest expenses on short sales, expense waivers and reimbursements. The Board noted that the Adviser did not provide advisory services to any other fund or account pursuing an investment objective substantially similar to any of the ETFs. Based on the information described, the Board concluded that each ETF’s advisory fee and total expense ratio were reasonable.
The Board also reviewed the overall profitability to the Adviser of the ETFs and evaluated the services that the Adviser provides to each ETF for potential economies of scale. In this regard, the Board noted that since the ETFs’ inception, except with respect to BTAL, they have not gathered significant assets, and the Adviser has generally subsidized the expense of their operations by reimbursing expenses and waiving fees. Based on this and other information, the Board determined that economies of scale were not a material factor to be considered in connection with the renewal of the Agreement.
The Board evaluated the ancillary (or fall-out) benefits being received by the Adviser as a result of its relationship with the ETFs, including a summary of how its other business activities coincide with the ETFs. In addition, the Board considered the Adviser’s accrual of soft dollars in connection with trading transactions for the ETFs. Based on the information considered, the Board did not deem such benefits to be material to their consideration of the renewal of the Agreement.
Based on their review of the facts and circumstances related to the Agreement, the Board concluded that each ETF could benefit from the Adviser’s continued management. Thus, the Board determined that the renewal of the Agreement with respect to each ETF was appropriate and in the best interest of each ETF. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to different factors. After reviewing a memorandum from Independent Trustee counsel discussing the legal standards applicable to the Board’s consideration of the Agreement, and after the Independent Trustees met privately with such counsel, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant.

AGF Investments Trust
Additional Information (Unaudited)
Proxy Voting Information
A description of AGF Investments Trust’s proxy voting policies and procedures is attached to the Funds’ Statement of Additional Information, which is available without charge by visiting the Funds’ website at www.agf.com/us or the U.S. Securities and Exchange Commission’s (“SEC”) SEC’s website at www.sec.gov or by calling collect 1-617-292-9801.
In addition, a description of how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling collect 1-617-292-9801 or on the SEC’s website at www.sec.gov.
Quarterly Portfolio Holdings Information
AGF Investments Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year to date on Form N-PORT and, for periods prior to March 31, 2020, on Form N-Q. The Funds’ Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov. You may also review and obtain copies of the Funds’ Forms N-Q and Forms N-PORT, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. In addition, the Funds’ full portfolio holdings are updated daily and available on the AGFiQ Funds’ website at www.agf.com/us.
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
Federal Tax Information
Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentages of ordinary dividends paid during the tax year ended June 30, 2020 are designated as “qualified dividend income” (QDI), as defined in the Act, subject to reduced tax rates in 2020. The Funds also qualify for the dividends received deduction (DRD) for corporate shareholders. Complete information will be reported in conjunction with your 2020 Form 1099-DIV.
As of June 30, 2020, the Fund federal tax information was as follows:
Fund	QDI	DRD
AGFiQ U.S. Market Neutral Value Fund	81.73%	73.91%
AGFiQ U.S. Market Neutral Anti-Beta Fund	100.00%	100.00%
AGFiQ Hedged Dividend Income Fund	72.99%	74.65%
AGFiQ Global Infrastructure ETF	93.53%	36.06%
AGFiQ Dynamic Hedged U.S. Equity ETF	100.00%	100.00%
For the tax year ended June 30, 2020, foreign taxes which are expected to be passed through to shareholders for foreign tax credits and gross income derived from sources within foreign countries were as follows:
Fund	Foreign Taxes Paid	Foreign Source Income
AGFiQ Global Infrastructure ETF	$6,612	$49,021

AGF Investments Trust
Trustees and Officers of the Trust (Unaudited)
Trustees
Name, Address*, Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Peter A. Ambrosini Year of Birth: 1943	Trustee	Indefinite/ Since 2011	Independent Consultant, Independent Directors of GMO Trust (2013 − Present); Independent Consultant, GMO Funds, (2011 to present); Principal, Dover Consulting LLC (2008 to 2015).	8	None
Joseph A. Franco Year of Birth: 1957	Trustee	Indefinite/ Since 2011	Professor of Law, Suffolk University Law School (1996 to present).	8	None
Richard S. Robie III Year of Birth: 1960	Trustee	Indefinite/ Since 2011	Chief Operating Officer, Eagle Capital Management (July 2017 to present); Consultant, Advent International (August 2010 to present).	8	None
Interested Trustee**
William C. Carey Year of Birth: 1960	Trustee; Vice President	Indefinite/ Since 2018 Since 2018	Chief Executive Officer, AGF Investments LLC (September 2013 to February 2020).	8	Trustee, Bates College (2011 to present).

*
Each Independent Trustee may be contacted by writing to the counsel for the Independent Trustees of AGF Investments Trust, c/o Stacy L. Fuller, Esq., K&L Gates LLP, 1601 K Street, NW, Washington, D.C., 20006-1600.

**
Mr. Carey is an “interested person,” as defined by the 1940 Act, because of his employment with and ownership interest in AGF Investments LLC, adviser to the AGFiQ ETFs.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling (617) 292-9801 (collect).

AGF Investments Trust
Trustees and Officers of the Trust (Unaudited)
Officers
Name, Address, Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Joshua G. Hunter 10 High Street, Suite 302 Boston, MA 02110 Year of Birth: 1981	Principal Financial Officer and Treasurer	Indefinite/ Since 2015	Fund Principal Financial Officer, Foreside Management Services LLC (July 2015 to present); Vice President/Assistant Vice President, Treasury Services, JPMorgan Chase & Co. (July 2008 to July 2015).*
William H. DeRoche 53 State Street, Suite 1308, Boston, MA 02109 Year of Birth: 1962	President	Indefinite/ Since 2012	Chief Investment Officer, Adviser (April 2010 to present); Chief Compliance Officer, Adviser (June 2012 to March 2017); Portfolio Manager, ICC Capital (March 2015 to December 2015).
Kenneth A. Kalina c/o Foreside 3 Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1959	Chief Compliance Officer	Indefinite/ Since 2017	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (June 2017 to present); Chief Compliance Officer, Henderson Global Funds (December 2005 to June 2017); Chief Compliance Officer, Henderson Global Investors (North America) Inc. (December 2005 to December 2015).*
Kevin McCreadie 66 Wellington Street West 31st Floor Toronto, Ontario Canada M5K 1E9 Year of Birth: 1960	Vice President	Indefinite/ Since 2017	Director and Chief Investment Officer of AGF Investments America Inc, and Executive Vice President and Chief Investment Officer of AGF Management Limited (June 2014 to present); Senior Officer and/or Director of certain subsidiaries of AGF Management Limited (June 2014 to present); Managing Executive – Institutional Asset Management, PNC Financial Services Group Inc.’s (“PNC”) Asset Management Group (December 2008 to May 2014); President and Chief Investment Officer, PNC Capital Advisors, LLC, a division of PNC and President, PNC Funds Co. and President, PNC Alternative Investment Funds Co. (March 2007 to May 2014).

*
Mr. Hunter and Mr. Kalina serve as officers to other unaffiliated mutual funds or closed-end funds for which the Distributor (or its affiliates) acts as distributor (or provider of other services).

AGF Investments Trust
53 State Street, Suite 1308
Boston, MA 02109
www.AGFiQ.com
Distributor:
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

Item 2. Code of Ethics.

As of the end of the period, June 30, 2020, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. During the period covered by this report, there have been no waivers granted under the code of ethics.

Item 3. Audit Committee Financial Expert.

The Board has determined that it does not include an audit committee financial expert, notwithstanding certain Trustees’ past experience overseeing the implementation of accounting controls and principles, due to the continuous modernization of accounting and tax requirements and the increasingly important role played by technology in the conduct of audits.

Item 4. Principal Accountant Fees and Services.

Aggregate fees for professional services rendered for AGF Investments Trust by PricewaterhouseCoopers LLP (“PwC”) for the fiscal years ended June 30, 2018 and June 30, 2019 were:

	2019	2020
Audit Fees (a)	113,477	102,103
Audit Related Fees (b)	0	0
Tax Fees (c)	50,815	59,217
All Other Fees (d)	0	0
Total:	164,292	161,320

(a)	Audit Fees: These fees relate to professional services rendered by PwC for the audit of the Registrant’s annual financial statement or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Registrant and issuance of consents.

(b)	Audit Related Fees: These fees relate to assurance and related services by PwC related to audit services in connection with the June 30, 2019 and June 30, 2020 annual financial statement.

(c)	Tax Fees: These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning.

(d)	All Other Fees: These fees relate to products and services provided by PwC other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)(1)	Per Rule 2-01(c)(7)(A) and the charter of the Registrant’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Registrant, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Registrant (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Registrant’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

(e)(2)	0% of services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees: Not Applicable.

(g)	Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal year ended June 30, 2019 and June 30, 2020: $50,815 and $59,217, respectively.

(h)	The Registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, Peter A. Ambrosini, Joseph A. Franco and Richard S. Robie III, are members of the Audit Committee.

(b)	Not Applicable.

Item 6. Investments

(a)          Schedule I – Investments in Securities of Unaffiliated Issuers

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)          Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant did not have in place procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a - 3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Exhibits.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)	Code of Ethics – Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not applicable.

(a)(4)	A change in the registrant’s independent public accountant – Not applicable

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AGF Investments Trust

By:	/s/ William DeRoche
William DeRoche
President and Principal Executive Officer
September 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William DeRoche
William DeRoche
President and Principal Executive Officer
September 3, 2020

By:	/s/ Joshua Hunter
Joshua Hunter
Principal Financial Officer and Treasurer
September 3, 2020